                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-12

                                   Xceed Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies: Not Applicable

  2)  Aggregate number of securities to which transaction applies: Not
      Applicable

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

  4)  Proposed maximum aggregate value of transaction: Not Applicable

  5)  Total fee paid: Not Applicable

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid: ___________________________________

  2)  Form, Schedule or Registration Statement No.: _____________

  3)  Filing Party: _____________________________________________

  4)  Date Filed: _______________________________________________

                                   XCEED INC.
                                  233 Broadway
                            New York, New York 10279

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON OCTOBER 5, 2000

To the Stockholders of Xceed Inc.:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Xceed Inc., a Delaware corporation (the "Company") will be held at the Loews New York Hotel, 569 Lexington Avenue (at 51st Street), New York, New York 10022, on October 5, 2000, at 11:00 a.m. to consider and take action on the following matters:

     1. To approve an amendment to the Company's Certificate of Incorporation to change the Company's name to Worldwide Xceed Group, Inc.;

     2. To approve and ratify the Xceed Inc. Amended and Restated Millennium Stock Option Plan;

     3. To approve and ratify the issuance of shares of Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"), warrants to purchase shares of the Company's common stock (the "Warrants") and shares of the Company's common stock issuable upon conversion of the Preferred Stock and exercise of the Warrants; and

     4. To transact such other business as may properly come before the meeting.

   Holders of record of the Company's common stock at the close of business on August 9, 2000, are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON.

                                          By Order of the Board of Directors,
                                          /s/ Werner G. Haase
                                          Werner G. Haase, Co-Chairman

New York, New York

September 8, 2000

                                   XCEED INC.
                                  233 Broadway
                            New York, New York 10279

                        SPECIAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON OCTOBER 5, 2000

                                PROXY STATEMENT

   This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Xceed Inc. (the "Company") of proxies to be voted at the Special Meeting of Stockholders of the Company to be held at the Loews New York Hotel, 569 Lexington Avenue (at 51st Street), New York, New York 10022 at 11:00 a.m. on October 5, 2000 or at any adjournments thereof.

   The shares represented by proxies that are properly filled out and received in the enclosed form will be voted in accordance with the specifications made thereon. In the absence of specific instructions, proxies will be voted in accordance with the recommendations made herein with respect to the proposals described in this Proxy Statement. A proxy may be revoked by a stockholder at any time before it is exercised by filing an instrument revoking it with our Corporate Secretary, by filing a duly executed proxy bearing a later date or by attending the meeting and electing to vote in person. This Proxy Statement and accompanying proxy card will be mailed to stockholders on or about September 8, 2000.

   Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on August 9, 2000, are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. At the close of business on August 9, 2000, there were 24,063,304 shares of Common Stock outstanding and entitled to vote at the meeting. There were 870 record holders as of August 9, 2000. Each share of Common Stock is entitled to one vote.

         SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The following sets forth information regarding beneficial ownership of our Common Stock as of August 9, 2000 by:

  . each person known to us who beneficially owns more than 5% of the outstanding shares of our Common Stock;

  . each of our directors and named executive officers; and

  . all of our directors and executive officers as a group.

   Unless otherwise indicated, the address of each person below is c/o Xceed Inc., 233 Broadway, New York, New York 10279.

                                                                 Percentage of
                                               Number of Shares  Common Stock
Name and Address of Beneficial Owner          Beneficially Owned  Outstanding
------------------------------------          ------------------ -------------
Werner G. Haase(1)(2)........................     2,410,150          10.0%

Nurit Kahane Haase(2)........................     2,410,150          10.0%

Scott A. Mednick(3)..........................     1,300,000           5.4%

Howard A. Tullman(4).........................         2,200             *

William N. Zabit.............................     1,187,077           4.9%

Norman Docteroff(5)..........................       125,000             *
 81 Two Bridges Road
 Fairfield, NJ 07004

John A. Bermingham(6)........................       100,000             *
 9 Raintree Court
 Kinnelon, NJ 07405

Theodore Deikel(7)...........................     1,318,359           5.5%
 2424 West Lake of the Isles
 Minneapolis, MN 55405

Terry A. Anderson(8).........................         5,000             *
 19197 River Road
 Athens, OH 45701

Edward A. Bennett(9).........................       262,411           1.1%
 725 Washington Street
 New York, NY 10014

Raymond Marcy................................           --            --
 2050 Spectrum Boulevard
 Fort Lauderdale, FL 33309

Directors and Executive Officers as a Group
 (15 persons)................................     6,856,877          28.5%

--------
(1) Consists of 589,450 shares of Common Stock and 743,750 options, all of which have vested and are exercisable at various prices ranging from $1.52 per share to $4.40 per share. See "Executive Compensation--Aggregate Option/SAR Exercises in Last Fiscal Year; Fiscal Year End Option/SAR Values."
(2) Werner Haase owns 1,333,200 shares of Common Stock, which represents 5.5% of the Common Stock outstanding. Nurit Kahane Haase owns 1,076,950 shares of Common Stock, which represents 4.5% of the Common Stock outstanding. Mr. Haase disclaims any beneficial interest in the shares held by his wife Nurit Kahane Haase. Mrs. Haase disclaims any beneficial interest in the shares held by her husband Werner Haase.
(3) Represents 1,000,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $6.00 per share and 300,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $17.38 per share. All of these options are currently exercisable. See "Employment Agreements" and "Executive Compensation--Aggregate Option/SAR Exercises in Last Fiscal Year; Fiscal Year End Option/SAR Values."
(4) Excludes 1,000,000 shares of Common Stock issuable upon exercise of options granted to Mr. Tullman in connection with the execution of his employment agreement. The options are exercisable in equal annual increments at a price of $7.75 per share commencing in August 2001. The exercise price of $7.75 was the closing sale price of the Common Stock as quoted on the Nasdaq National Market System on the date of grant. See "Employment Agreements."

(5) Excludes 50,000 shares of Common Stock issuable upon exercise of options granted to Mr. Docteroff for his service as a member of the Board of Directors during fiscal 2000. These options will vest and become exercisable at a price of $12.125 per share in 2001. The exercise price was the closing sale price of the Common Stock as quoted on the Nasdaq National Market System on the date of grant.
(6) Represents 50,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $3.44 per share and 50,000 shares of Common Stock issuable upon the exercise of options at an exercise price of $11.50 per share, which Mr. Bermingham has received as compensation for serving as a member of the Board of Directors. Excludes 50,000 shares of Common Stock issuable upon exercise of options granted to Mr. Bermingham for his service as a member of the Board of Directors during fiscal 2000. These options will vest and become exercisable at a price of $12.125 per share in 2001. The exercise prices were the closing sale prices of the Common Stock as quoted on the Nasdaq National Market System on the dates of the grants.
(7) Mr. Deikel purchased his shares pursuant to a private placement offering by the Company in May 1999. The above figure includes 439,453 shares of Common Stock and warrants which are exercisable to purchase 878,906 shares of Common Stock at an exercise price of $19.01 per share.
(8) Represents shares issuable upon the exercise of options at an exercise price of $6.06 per share, which Mr. Anderson has received as compensation for serving as a member of the Board of Directors. The exercise price was the market price of the Common Stock as quoted on the Nasdaq National Market System on the date of the grant.
(9) Excludes 300,000 shares of Common Stock issuable upon exercise of options granted to Mr. Bennett in connection with his agreement to serve as a member of the Board of Directors. These options will vest and become exercisable at a price of $9.25 per share beginning in 2001 in three equal annual increments at the end of each year of Mr. Bennett's service on the Board of Directors.
 * Represents less than one percent (1%) ownership.

Board Committees

   Audit Committee. The Audit Committee reviews the preparations for and the scope of the audit of our annual financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of our independent auditors and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. The Audit Committee has direct access to our independent auditors and legal counsel and performs such other duties relating to the maintenance of the proper books of account and records and other matters as the Board of Directors may assign from time to time. Norman Docteroff, John Bermingham and Terry Anderson comprise the Audit Committee.

   Compensation Committee. The Compensation Committee supervises and makes recommendations with respect to our employees' compensation levels. The Compensation Committee approves the terms of employment of all of our officers and administers the Company's option plans, including establishing the terms and amounts of option grants. Norman Docteroff and John Bermingham comprise the Compensation Committee.

   All directors attended at least 75% of the Board meetings and assigned committee meetings during the fiscal year ended August 31, 1999. The Board of Directors held six meetings during the year, the Audit Committee held one meeting and the Compensation Committee held three meetings.

Compensation of Directors

   Other than as discussed in the paragraph below, directors who are our employees receive no additional compensation for their services as directors. Directors who are not our employees do not receive a fee for attendance in person at meetings of the Board of Directors or committees of the Board of Directors, but are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at the meetings.

   Terry Anderson received a fee of $40,000 during fiscal 1999 for rendering consulting services to us. When Mr. Anderson agreed to join the Board of Directors, he received a grant of 5,000 options with an exercise price of $6.06 per share, which was the market price of the Common Stock as quoted by the Nasdaq National Market System on the date of the grant. During fiscal 1999, Mr. Docteroff and Mr. Bermingham were each granted options to purchase 50,000 shares of Common Stock. The options became exercisable in February 2000 and have an exercise price of $11.50 per share. During fiscal 2000, Mr. Docteroff and Mr. Bermingham were also granted options to purchase 50,000 shares of Common Stock, which will become exercisable at $12.125 per share in 2001. The exercise prices were the closing sale prices of the Common Stock as quoted on the Nasdaq National Market System on the dates of the grants.

Indemnification

   The Delaware General Corporation Law provides that a company may indemnify its directors and officers as to certain liabilities. Our Certificate of Incorporation provides for the indemnification of our directors and officers to the fullest extent permitted by law. The effect of such provision is to indemnify our directors and officers against all costs, expenses and liabilities they may incur in connection with any action, suit or proceeding in which they are involved because of their affiliation with us. We maintain directors and officers liability insurance to effectuate these provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No interlocking relationships currently exist between our officers and members of the Compensation Committee. Mr. Haase was a member of the Compensation Committee until he stepped down in March 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires that our directors and executive officers and beneficial owners of more than 10% of our Common Stock file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission and the Nasdaq National Market. Each of William Zabit, John Bermingham, Norman Docteroff and Terry Anderson failed to file a Form 5 on a timely basis with respect to transactions in fiscal 1999. The total number of late reports was three for Mr. Zabit, one for Mr. Bermingham, one for Mr. Docteroff and one for Mr. Anderson. Wolf Boehme (a former officer) failed to file a Form 3 on a timely basis upon becoming a director or executive officer of the Company. Theodore Deikel, who was a 10% holder of our Common Stock, failed to file a Form 3 on a timely basis and untimely reported one sale transaction on Form 4. During fiscal 1999, Mr. Zabit untimely reported three purchase transactions on Form 4. The Company has instituted a compliance program to assist its directors and executive officers with Section 16 filings.

EXECUTIVE OFFICERS

   The following table sets forth the name, position and age of our executive officers as of August 9, 2000:

Name                            Age Position with the Company
----                            --- -------------------------
Scott A. Mednick...............  44 Co-Chairman
Werner G. Haase................  62 President and Co-Chairman
Howard A. Tullman..............  55 Chief Executive Officer and Director
John P. Gandolfo...............  39 Senior Vice President and Chief Financial
                                    Officer
Gary S. Kahl...................  37 Executive Vice President of National
                                    Practices
Kevin D. Labick................  30 Executive Vice President, National Business
                                    Operations
Adeo Ressi di Cervia...........  28 Executive Vice President, Corporate
                                    Strategies
Paul P. Schmidman..............  47 Chief Corporate Architect and Executive Vice
                                    President, Business Development

FAMILY RELATIONSHIPS

   Werner Haase, the Co-Chairman and President and former Chief Executive Officer, and Nurit Kahane Haase, the Company's former Senior Vice President and Secretary, are married. Mr. Haase stepped down as Chief Executive Officer of the Company on August 4, 2000, but continues to serve as the Co-Chairman and President. See "Employment Agreements." Mrs. Haase resigned her positions as Senior Vice President and Secretary on July 31, 2000. See "Certain Transactions." There are no other family relationships among directors or executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table summarizes the compensation paid to or earned by the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") during the last three fiscal years.

                                                                 Long-Term Compensation Awards
                                                                 ------------------------------
                                      Annual Compensation
                                --------------------------------
                                      Payouts                               Securities
                                -------------------              Restricted Underlying
Name and Principal       Fiscal                     Other Annual   Stock     Options/    LTIP    All Other
Position                  Year   Salary    Bonus    Compensation  Awarded    SARs(#)   Pay-outs Compensation
------------------       ------ -------- ---------- ------------ ---------- ---------- -------- ------------
Scott A. Mednick........  1999  $350,000 $1,080,000      $0          $0       300,000     $0      $     0
 Co-Chairman              1998  $ 43,750 $   80,000      $0          $0     1,000,000     $0      $     0
                          1997  $      0 $        0      $0          $0             0     $0      $     0

Werner G. Haase.........  1999  $500,000 $  150,000      $0          $0             0     $0      $84,299(2)
 President, Co-Chairman   1998  $500,000 $  300,000      $0          $0       500,000     $0      $80,859(2)
 and former Chief         1997  $500,000 $  300,000      $0          $0             0     $0      $82,152(2)
 Executive Officer(1)

Nurit Kahane Haase......  1999  $250,000 $        0     $ 0         $ 0             0    $ 0      $     0
 Former Senior Vice       1998  $250,000 $        0     $ 0         $ 0             0    $ 0      $     0
 President and            1997  $250,000 $        0     $ 0         $ 0             0    $ 0      $     0
 Secretary(3)

William N. Zabit(4).....  1999  $400,000 $        0      $0          $0             0    $ 0      $ 7,066(2)
 Former President         1998  $      0 $        0      $0          $0             0    $ 0      $     0
                          1997  $      0 $        0      $0          $0             0    $ 0      $     0

Wolf Boehme(5)..........  1999  $212,347 $  125,000      $0          $0       250,000     $0      $     0
 Former Chief Operating   1998  $ 28,558 $        0      $0          $0             0     $0      $     0
 Officer                  1997  $      0 $        0      $0          $0             0     $0      $     0

--------
(1) Mr. Haase stepped down as Chief Executive Officer of the Company in August 2000.
(2) Includes premiums for life insurance policies paid by us on behalf of the noted persons.
(3) Mrs. Haase resigned her positions as Senior Vice President and Secretary in July 2000.
(4) Mr. Zabit resigned as President in March 2000.
(5) Mr. Boehme resigned his position as Chief Operating Officer in December
    1999.

   The aggregate amount of personal benefits cannot be specifically or precisely ascertained and do not, in any event, exceed $50,000 or 10% of compensation as to any person. We offer health insurance to all of our employees. At the present time we do not have any retirement, pension, profit sharing, or other similar programs or benefits for our executive officers.

Option/SAR Grants in Last Fiscal Year

   The table below sets forth information regarding stock options granted during fiscal 1999 to each of the Named Executive Officers who were granted options in fiscal 1999.

                               Individual Grants                                   Potential Realizable
                         -----------------------------                               Value at Assumed
                          Number of   Percent of Total                             Annual Rates of Stock
                          Securities    Options/SARs                              Price Appreciation for
                          Underlying     Granted to    Exercise                         Option Term
                         Options/SARs   Employees in    Price                     -----------------------
Name                      Granted(#)    Fiscal Year     ($/Sh)   Expiration Date     5%($)      10%($)
----                     ------------ ---------------- -------- ----------------- ----------- -----------
Scott A. Mednick........   300,000          7.1%        $17.38  August 3, 2004(1)  $1,440,532  $3,183,199
 Co-Chairman


Wolf Boehme.............   250,000          5.9%         $7.25  November 19, 2001    $285,000    $602,500
 Former Chief Operating
 Officer(2)

--------
(1) The vesting and exercise of these options has been accelerated pursuant to the terms of Mr. Mednick's employment agreement. See "Employment Agreements."
(2) Mr. Boehme resigned his position as Chief Operating Officer in December
    1999.

Aggregate Option/SAR Exercises in Last Fiscal Year; Fiscal Year End Option/SAR Values

   The following table sets forth information concerning the value of unexercised in-the-money options held by the Named Executive Officers as of August 31, 1999. The last reported sale price of the Common Stock on August 31, 1999 was $17.81 per share. Accordingly, the values set forth below have been calculated based on that price less the applicable exercise price per share, multiplied by the number of shares underlying the options.

                                                   Unexercised    In-the-Money
                                                 Options/SARs at Options/SARs at
                           Shares                Fiscal Year End Fiscal Year End
                         Acquired on    Value     Exercisable/    Exercisable/
Name                     Exercise(#) Realized($)  Unexercisable   Unexercisable
----                     ----------- ----------- --------------- ---------------
Scott A. Mednick........        0            0         1,000,000     $11,810,000
 Co-Chairman                                       (Exercisable)   (Exercisable)
                                                         300,000     $   129,000
                                                 (Unexercisable) (Unexercisable)

Werner G. Haase.........        0            0           743,750     $10,609,000
 President, Co-Chairman                            (Exercisable)   (Exercisable)
 and Former Chief
 Executive Officer(1)

Wolf Boehme(2)..........   10,000      $72,500            73,333     $   774,396
 Former Chief Operating                            (Exercisable)   (Exercisable)
 Officer                                                 166,667     $ 1,760,004
                                                 (Unexercisable) (Unexercisable)

--------
(1) Mr. Haase stepped down as Chief Executive Officer of the Company in August 2000.
(2) Mr. Boehme resigned his position as Chief Operating Officer in December
    1999.

Performance Graph

   The graph set forth below compares for the periods indicated the "cumulative stockholder return" to stockholders of the Company as compared with the return of the Nasdaq National Market and a group of eleven companies that the Company deems comparable consisting of AnswerThink Consulting Group, Inc., Sapient Corporation, Organic Inc., Cysive, Inc., iXL Enterprises, Inc., RareMedium Group Inc., Proxicom, Inc., Lante Corporation, Scient Corporation, Razorfish, Inc. and marchFIRST (the "Peer Group Index"). "Cumulative stockholder return" has been computed assuming an investment of $100 at the beginning of the period indicated and assumes a reinvestment of all dividends. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stocks involved, and are not intended to forecast or be indicative of future performance.

                                    [GRAPH]


                                Indexed Returns

                         Base                    Years Ending
                        Period  -----------------------------------------------
     Company Index      Aug. 93 Aug. 94 Aug. 95 Aug. 96 Aug. 97 Aug. 98 Aug. 99
     -------------      ------- ------- ------- ------- ------- ------- -------
XCEED INC..............  $100   $ 66.55 $ 75.04 $111.21 $144.57 $266.90 $792.43
NASDAQ (US)............  $100   $104.10 $140.21 $158.07 $220.54 $209.71 $383.14
PEER GROUP.............  $100   $197.24 $300.69 $255.76 $339.93 $430.09 $765.20

Employment Agreements

   We have employment agreements with Scott A. Mednick, Werner G. Haase, Howard
A. Tullman, William N. Zabit and Nurit Kahane Haase.

   Scott A. Mednick. In July 1998, we entered into an employment agreement with Scott Mednick, our Co-Chairman, which provides for an initial term of two years, and a renewal term of two years if not terminated at the end of the initial two year term. Mr. Mednick's employment agreement was amended in September 1999 and March 2000. Mr. Mednick has the right to terminate his employment on or after July 17, 2001, if he gives at least 60 days advance written notice. In accordance with his employment agreement, Mr. Mednick received a signing bonus of $960,000. Mr. Mednick receives an annual base salary of $350,000, which automatically increases 10% annually. Mr. Mednick's employment agreement provides for a guaranteed bonus of $100,000 during each year of his employment and Mr. Mednick is also eligible to receive additional bonuses based on the Company's growth and performance.

   Under his employment agreement, Mr. Mednick received options to purchase 1,000,000 shares of Common Stock at an exercise price of $6.00 per share. If Mr. Mednick exercises more than 500,000 of these options, for a 48-month period, he may not sell, assign or transfer the shares in excess of 500,000 unless the trading price of the Common Stock attains certain price levels ranging from $12.00 per share to $24.00 per share. As part of the 1999 amendment to his employment agreement, Mr. Mednick was granted options, all of which are currently exercisable, to acquire an additional 300,000 shares of Common Stock at an exercise price of $17.38 per share. As part of the March 2000 amendment to his employment agreement, in exchange for Mr. Mednick's agreement to extend the initial term of his employment from two to three years, we granted Mr. Mednick options to acquire 250,000 shares of Common Stock at an exercise price of $13.63 per share. All of these options are currently exercisable. In the event of a change in control of the Company, Mr. Mednick is entitled to receive a one-time payment equal to three times his then-current annual compensation (including bonuses). If Mr. Mednick is terminated without cause, he is entitled to receive his annual salary for the balance of his employment term. Mr. Mednick's employment agreement contains a non-compete covenant that is in effect during the term of his employment, for so long as he receives base compensation for termination without cause, and for 12 months after the final base compensation payment is made. In addition, the non-compete covenant remains in effect if Mr. Mednick elects not to extend the employment agreement after the initial four-year term, or he voluntarily resigns prior to the expiration of the initial four-year term.

   Werner G. Haase. In December 1996, we entered into a five year employment agreement with Werner Haase, our President and Co-Chairman and our former Chief Executive Officer. Mr. Haase receives a base salary of $500,000 per year. During Mr. Haase's employment, we are to pay premiums, interest and other payments on a number of policies insuring his life with an aggregate face value of at least $2,300,000. Mr. Haase's agreement also entitles him to receive bonuses, stock options and other incentives at the discretion of our Board of Directors. In the event of a change in control of the Company, Mr. Haase is entitled to receive a one-time payment equal to three times his then-current annual compensation (including bonuses). Upon termination without cause, all debts owed by Mr. Haase to the Company or to Journeycraft (the Company's wholly owned subsidiary) shall be cancelled in full and we are to pay Mr. Haase an amount in cash equal to 100% of the amount of indebtedness cancelled. As of August 9, 2000, the amount of Mr. Haase's indebtedness to the Company was $1,570,103. See "Certain Transactions." Mr. Haase's employment agreement contains a non-compete covenant during the period of his employment and for 12 months following his termination. We are in the process of renegotiating the terms of Mr. Haase's employment agreement with Mr. Haase in light of his recent resignation of his position as Chief Executive Officer.

   Howard A. Tullman. In August 2000, we entered into a three year employment agreement with Howard Tullman, our Chief Executive Officer. Mr. Tullman was selected by the Board of Directors to succeed Mr. Haase upon his resignation of the position of Chief Executive Officer in August 2000. Pursuant to his employment agreement, Mr. Tullman receives an annual base salary of $400,000 and has been granted options to purchase 1,000,000 shares of Common Stock at an exercise price of $7.75 per share. Mr. Tullman's options vest and become exercisable at the end of each year of service in increments of 216,666 shares over the next three years, provided that Mr. Tullman is employed with the Company on the vesting date; the remaining options to purchase 350,000 shares will vest in August 2004, provided the Company and Mr. Tullman agree to extend his employment agreement for a fourth year. Mr. Tullman is also eligible to receive bonuses at the discretion of the Board of Directors. If Mr. Tullman is terminated by the Company without cause: (i) during the first year of his employment, he is entitled to receive the balance of his annual salary up to and through the 18th month of his employment term; (ii) during the second or third year of his employment, he is entitled to receive the balance of his annual salary up to and through the 36th month of his employment term; or (iii) after his initial three year term, he is entitled to six months severance. In addition to the foregoing severance arrangements, if the Company breaches any material provision of Mr. Tullman's employment agreement: (i) during the first year of his employment, options to purchase 325,000 shares of Common Stock vest immediately; or (ii) during the second or third year of his employment, options to purchase 650,000 shares of Common Stock vest immediately. In the event of a change in control of the Company during the initial three-year term of Mr. Tullman's employment agreement, where the controlling entity does not assume the employment agreement or breaches its provisions, Mr. Tullman is entitled to the severance arrangements and acceleration of his options as set forth above. Mr. Tullman's employment agreement contains a non-compete covenant that is in effect during the term of his employment and for 12 months after his termination.

   William N. Zabit. In September 1998, we entered into a four year employment agreement with William Zabit, the former President of the Company. Mr. Zabit's employment agreement provides for an annual base salary of $400,000. Mr. Zabit resigned his position as President in March 2000 (at which time Mr. Haase became President) but continues to be employed by the Company under the employment agreement. We pay premiums, interest and other payments on a policy insuring his life with a face value of at least $2,000,000. Mr. Zabit's agreement also entitles him to receive bonuses, stock options and other incentives at the discretion of our Board of Directors. In the event of a change in control of the Company, Mr. Zabit is entitled to receive a one-time payment equal to three times his then-current annual compensation (including bonuses). Upon termination without cause, all debts owed to the Company by Mr. Zabit are to be cancelled in full. As of August 9, 2000, Mr. Zabit was not indebted to the Company. Pursuant to certain promissory notes executed in connection with our acquisition of Zabit & Associates, the Company was indebted to Mr. Zabit and another former shareholder of Zabit & Associates; however, as of August 9, 2000, the Company had paid off the promissory notes in full and was not indebted to those individuals. See "Certain Transactions." Mr. Zabit's employment agreement contains a non-compete covenant that is in effect during the period of his employment and for 18 months following termination of his employment for cause.

   Nurit Kahane Haase. In July 1996, we entered into a five year employment agreement with Nurit Kahane Haase, our former Senior Vice President and Secretary. On July 31, 2000, Mrs. Haase resigned her positions with the Company, releasing the Company from any further obligations under her employment agreement. See "Certain Transactions." While employed with the Company, Mrs. Haase received an annual base salary of $250,000. Mrs. Haase was entitled to receive a one-time payment equal to three times her then-current annual compensation (including bonuses) in the event of a change in control of the Company. Mrs. Haase's employment agreement contained a non-compete covenant that was in effect during the term of her employment and for 12 months following her termination.

Stock Option Plans

   The Company has adopted five stock option plans. The Non-Qualified Stock Option Plan, which expired on April 6, 1994, covered 187,500 shares of Common Stock, pursuant to which officers and employees of the Company were eligible to receive non-qualified stock options. All options granted under the Non-Qualified Stock Option Plan have been at exercise prices equal to at least the fair market value of the Common Stock on the date of grant. As of August 9, 2000, options to acquire 159,375 shares had been exercised and options to acquire 28,125 shares at an exercise price of $1.52 per share remained outstanding under this plan.

   Under the 1990 Stock Option Plan the Company may grant options to purchase up to 187,500 shares of Common Stock to its officers, key employees and others who render services to the Company. The exercise price of such options may not be less than the fair market value per share in the case of incentive stock options or 85% of the fair market value in the case of non-qualified options. The 1990 Stock Option Plan expired on January 31, 2000. As of August 9, 2000, options to acquire 162,500 shares had been exercised and options to acquire 25,000 shares at an exercise price of $1.52 per share remained outstanding under this plan.

   The 1995 Stock Option Plan operates on substantially the same terms as the 1990 Stock Option Plan except that it includes options to purchase up to 500,000 shares of Common Stock. Any options granted under the plan expire ten years from the date of the grant. The plan expires March 3, 2005. As of August 9, 2000, options to acquire 166,000 shares had been exercised under the 1995 Stock Option Plan and options to acquire a total of 334,000 shares of Common Stock at an exercise price of $2.19 per share remained outstanding under this plan.

   At the annual meeting of stockholders on February 20, 1998, stockholders approved the adoption of the 1998 Stock Option Plan, which provides for the issuance of options for the purchase of up to 2,000,000 shares of Common Stock. The 1998 Stock Option Plan authorizes the issuance of incentive stock options, which qualify under Section 422A of the Internal Revenue Code as well as the issuance of non-statutory options. The 1998 Stock Option Plan authorizes the issuance of options to employees, officers and employee-directors. Non-statutory options may also be issued to others who render services to the Company. Any options granted under the 1998 Stock Option Plan, unless specifically designated otherwise, expire on March 3, 2008. As of August 9, 2000, options to acquire 800,894 shares had been exercised under the 1998 Stock Option Plan and options to acquire 1,170,871 shares at exercise prices ranging from $3.44 to $32.19 per share remained outstanding under this plan.

   At the annual meeting of stockholders held on March 12, 1999, stockholders approved the adoption of the 1999 Long-Term Incentive Plan which provides for the issuance of options to purchase up to 3,000,000 shares of Common Stock. The 1999 Long-Term Incentive Plan authorizes the issuance of incentive stock, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other awards. As of August 9, 2000, options to acquire 120,300 shares had been exercised under the 1999 Long-Term Incentive Plan and options to acquire 2,868,033 shares at exercise prices ranging from $7.50 to $45.56 per share remained outstanding under this plan.

   At the annual meeting of stockholders held on May 4, 2000, stockholders approved the adoption of the Millennium Stock Option Plan, which provides for the issuance of options to purchase up to 3,000,000 shares of Common Stock. The Millennium Stock Option Plan authorizes the issuance of incentive stock options and non-qualified stock options. As of August 9, 2000, options to acquire 200,385 shares had been exercised under the Millennium Stock Option Plan and options to acquire 2,465,132 shares at exercise prices ranging from $0.31 to $40.25 per share remained outstanding under this plan.

   All of the Plans are administered by the Compensation Committee consisting of Norman Docteroff and John Bermingham.

REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors is responsible for reviewing the Company's overall compensation policies and, with the input of the Company's Chief Executive Officer, setting the compensation of the Company's executive officers. The Compensation Committee is comprised solely of two non-employee directors, Messrs. Docteroff and Bermingham. Werner Haase was on the Compensation Committee until he stepped down in March 1999.

Compensation Philosophies and Goals

   The Company's executive compensation program for fiscal 1999, which consisted of a combination of base salary, cash bonuses and stock options, was designed in large part to align executive incentives with the

Company's strategic goals. Accordingly, a significant portion of the total cash compensation of the Company's senior executives was directly linked to the Company's and the executive's satisfaction of specified goals. By tying compensation to the achievement of the Company's core objectives and fundamental values, the Company believes that a performance-oriented environment is created for its executives and other employees.

   The Company's executive compensation program for fiscal 1999 was also intended to align executive and stockholder interests by providing executives with an equity interest in the Company through the granting of stock options. The size of option grants was recommended by the Chief Executive Officer to the Compensation Committee for approval. The Compensation Committee based its review of such recommended grants on various factors, including the executive's responsibilities, the executive's past, present and expected contributions to the Company and the executive's current stock and option holdings.

   In addition to structuring its executive compensation program in a manner which will reward executives for the achievement of the Company's business objectives as well as for individual performance, the Company also seeks to attract and retain key executives through its compensation program.

Compensation in Fiscal 1999

Cash Compensation

   In keeping with the Company's desire to create a performance-oriented environment through its compensation programs, the bonus component is a significant percentage of the overall cash compensation payable to the Company's executive officers. Base salaries of the executive officers for fiscal 1999 were determined by the Compensation Committee.

   The Company adopted an executive bonus plan for 1999, which covered the executive officers and other senior management of the Company. Under the bonus plan, the Chief Executive Officer recommended to the Compensation Committee for approval the target amount of bonus compensation payable to each participant for the year. Each participant's actual bonus compensation was determined based on the Company's and the participant's, as the case may be, achievement of specified goals in four key measurement areas: client satisfaction, financial performance, organizational goals and personal goals. The weighting of each of the four measurements varied for each participant, depending on his or her role in the Company. Also, depending on a participant's role in the Company, the achievement of certain goals was measured on a Company-wide, industry-specific or individual office basis.

   In November 1999, the Compensation Committee reviewed the Company's and each executive officer's performance against the objective criteria described above. Based on this review, and in accordance with the criteria described above, bonus payments were approved to each executive officer as indicated in the Summary Compensation Table.

Incentive Compensation

   During fiscal 1999, the Named Executive Officers received options to purchase an aggregate of 550,000 shares of Common Stock at a weighted average exercise price of $12.76 per share, as indicated in the table in "Option/SAR Grants in Last Fiscal Year."

1999 Compensation of Chief Executive Officer

   Mr. Haase's base salary, bonus and grants of options were determined in accordance with the same procedures and standards as for other executive officers of the Company.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1,000,000 paid to a corporation's chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company has structured its option plans to qualify income received upon the exercise of stock options granted under the plans as performance-based compensation. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of the Company's compensation program in a manner designed to permit unlimited deductibility for federal income tax purposes.

CERTAIN TRANSACTIONS

   Prior to the Company's acquisition of Journeycraft in July 1996, Werner Haase borrowed funds from Journeycraft. At the time of our acquisition of Journeycorp, the amount of Mr. Haase's loan equaled $1,000,000. A condition of our acquisition of Journeycorp was the transfer of the loan to the Company. The loan bears interest at a rate of 7% per annum and is payable in annual installments of $100,000. The loan is due in December 2016. As of August 9, 2000, $1,570,103 was due under this loan.

   In connection with our acquisition of Zabit & Associates, we agreed to pay off certain promissory notes which were due to two former shareholders of Zabit & Associates in March 1999. We paid William Zabit, the former President of the Company, $3,974,000, consisting of $3,840,000 of principal and $134,000 of interest and paid the other shareholder, who is now an employee of the Company, $993,600, consisting of $960,000 of principal and $33,600 of interest. In addition, in connection with this acquisition, the Company in May, 2000 paid off promissory notes to Mr. Zabit and to another former shareholder of Zabit & Associates in the aggregate amount of $2,161,000.

   On July 31, 2000, we sold all of the assets and liabilities associated with Journeycorp, our travel management division, to Journey Corp. .Com, a company formed and privately-owned by Nurit Kahane Haase, in an arms-length negotiated transaction in exchange for: (i) a promissory note in the amount of $704,000, which bears interest at a rate of 6% per annum and is payable to us in equal quarterly installments of $58,666.67 over three years; and (ii) an exclusivity agreement whereby all of the Company's U.S. offices will use their best efforts to make their corporate travel arrangements through Journey Corp. .Com until July 31, 2003. Upon consummation of the sale of Journeycorp to Journey Corp.
 .Com, Mrs. Haase resigned her positions with the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

   The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the accompanying notes that appear elsewhere in this document. The following discussion contains forward-looking statements relating to future events and our future financial performance. Actual results could be significantly different than those discussed below. Factors that could cause or contribute to such differences include those set forth in the section entitled "Risk Factors," in our Form 10-K/A, a copy of which is available upon request as described below.

Overview

   We are Interactive Architects who provide Internet professional services that seek to transform the way companies conduct eBusiness. We offer a full range of services that allow us to deliver end-to-end solutions enabling companies to capitalize on the reach and efficiency of the Internet.

   In addition, through our performance enhancement business, we provide sales and marketing performance improvement services. These include Internet-based performance improvement programs, and training and education programs that enhance performance and assist in increasing revenues and earnings of corporate clients. Based upon a decision of our Board of Directors to divest ourselves of assets that are not related to our Internet professional services business, we are currently pursuing strategic alternatives for our performance enhancement business, including the sale of all or part of this business.

   We derive our revenues from these services based on two pricing arrangements: time and materials and fixed price. The services performed under these arrangements are substantially identical.

   We bill and recognize revenues from time and materials projects on the basis of costs incurred in the period. We estimate these costs according to an internally-developed process. This process takes into account the type and overall complexity of the project, the anticipated number of personnel of various skill sets needed, their associated billing rates and the estimated duration of and risks associated with the project. Management personnel familiar with the production process evaluate and price all project proposals. We also recognize revenues from certain time and materials projects in our performance enhancement business on a completed contract basis, whereby revenue is only recognized when the project is complete or substantially complete. Costs of projects in progress are accumulated on our balance sheet, and revenues and profits are not recorded prior to completion or substantial completion of the work.

   We recognize revenues from fixed price projects using the percentage of completion method. Fees are billed to the client over the course of the project. We use the same methodology to estimate the price for fixed price projects and time and materials projects. All fixed price proposals must first be approved by a member of our senior management team.

   Provisions for estimated losses on both types of contracts are made during the period in which such losses become probable and can reasonably be estimated. To date, such losses have not been significant.

   We have been able to increasingly leverage both knowledge and technology components in the delivery of our client solutions. This has allowed us to work more efficiently and in a less resource-intensive manner than operating without such components. Since we can leverage our knowledge to new engagements, we have been moving to a value-based pricing model which emphasizes the value of our solutions to the client, rather than merely the time and materials required to deliver a solution. Our value-based pricing model is expected to deliver higher gross profits to us and provide more timely solutions for our customers.

   The agreements entered into for a project, whether time and materials or fixed price, are generally terminable by the client with prior written notice of 30 days, or in some cases, less than 30 days. A terminating client is required to pay us for the time, materials and expenses we have incurred through the effective date of termination.

   Our expenses include cost of revenues, selling, general and administrative, provision for doubtful accounts, stock-based compensation, depreciation and amortization and research and development.

Internet professional services acquisitions

   Since August 1998, we have acquired 8 companies engaged in operations such as Internet consulting, interactive marketing and e-commerce development strategies, custom software design, systems administration and strategic consulting for mergers and acquisitions, process management and large systems implementation. These acquisitions were accounted for by the purchase method under accounting principles generally accepted within the United States of America.

                                                           Purchase
    Company Acquired       Date Acquired      Location       Price       Core Competency
    ----------------       -------------      --------    -----------    ---------------
Reset, Inc. ............ August 5, 1998     New York      $ 6,250,000 Interactive
                                                                      development and
                                                                      strategic consulting

Mercury Seven, Inc. .... September 9, 1998  New York      $ 8,282,000 Interactive
                                                                      development and
                                                                      strategic consulting

Zabit & Associates,      September 14, 1998 San Francisco $32,012,000 Integrated
 Inc. ..................                                              communications

Troon, Ltd. ............ March 10, 1999     Los Angeles   $   270,000 Interactive branding
                                                                      and marketing

Enterprise Solution
 Group, Inc. ........... August 30, 1999    Phoenix       $ 5,200,000 Systems integration

5th Floor Interactive,   October 21, 1999   New York      $ 1,850,000 Interactive
 LLC....................                                              development

Distributed Systems
 Solutions, Inc. ....... November 2, 1999   Phoenix       $ 9,500,000 Systems integration

Catalyst Consulting
 Services, Inc. ........ November 8, 1999   Phoenix       $ 1,550,000 Change management and
                                                                      business
                                                                      transformation

   On April 29, 1999, we acquired Xceed Atlanta, Inc., an Atlanta-based company that provided marketing services that complemented our performance enhancement business. We acquired Xceed Atlanta for $3.9 million.

   Subsequent to the issuance of the Company's financial statements for the year ended August 31, 1999, management determined that it had capitalized costs relating to a signing bonus that should have been expensed when paid. In addition, management determined that it had inappropriately excluded the value of stock issued to employees from the calculation of the purchase price and utilized the incorrect market values of its publicly-traded Common Stock to arrive at total stock consideration issued in connection with certain business combinations accounted for as purchase transactions. As a result, the 1999 financial statements have been restated from amounts previously reported to properly account for these transactions. A summary of the details of such restatement is discussed in Note 2.s to the financial statements included in this proxy statement.

Results of Operations

   The following tables set forth the percentage of revenues to certain items included in our consolidated statements of operations.

                                                             Fiscal years
                                                                ended
                                                              August 31,
                                                           --------------------
                                                           1999    1998    1997
                                                           -----   -----   ----
Revenues.................................................. 100.0%  100.0%  10.0%
                                                           -----   -----   ----
Operating expenses:
  Cost of revenues........................................  82.8%   86.2%  84.8%
  Selling, general and administrative.....................  28.5%   15.6%  12.1%
  Provision for doubtful accounts.........................   1.6%    --     0.1%
  Stock-based compensation................................   0.7%    0.4%   --
  Depreciation and amortization...........................   8.2%    --     0.1%
  Research and development................................   0.9%    2.0%   0.9%
                                                           -----   -----   ----
Total operating expenses.................................. 122.7%  104.2%  98.0%
Operating income (loss)................................... (22.7)%  (4.2)%  2.0%
Income (loss) from continuing operations.................. (15.3)%  (0.6)%  1.1%

                                                                 Nine Months
                                                                    Ended
                                                                   May 31,
                                                                 -------------
                                                                 2000    1999
                                                                 -----   -----
Revenues........................................................ 100.0%  100.0%
                                                                 -----   -----
Operating expenses:
  Cost of revenues..............................................  75.0%   73.0%
  Selling, general and administrative...........................  43.0%   31.0%
  Stock-based compensation......................................   --      --
  Research and development......................................   --     11.0%
  Depreciation and amortization.................................  16.0%    1.0%
                                                                 -----   -----
Total operation expenses........................................ 134.0%    116%
Operating loss.................................................. (34.0)% (16.0)%
Loss from continuing operations................................. (23.0)% (12.0)%

 Fiscal Year Ended August 31, 1999 Compared to Fiscal Year Ended August 31,
 1998

   Revenues for fiscal 1999 increased 50% to $63.5 million from $42.3 million for fiscal 1998. Internet professional service revenues were $19.5 million in fiscal 1999 and performance enhancement business revenues increased 4% from $42.3 million for fiscal 1998 to $44.0 million for fiscal 1999. The increase in Internet professional services revenues reflected the continued internal organic growth of our Internet professional services, which increased in both the size and the number of client projects. This increase was also attributable to a series of acquisitions.

   Cost of revenues for fiscal 1999 increased 44% to $52.5 million from $36.4 million for fiscal 1998. This increase in cost of revenues was primarily due to the hiring of additional Internet professional services personnel, and the personnel-related expenses from acquisitions in the Internet professional services area. As a percentage of revenues, cost of revenues decreased to 82.8% for fiscal 1999 from 86.2% for fiscal 1998.

   Selling, general and administrative expense for fiscal 1999 increased 176% to $18.1 million from $6.6 million for fiscal 1998. As a percentage of revenues, selling, general and administrative expense increased to 28.5% in fiscal 1999 from 15.6% in fiscal 1998. The increase in selling, general and administrative expense was a direct result of increased selling, marketing and corporate expenses, including corporate personnel and infrastructure-related costs associated with the expansion of our Internet professional services business. In addition, we incurred additional general and administrative expense related to acquisitions.

   Provision for doubtful accounts for fiscal 1999 increased to $1.0 million from $4,000 in fiscal 1998. The increase in provision for doubtful accounts reflects the inclusion of startup entities in the client base of our Internet professional services business.

   Stock-based compensation expense for fiscal 1999 increased 147% to $420,000 from $170,000 for fiscal 1998. As a percentage of revenues, stock compensation expense increased to 0.7% for fiscal 1999 from 0.4% for fiscal 1998. Stock-based compensation expense resulted primarily from stock and stock option grants to consultants and employees in lieu of cash payments for services rendered.

   Depreciation and amortization expense for fiscal 1999 increased to $5.2 million from $20,000 for fiscal 1998. As a percentage of revenues, depreciation and amortization expense increased to 8.2% in fiscal 1999 from 0.0% in fiscal 1998. The increase in depreciation and amortization expense is primarily the result of the amortization of intangible assets from acquisitions. In addition, we incurred increased depreciation expense as a result of increased fixed assets purchases of computers and other related equipment.

   Research and development expense for fiscal 1999 decreased 33% to $579,000 from $866,000 for fiscal 1998. As a percentage of revenues, research and development expense decreased to 0.9% for fiscal 1999 from 2.0% for fiscal 1998. Research and development expense for fiscal 1999 was primarily incurred in connection with the development of products for e-commerce ventures. Research and development expense for fiscal 1998 was incurred in connection with the development of Maestro software for our performance enhancement business.

   Other income, net for fiscal 1999 decreased 68% to $396,000 from $1.2 million for fiscal 1998. The decrease during fiscal 1999 was primarily attributable to a $522,000 gain on the sale of investments in fiscal 1998, as well as interest expense incurred in fiscal 1999 as a result of our acquisition of Zabit & Associates, Inc. completed in September 1998.

   An income tax benefit of $4.3 million was recorded for fiscal 1999, compared to $257,000 for fiscal 1998. Our effective tax rate for fiscal 1999 was 30.9% compared to 49.4% for fiscal 1998. This decreased rate reflected the impact of the amortization of non-tax deductible goodwill in connection with certain Internet professional services acquisitions.

   For fiscal 1999, we incurred a loss from continuing operations of $9.7 million compared to a loss from continuing operations of $263,000 for fiscal 1998. Our fiscal 1999 loss reflects the personnel requirements and increased corporate infrastructure and related expenses required for our rapidly growing Internet professional services business. We believe these costs are required in order to accommodate the anticipated rapid growth of our business.

   Income, net of related taxes, from discontinued operations increased 15% for fiscal 1999 to $2.1 million from $1.8 million for fiscal 1998.

   We reported a net loss of $7.6 million for fiscal 1999 compared to net income of $1.6 million for fiscal 1998. The decrease of $9.2 million was due to the factors described above.

 Fiscal Year Ended August 31, 1998 Compared to Fiscal Year Ended August 31,
 1997

   Revenues for fiscal 1998 decreased 8% to $42.3 million from $46.0 million for fiscal 1997. The decrease in revenues was primarily attributable to a decrease in our performance enhancement business revenues resulting from a change in revenue recognition policy associated with certain products, as well as the temporary discontinuance of an incentive sales and marketing project.

   Cost of revenues for fiscal 1998 decreased 7% to $36.4 million from $39.0 million for fiscal 1997. This decrease in cost of revenues was primarily due to a reduction in direct costs associated with decreased sales and marketing services revenues. As a percentage of revenues, cost of revenues increased to 86.2% in fiscal 1998 from 84.8% in fiscal 1997.

   Selling, general and administrative expense for fiscal 1998 increased 18% to $6.6 million from $5.5 million for fiscal 1997. As a percentage of revenues, selling, general and administrative expense increased to 15.6% in fiscal 1998 from 12.1% in fiscal 1997. The increase in selling, general and administrative expense was a direct result of an increase in sales and marketing services, personnel costs and compensation expense for our officers. In addition, we incurred additional general and administrative expense related to acquisitions.

   Stock-based compensation expense for fiscal 1998 increased to $170,000 from $0 for fiscal 1997. Stock-based compensation expense resulted primarily from stock and stock option grants to consultants and employees in lieu of cash payments for services rendered.

   Depreciation and amortization expense for fiscal 1998 decreased to $20,000 from $68,000 for fiscal 1997.

   Research and development expense for fiscal 1998 increased 102% to $866,000 from $429,000 for fiscal 1997. As a percentage of revenues, research and development expense increased to 2.0% for fiscal 1998 from 0.9% for fiscal 1997. Research and development expense increased in connection with our continuing development of our performance enhancement business' Maestro software.

   Other income, net for fiscal 1998 increased 361% to $1.2 million from $271,000 for fiscal 1997. The increase during fiscal 1998 is primarily attributable to a $522,000 gain on sale of investments and interest income of $691,000 for fiscal 1998, compared to a loss on sale of investments of $20,000 and interest income of $451,000 for fiscal 1997.

   An income tax benefit of $257,000 was recorded for fiscal 1998, compared to an income tax provision of $706,000 for fiscal 1997. Our effective tax rate for fiscal 1998 was 49.4% compared to 58.6% for fiscal 1997. This decreased rate reflects a decrease in our state tax provision and an increase in federal income tax credits.

   For fiscal 1998, we incurred a loss from continuing operations of $263,000 compared to income from continuing operations of $498,000 for fiscal 1997. Our fiscal 1998 loss reflects increased personnel requirements and increased corporate infrastructure and related expenses.

   Income, net of related taxes, from discontinued operations increased 31% for fiscal 1998 to $1.8 million from $1.4 million for fiscal 1997.

   We reported net income of $1.6 million for fiscal 1998, a decrease of 17% from the $1.9 million of net income for fiscal 1997. The decrease of $327,000 was due to the factors described above, and part of this difference was offset by a decrease in our effective tax rate in fiscal 1998 as compared to fiscal 1997.

 Nine Months Ended May 31, 2000 Compared to Nine Months Ended May 31, 1999

   Net revenues for the nine months ended May 31, 2000 and 1999, respectively, were $74.7 million and $43.6 million, representing a 72% increase. Net revenues for the three months ended May 31, 2000 and 1999, respectively, were $33.7 million and $19.3 million representing a 74% increase. The increases in net revenues for the nine and three months ended May 31, 2000 are primarily attributable to the Company's continued rapid organic growth of its Interactive business, along with the growth due to acquisitions. The organic growth was the result of substantial increases in the number and size of interactive engagements.

   Cost of revenues for the nine months ended May 31, 2000 and 1999, respectively, were $55.7 million and $31.8 million, representing an increase of $23.9 million, or 75% in the current period. Cost of revenues for the three months ended May 31, 2000 and 1999, respectively, were $25.1 million and $13.5 million, representing an increase of $11.6 million, or 86% in the current period. The continued increase in cost of revenues during the current period is a direct result of increased staffing requirements, cost of acquisitions and continued increase in market share of the Company's Interactive business.

   Selling, general and administrative expense for the nine months ended May 31, 2000 and 1999, respectively, were $32.5 million and $13.5 million, representing an increase of $18.9 million, or 140% in the current period. Selling, general and administrative expense for the three months ended May 31, 2000 and 1999, respectively, were $13.2 million and $6.9 million, representing an increase of $6.3 million, or 92% in the current period. The continued increase in selling, general and administrative expense during the current period is a result of the Company's continued effort to evolve its core business into a fully-integrated communications company. A significant portion of this increase has resulted from expenses related to acquisitions and increased selling, marketing and corporate expenses. As a percentage of revenues, selling, general and administrative expense increased to 43% during the current nine month period as compared to 31% for the corresponding prior period.

   Depreciation and amortization expense for the nine months ended May 31, 2000 and 1999, respectively, were $11.8 million and $4.6 million, representing an increase of $7.1 million, or 154% for the current period. Depreciation and amortization expense for the three months ended May 31, 2000 and 1999, respectively, were $6.5 million and $1.6 million, representing an increase of $4.9 million, or 312% for the current period. The increase in depreciation and amortization expense during the current period is primarily attributable to the amortization of intangible assets in connection with acquisitions made in the Interactive business. Also, the Company is incurring increased depreciation expense as a result of purchases of computer and related equipment and leasehold improvements. As a percentage of revenues, depreciation and amortization expense approximated 16% in the current nine month period as compared to 11% for the corresponding prior period.

   Other income (expense) for the nine months ended May 31, 2000 was $2.5 million as compared to ($182,000) for the corresponding prior period. Other income (expense) for the three months ended May 31, 2000 was $2.2 million as compared to ($28,000) for the corresponding prior period. The increase in other income (expense) during the current periods is a direct result of the Company's sale of its Channel Seven division in March 2000 which accounted for approximately $2.0 million.

   The Company's effective tax benefit rate for the nine months ended May 31, 2000 and 1999 approximated (25%). This rate reflects the amortization of non-deductible goodwill in connection with the acquisitions.

Liquidity and Capital Resources

   Historically, we have primarily relied on our cash flow from operations, the proceeds from private placements of Common Stock and preferred stock and the exercise of warrants and options to finance our working capital requirements. At May 31, 2000 the Company had working capital of $40.8 million as compared to $26.0 million at August 31, 1999.

   At August 31, 1999 the Company had working capital of approximately $26.0 million as compared to $17.3 million at August 31, 1998.

   For 1999, the Company used $5.5 million in operating activities. This was the result of a net loss of $7.6 million partially offset by depreciation and amortization of $5.5 million and non-cash compensation of $0.4 million. In addition, the Company had an increase in accounts receivable and earnings in excess of billings of approximately $5.3 million in 1999.

   During 1999, the Company used $5.6 million to fund its growth strategy through acquisitions in the Interactive business and approximately $2.3 million for the purchase of property and equipment.

   The Company raised approximately $24.0 million during 1999 through the proceeds of a private placement of securities as well as proceeds from the exercise of stock options and warrants offset by principal payments of long-term debt of approximately $5.8 million.

   In January 2000, we received cash proceeds of $4.0 million in connection with the divestiture of net assets of our Water-Jel division. Also, in January 2000, we received net proceeds of $29.0 million from the sale of 30,000 shares of Series A Cumulative Convertible Preferred Stock.

   In April 2000, we received net proceeds of $24.8 million from the sale of 2,000,000 shares of Common Stock in a private transaction.

   In July 2000, in connection with the divestiture of net assets of our Journeycorp division, we received a note in the amount of $704,000, which bears interest at a rate of 6% per annum and is payable to us in equal quarterly installments of $58,666.67 over three years.

   The condensed statement of cash flows for the nine months ended May 31, 2000 reflects net cash used in operating activities of $16.7 million reflecting a net loss of $15.6 million, an increase in accounts receivable of $8.5 million and an increase in programs costs and earnings in excess of customer billings of $2.7 million offset by an increase in customer billings in excess of program costs of $3.5 million. Cash used in investing activities was $28.8 million, resulting from business acquisitions of $12.8 million and acquisitions of property and equipment of $16.3 million. Cash provided by financing activities was $54.0 million, resulting primarily from the net proceeds from the issuance of 30,000 shares of Series A Preferred Stock for $29.0 million and the issuance of 2,000,000 shares of Common Stock for $24.8 million.

   We anticipate financing our growth strategy through current cash resources, cash flow from operations and existing and prospective third party credit facilities, including a bank line of credit in the amount of $5.0 million, all of which is currently available, as well as through the issuance of equity or debt securities. We believe the combination of these sources will be sufficient to fund our operations and to satisfy our cash requirements for the next 12 to 24 months. There may be circumstances, however, that would accelerate the use of our liquid resources. If this occurs, we may, from time to time, incur additional indebtedness or issue, in public or private transactions, equity or debt securities.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

   On January 21, 2000, the Company dismissed Holtz Rubenstein & Co., LLP ("Holtz Rubenstein") as the Company's independent auditor. The decision to change independent auditors was approved by the Board of Directors. No disagreements exist between the Company and Holtz Rubenstein with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. On January 21, 2000, the Board of Directors appointed Deloitte & Touche, LLP ("Deloitte & Touche") as the Company's independent certified public accountants to replace Holtz Rubenstein and to act as principal accountant to audit the Company's financial statements. The stockholders of the Company ratified the appointment of Deloitte & Touche at the Company's annual meeting of stockholders on May 4, 2000. One or more representatives of Deloitte & Touche will be present at the Special Meeting. They will have the opportunity to respond to appropriate questions and to make a statement if they wish to do so.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

   We maintain our cash equivalents in a money market fund. As of August 31, 1999, all of our cash equivalent investments will mature in three months or less. We did not hold any derivative financial instruments as of August 31, 1999 and have never held such investments. Currently, all of our revenues and expenses are denominated in U.S. dollars and, as a result, we have not had any material exposure to foreign currency rate fluctuations.

   Our exposure to market risk is currently expected to be confined principally to our short-term available-for-sale securities, which have short maturities and, therefore, minimal and immaterial market risk.

                          PROPOSAL 1--AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION

   The Company's Certificate of Incorporation currently reflects that the Company's name is "Xceed Inc." The Board of Directors is proposing an amendment to the Certificate of Incorporation to change the Company's name to "Worldwide Xceed Group, Inc." If the stockholders approve this proposal, the First Article of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:

   FIRST: The name of the corporation is:

                          Worldwide Xceed Group, Inc.

   This change is intended to accurately reflect our strategy to establish a global presence in the interactive business arena. We believe that the proposed name will more effectively convey the current character and capabilities of the Company to current and prospective customers, business partners and investors.

Vote Required for Approval

   Approval of the proposal to amend our Certificate of Incorporation will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to amend the Certificate of Incorporation.

   The Board of Directors recommends a vote FOR amendment of the Certificate of Incorporation to change the name of the Company to Worldwide Xceed Group, Inc. and, unless marked to the contrary, proxies received from stockholders will be voted in favor of such change.

               PROPOSAL 2--TO APPROVE AND RATIFY THE XCEED INC.
               AMENDED AND RESTATED MILLENNIUM STOCK OPTION PLAN

   In May, 2000, the stockholders of the Company approved the Xceed Inc. Millennium Stock Option Plan (the "Millennium Plan"). As currently in effect, the purpose of the Millennium Plan is to provide for the grant of options to officers, directors, existing employees and consultants of the Company for the purpose of offering such individuals incentives to contribute to the Company's progress and to promote the Company's best interests. The Millennium Plan provides for the grant of options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") and options that do not so qualify ("NQSOs"). Pursuant to the terms of the Millennium Plan, the Company may grant options exercisable to purchase up to 3,000,000 shares of Common Stock. As of August 9, 2000, the Company had granted options to acquire up to 2,665,517 shares of Common Stock under the Millennium Plan. Such options become exercisable one year after the date of grant, are exercisable over a four-year period in equal annual increments and expire up to ten years from the date of grant. None of the options are currently exercisable. The exercise prices of the options granted to date range from $0.31 to $40.25 per share.

   The Board of Directors has authorized amendment of the Millennium Plan to provide for the issuance of more shares of Common Stock as set forth in the Xceed Inc. Amended and Restated Millennium Stock Option Plan, a copy of which has been attached hereto as Exhibit A (the "Amended Plan") subject to stockholder approval and ratification as contemplated herein. The Amended Plan provides for the grant of options exercisable to purchase up to 9,000,000 shares of Common Stock, an increase of 6,000,000 shares from the 3,000,000 shares of Common Stock currently underlying the Millennium Plan. Pursuant to the rules and regulations of the Nasdaq National Market System, the foregoing amendment requires approval of the stockholders of the Company. The Company has not yet made any determination as to which individuals shall be granted options to purchase these additional shares. We believe this amendment is necessary to enable us to continue to attract and retain experienced and dynamic management and highly talented employees and to provide these individuals with incentives to promote the Company's best interests in our increasingly competitive marketplace.

   A copy of the Amended Plan is attached hereto as Exhibit A. The following summary of the material provisions of the Amended Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to such plan.

General

   The Amended Plan provides for the grant of ISOs and NQSOs with respect to, in the aggregate, up to 9,000,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). No employee may be issued more than 1,000,000 shares pursuant to options granted under the Amended Plan during the term of the plan. To the extent that an ISO or NQSO is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any ISO or NQSO terminates prior to exercise thereof and during the duration of the Amended Plan, the shares of Common Stock as to which such option or right was not exercised will again become available under the Amended Plan for the grant of additional options or rights to any eligible individual. The shares of Common Stock subject to the Amended Plan may be made available from authorized but unissued shares, treasury shares, or both. In the event that the Amended Plan is not approved and ratified by the stockholders, the Millennium Plan shall remain in force and any options granted thereunder shall automatically be deemed to be NQSOs.

   As of August 9, 2000, an aggregate of 686 persons were eligible to participate in the Millennium Plan.

Administration

   Pursuant to its terms, the Amended Plan may be administered by: (a) the Board of Directors; or (b) in the discretion of the Board of Directors, a committee (the "Committee") consisting of two or more members of the Board of Directors, each of whom must be (i) a "Non-Employee" director as such term is defined by Rule 16b-3 (as amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "Outside Director" as such term is defined in Section 162(m) of the Code and the regulations thereunder. The Board of Directors or the Committee (by a majority vote or, in the case of two members, by unanimous vote) generally has the authority to determine the individuals to whom and the date on which options are to be granted, the number of shares of stock to be subject to each option, the exercise price of such options, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option. Only the Committee may grant options to employees covered under Section 162(m) of the Code. Currently, each of the Company's stock option plans is administered by the Compensation Committee. All options granted under the Amended Plan will be evidenced by option agreements, which shall contain the applicable terms and conditions.

Section 16(b) Compliance

   It is intended that transactions pursuant to the Amended Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of ten percent (10%) or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for transactions that satisfy the conditions of Rule 16b-3.

Eligibility and Extent of Participation

   ISOs may be granted pursuant to the Amended Plan only to employees (including officers and directors) of the Company (and its subsidiaries). NQSOs may be granted pursuant to the Amended Plan to officers, directors, employees or consultants of the Company (and its subsidiaries).

   There is no minimum number of shares of Common Stock with respect to which an option may be granted. However, if the aggregate fair market value (as of the time of grant) of shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as NQSOs.

Purchase Price and Exercise of Options

   The price at which shares of Common Stock subject to an option may be purchased is determined by the Board of Directors (or the Committee); however, the exercise price of shares of Common Stock issuable upon exercise of an ISO may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. However, if an ISO is granted to an optionee who owns more than ten percent (10%) of the voting power of the capital stock of the Company, the minimum exercise price may not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

Expiration and Transfer of Options

   The Board of Directors (or the Committee) has the sole discretion to fix the period within which any ISO or NQSO may be exercised. Any ISO granted under the Amended Plan to a ten percent (10%) or less stockholder and any NQSO shall be exercised during a period of not more than ten years from the date of grant and any ISO granted to a greater than ten percent (10%) stockholder shall be exercised within five years from the date of grant. No ISO may be granted under the Amended Plan more than ten years after the date of adoption of the Amended Plan.

   Options granted under the Amended Plan are not transferable except upon death. Options generally may be exercised only while the optionholder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an optionholder, options may generally be exercised to the extent of the accrued right to exercise the option within one year of termination of employment due to disability. In the event of the death of an optionholder, options may be exercised subject to expiration of the option within three years after the date of death, to the extent of the accrued right to exercise the option at the date of death. In the event the employment of an optionholder is terminated for cause, an optionholder's rights under all options are generally immediately forfeited.

   Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the Amended Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the Amended Plan or for the assumption of options theretofore granted. If the Amended Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

Federal Income Tax Considerations

   In general, an optionholder will not recognize taxable income upon grant or exercise of an ISO and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of the exercise of the shares received over the exercise price of shares will be treated as an adjustment to the optionholder's alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionholder generally must be an employee of the Company or a subsidiary from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

   If the optionholder has held the ISO (or the shares acquired upon exercise thereof) for at least two years after the date of grant and the shares acquired upon exercise of the options for at least one year after the date of exercise, upon disposition of the shares by the optionholder, the difference, if any, between the sale price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionholder does not satisfy these holding period requirements, the optionholder will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term capital gain or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionholder sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. If the optionholder includes the ordinary income in income or the Company complies with the applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionholder recognizes ordinary income, subject to any deduction limitation under Section 162(m).

   In general, an optionholder to whom a NQSO is granted will recognize no income and the Company will not be entitled to any business expense deduction at the time of the grant of the option. Upon exercise of a NQSO, an optionholder will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. If the optionholder includes such amount in income or the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionholder recognizes ordinary income, subject to any deduction limitation under Section 162(m).

   Section 162(m) of the Code and the regulations promulgated thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds $1,000,000 in any year. Section 162(m) generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been disclosed to and approved by stockholders. The Company intends that compensation attributable to options and subject to performance objectives granted under the Amended Plan will be qualified "performance-based compensation."

   Under certain circumstances, the accelerated vesting or the cashout or exercise of options in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionholder may be subject to a 20% excise tax and the Company may be denied a tax deduction.

Exercise of Options

   Generally, an option will be exercised by the tender of written notice of the optionholder's intention to exercise, and payment in cash of the aggregate exercise price for the shares of Common Stock for which the option is being exercised. The Board of Directors (or the Committee) may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such aggregate exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board of Directors (or the Committee). The Company has the authority under the Amended Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors (or the Committee) shall authorize.

Amendments to the Amended Plan and Termination

   The Board of Directors may at any time terminate the Amended Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law, rule or regulation and, provided that, no such action may be taken if it affects or impairs the rights of an individual holding options previously granted (absent such holder's consent). No ISO may be granted ten years after the adoption of the Amended Plan.

Vote Required for Approval

   Approval and ratification of the Amended Plan will require the affirmative vote of a majority of the votes cast at the Special Meeting. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the Amended Plan.

   The Board of Directors recommends a vote FOR approval and ratification of the Xceed Inc. Amended and Restated Millennium Stock Option Plan as set forth in Exhibit A hereto, and, unless marked to the contrary, proxies received from stockholders will be voted in favor of such plan.

               PROPOSAL 3--TO APPROVE AND RATIFY THE ISSUANCE OF
             PREFERRED STOCK, WARRANTS AND UNDERLYING COMMON STOCK

   On January 13, 2000, the Company closed a private offering of its securities (the "Offering") pursuant to the terms of a Subscription Agreement, a copy of which is attached hereto as Exhibit B (the "Subscription Agreement") with Peconic Fund, Inc., Leonardo, L.P. and HFTP Investment, L.L.C. (collectively, the "Investors"). Pursuant to the terms of the Subscription Agreement, the Company issued to the Investors: (i) 30,000 shares of Series A Cumulative Convertible Preferred Stock having a par value of $.05 per share and a stated value of $1,000 per share (the "Preferred Stock"); and (ii) warrants to purchase 183,273 shares of common stock of the Company (the "Common Stock") at an exercise price of $50.10 per share, subject to adjustment (the "Warrants"). The terms of the Preferred Stock are more fully described elsewhere herein and in the Certificate of Designation, Preferences and Rights of the Preferred Stock, a copy of which is attached hereto as Exhibit C (the "Certificate of Designation"). The terms of the Warrants are more fully described elsewhere herein and in the Form of Common Stock Purchase Warrant, a copy of which is attached hereto as Exhibit D. In exchange for the issuance of the Preferred Stock and the Warrants, the Investors paid the Company an aggregate of $30,000,000 to be used by the Company for working capital and general corporate purposes, including strategic acquisitions and investments, hiring of additional personnel and technical upgrades of systems. On April 4, 2000, the Company issued additional Warrants to purchase 1,350,000 shares of Common Stock at an exercise price of $15.75 per share to the Investors in connection with the amendment of certain of the terms of the Subscription Agreement and the Preferred Stock and Warrants.

   In connection with the Offering the Company also entered into a Registration Rights Agreement with the Investors, a copy of which is attached hereto as Exhibit E (the "Registration Agreement"). (The Subscription Agreement, the Certificate of Designation, the Warrants and the Registration Agreement, as the same has been amended from time to time, may be collectively referred to as the "Offering Documents".) Pursuant to the terms of the Offering Documents, the Company filed a registration statement relating to the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (collectively, the "Underlying Shares"). The registration statement was declared effective by the Securities and Exchange Commission on May 12, 2000.

   The Company is proposing for approval and ratification of the stockholders of the Company the issuance of the Preferred Stock, the Warrants and the Underlying Shares (the "Securities"). Pursuant to the rules and regulations of the Nasdaq National Market System, the foregoing issuance requires approval of the stockholders of the Company. In addition, section 5.14 of the Subscription Agreement requires the Company to obtain stockholder approval of the issuance of the Securities within 60 days after the date on which the holders of the Securities have the right, upon conversion or exercise thereof, to receive Underlying Shares equal to or in excess of 2,804,009 shares of Common Stock (the "Redemption Event"). Beginning on October 13, 2000, the conversion price applicable to the Preferred Stock will adjust (pursuant to the terms of the Offering Documents), to the then-current market price of the Common Stock as quoted on the Nasdaq National Market System. If the market prices as quoted remain at the current levels, a Redemption Event will have occurred. In anticipation of the occurrence of this Redemption Event, the Company has determined it to be in the best interests of the Company and its stockholders to present this proposal to the stockholders for approval in advance of such event.

   Failure by the Company to obtain the requisite stockholder approval within the prescribed 60-day period would enable the Investors to exercise their redemption rights under the Offering Documents, as more fully described in the Certificate of Designation. If the redemption rights of the Investors are exercised, the Company will be forced to redeem the Preferred Stock at 125% of its aggregate value (including accrued and paid dividends), which, as of August 9, 2000, is equal to approximately $37,820,547 (the "Aggregate Value"). The expense to the Company of a redemption would generate a significant drain on the Company's cash position and impact the Company's revenues and results of operations. Additionally, should the stockholders of the Company not approve the proposal, the Company will lose its right to convert the Preferred Stock at its option, subject to the restrictions set forth in the Certificate of Designation.

Preferred Stock

   The Preferred Stock pays a 4% quarterly dividend and has no voting rights. The dividend accumulates daily on each share of Preferred Stock whether or not earned or declared, until such share has been converted or redeemed. If the Company does not pay a dividend for a particular quarter, the dividends accumulate and compound quarterly until paid. At its option, the Company may pay a dividend by increasing the Aggregate Value of the Preferred Stock by the amount of the unpaid dividend; provided the Company provides timely notice of its election to do so in advance of a dividend payment date. The Aggregate Value for each share of Preferred Stock is the sum of the stated value of each share of Preferred Stock, plus accumulated but unpaid dividends thereon.

   The Preferred Stock ranks senior to the Common Stock with respect to dividend rights and preferences as to distributions and payments, and currently, there is no security of the Company that ranks on parity with the Preferred Stock. The holders of at least two-thirds of the Preferred stock must consent in writing before the Company may: (i) issue any additional shares of Preferred Stock; (ii) issue any stock that ranks senior to, or on parity with, the Preferred Stock; or (iii) amend its Certificate of Incorporation or Bylaws or file any resolution of its Board of Directors that would adversely affect or impair the rights of the holders of the Preferred Stock.

   Upon the occurrence of an Extraordinary Transaction, as defined in the Certificate of Designation, each holder of Preferred Stock (each a "Holder") has the right to cause the Company to redeem any of its shares of Preferred Stock at a redemption price per share equal to 120% of the Aggregate Value. In the event of a Triggering Event, as defined in the Certificate of Designation, each Holder has the right to cause the Company to redeem any of its shares of Preferred Stock at a redemption price per share equal to 125% of the Aggregate Value. Extraordinary Transactions include, without limitation, such events as the merger, consolidation or other business combination of the Company with or into another corporation, and the transfer of all or substantially all of the Company's assets to another entity. Triggering Events include, without limitation, such events as the delisting of the Common Stock from the Nasdaq National Market System or the failure of the Company to obtain approval of this proposal by the stockholders of the Company (which is the Redemption Event described above).

   In addition to the foregoing, the Company has the right to redeem all of the outstanding shares of Preferred Stock at any time at a redemption price per share equal to 110% of the Aggregate Value plus: (i) 1% of the Aggregate Value per share for each month since January 13, 2000, up to a maximum redemption price equal to 140% of the Aggregate Value; and (ii) accumulated but unpaid dividends that have not been previously added to the Aggregate Value.

   Each Holder may convert any portion of its shares of Preferred Stock into Common Stock at any time. Subject to certain restrictions, conditions and limitations as set forth in the Certificate of Designation, the Company may choose to convert any portion of the Preferred Stock into Common Stock at any time prior to October 13, 2000. The number of shares of Common Stock issuable upon conversion by either the Holders or the Company is determined by dividing the Aggregate Value plus unpaid dividends by $36, subject to adjustment as set forth in the Certificate of Designation. Notwithstanding the foregoing, the Company has a mandatory conversion right to convert the Preferred Stock into Common Stock provided the closing price of the Common Stock exceeds $54 for 30 consecutive trading days. On January 13, 2005 or such later date agreed to by the parties to the Subscription Agreement, the Company must convert all of the outstanding shares of Preferred Stock into Common Stock in accordance with the terms of the Certificate of Designation.

   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the Holders are entitled to receive, before any amount is paid to the holders of any subordinate securities, cash in an amount per share of Preferred Stock equal to the Aggregate Value.

Warrants

   Pursuant to the Offering Documents, the Investors received Warrants to purchase shares of Common Stock. Warrants to purchase 183,273 shares of Common Stock at an exercise price of $50.10 are exercisable for a term of five years ending on January 13, 2005 and Warrants to purchase 1,350,000 shares of Common Stock at an exercise price of $15.75 are exercisable for a term of five years ending on April 4, 2005. As of August 9, 2000, the Investors had not exercised any of the Warrants.

   Upon the occurrence of certain events as summarized below and more fully set forth in the Warrants, the number and kinds of securities purchasable upon exercise of the Warrants and the exercise price are subject to adjustment.

  . In the case of a "triggering event," as defined in the Warrants to include, among other things, the merger or consolidation of the Company where it is not the surviving entity, or the transfer of all or substantially all of the Company's assets to another entity, the Investors will be entitled to receive at the then-current exercise price of the Warrants, including any adjustments (the "Warrant Price"), cash and property to which the Investors would have been entitled had they exercised the Warrants immediately prior to such triggering event.

  . In the event the Company effects: (i) a stock-split or subdivision of the Common Stock, the Warrant Price will be proportionately reduced to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision; or (ii) a reverse stock-split or combination of the Common Stock, the Warrant Price will be proportionately increased to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

  . In the event the Company pays a stock dividend, or makes any other distribution of the Common Stock to its stockholders, the Warrant Price will be adjusted, as at the record date set for such stock dividend or distribution, to the price determined by multiplying the Warrant Price in effect prior to such record date by the fraction in which: (i) the numerator equals the total shares of Common Stock outstanding immediately prior to such stock dividend or distribution; and (ii) the denominator equals the total shares of Common Stock outstanding immediately after such stock dividend or distribution.

  . In the event the Company pays a dividend, makes any distribution (other than as described above) of its assets with respect to the Common Stock, or offers options or rights to subscribe for shares of Common Stock, then each Investor holding a Warrant will receive what each would have received had it exercised its Warrant in full prior to the record date of such dividend or distribution.

  . In the event the Company issues "additional shares of Common Stock," as defined in the Warrants, without consideration or at a price per share less than the lower of the Warrant Price or the closing price of the Common Stock on the date preceding such issuance, then the Warrant Price will be adjusted to the price determined by multiplying the Warrant Price by the fraction in which: (i) the numerator equals the total shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Stock equal in value to the aggregate consideration for the issued "additional shares of Common Stock," based on a price equal to the greater of the Warrant Price or the closing price of the Common Stock on the date preceding such issuance; and (ii) the denominator equals the total shares of Common Stock outstanding immediately after such issuance.

  . In the event the Company issues "common stock equivalents," as defined in the Warrants, at a price per share less than the lower of the Warrant Price or the closing price of the Common Stock on the date preceding such issuance, then the Warrant Price will be adjusted to the price determined by multiplying the Warrant Price by the fraction in which: (i) the numerator equals the total shares of Common Stock outstanding immediately prior to such issuance, plus the number of shares of Common Stock equal in value to the aggregate consideration for the issued "common stock equivalents," based on a price equal to the greater of the Warrant Price or the closing price of the Common Stock on the date preceding such issuance; and (ii) the denominator equals the total shares of Common Stock outstanding immediately after such issuance.

  . In the event the Company purchases, redeems or otherwise acquires any shares of Common Stock at a price per share greater than the closing price of the Common Stock on the date preceding such event then the Warrant Price will be adjusted to the price determined by multiplying the Warrant Price by the fraction in which: (i) the numerator equals the total shares of Common Stock outstanding immediately prior to such event, minus the number of shares of Common Stock equal in value to the aggregate consideration for the total number of shares of Common Stock purchased, redeemed or otherwise acquired at the applicable closing price; and (ii) the denominator equals the total shares of Common Stock outstanding immediately after such event.

  . Upon the adjustment of the Warrant Price as a result of any of the events set forth above, the number of shares of Common Stock underlying the Warrants will be adjusted to the amount obtained by multiplying the number of shares of Common Stock underlying the Warrants immediately prior to such Warrant Price adjustment by the fraction in which: (i) the numerator equals the Warrant Price prior to such adjustment; and (ii) the denominator equals the adjusted Warrant Price.

Vote Required for Approval

   Approval and ratification of the issuance of the Securities will require the affirmative vote of a majority of the votes cast at the Special Meeting. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the issuance of the Securities.

   The Board of Directors recommends a vote FOR approval and ratification of the issuance of the Securities to the Investors.

                               VOTING PROCEDURES

   Shares can be voted only if the stockholder is present at the Special Meeting in person or by proxy. Whether or not you plan to attend the Special Meeting in person, you are encouraged to sign and return the enclosed proxy card in the enclosed envelope. If you sign your proxy, but do not mark your choices, your shares will be voted in favor of the amendment to the Company's Certificate of Incorporation, in favor of approving the Xceed Inc. Amended and Restated Millennium Stock Option Plan, and in favor of approving the issuance of the Securities.

   You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to our Corporate Secretary, submit another properly executed proxy with a more recent date, or vote in person at the Special Meeting.

                  VOTE REQUIRED FOR APPROVAL OF THE PROPOSALS

   A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a number of shares entitling them to exercise a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting. There must be a quorum for the meeting to be held. Abstentions are counted for the purposes of determining the presence of a quorum, but are not considered a vote cast under Delaware law.

   The affirmative vote of a majority of the votes cast at the Special Meeting is required for approval of the Xceed Inc. Amended and Restated Millennium Stock Option Plan and for approval of the issuance of the Securities. The affirmative vote of a majority of the outstanding stock entitled to vote at the Special Meeting is required for approval of the amendment to the Company's Certificate of Incorporation.

                             STOCKHOLDER PROPOSALS

   To be considered for inclusion in our proxy statement for the 2001 annual meeting, director nominations and other proposals of stockholders must be submitted in writing to our Corporate Secretary a reasonable time before the Company begins to print and mail its proxy materials for the 2001 annual meeting. For any director nomination or other proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly to the stockholders at the 2001 annual meeting, management will be able to vote proxies in its discretion if the Company:

  . receives notice of the proposal before the close of business on February
    25, 2001 and advises stockholders in the proxy statement for the 2001 annual meeting about the nature of the proposal and how management intends to vote on the proposal, or

  . does not receive notice of the proposal a reasonable time before the Company begins to print and mail its proxy materials for the 2001 annual meeting.

   All director nominations and other proposals of stockholders with regard to the 2001 annual meeting should be submitted by certified mail, return receipt requested, to Xceed Inc., 233 Broadway, New York, New York 10279, Attention:
Secretary.

                                 OTHER MATTERS

   The management of the Company knows of no other business that will be presented for consideration at the meeting, except for the possible presentation of a stockholder proposal that has been omitted from the Proxy Statement in accordance with the rules of the Securities and Exchange Commission. However, if any other matters, including any omitted stockholder proposals, are properly presented at the meeting, it is the intention of the proxy holders named in the accompanying proxy card to vote such proxies in accordance with their best judgment.

                         ANNUAL REPORT TO STOCKHOLDERS

   The Company's Annual Report on Forms 10-K and 10-K/A for the fiscal year ended August 31, 1999 and the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended November 30, 1999, February 29, 2000 and May 31, 2000, each as filed with the Securities and Exchange Commission, are available upon request. All requests should be directed to Alex Alaminos, Stockholder Relations, at (212) 553-3047. In addition, the Annual Report and the Quarterly Reports as well as additional filings with the Securities and Exchange Commission are available through our website at www.xceed.com.

                            EXPENSE OF SOLICITATION

   The cost of soliciting proxies, which also includes the preparation, printing and mailing of this Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail. The Company has engaged the firm of Georgeson & Company, Inc. to assist in the distribution and solicitation of proxies. Georgeson & Company, Inc. will receive a fee of $7,500 plus expenses for these services. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

   PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors,
                                          /s/ Werner G. Haase
                                          Werner G. Haase, Co-Chairman

New York, New York

September 8, 2000

                          XCEED INC. AND SUBSIDIARIES

                         INDEX TO FINANCIAL STATEMENTS

                                                                        Page
                                                                      ---------
Report of Deloitte & Touche LLP, Independent Auditors................    F-2


Report of Holtz Rubenstein & Co., LLP, Independent Auditors..........    F-3

Consolidated Balance Sheets at August 31, 1999 (Restated) and 1998...    F-4


Consolidated Statements of Operations for the years ended
 August 31, 1999 (Restated), 1998 and 1997...........................    F-5


Consolidated Statements of Stockholders' Equity for the years ended
 August 31, 1999 (Restated), 1998 and 1997...........................    F-6


Consolidated Statements of Cash Flows for the years ended
 August 31, 1999 (Restated), 1998 and 1997...........................    F-7


Notes to Consolidated Financial Statements...........................  F-8-F-24


Condensed Consolidated Balance Sheets as of May 31, 2000 and August
 31, 1999............................................................   F-25


Condensed Consolidated Statements of Operations for the nine and three months ended
 May 31, 2000 and 1999...............................................   F-26


Condensed Consolidated Statements of Cash Flows for the nine months ended
 May 31, 2000 and 1999...............................................   F-27


Notes to Condensed Consolidated Financial Statements................. F-28-F-31

                      REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of

Xceed Inc. and Subsidiaries

New York, New York

   We have audited the accompanying consolidated balance sheet of Xceed Inc. and Subsidiaries (the "Company") as of August 31, 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of August 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 2.s., the accompanying 1999 financial statements have been restated.

                                          /s/ Deloitte & Touche LLP

New York, New York

March 20, 2000

                      REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders

Xceed, Inc. and Subsidiaries

New York, New York

   We have audited the accompanying consolidated balance sheet of Xceed, Inc. and Subsidiaries as of August 31, 1998 and the related consolidated statements of operations, stockholders' equity and cash flows for the two years ended August 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Xceed, Inc. and Subsidiaries as of August 31, 1998 and the results of their operations and their cash flows for the two years ended August 31, 1998, in conformity with generally accepted accounting principles.

                                              /s/ Holtz Rubenstein & Co., LLP

                                          _________________________________

                                             Holtz Rubenstein & Co., LLP

Melville, New York

November 19, 1999 (except for Note 4,

 as to which the date is January 13, 2000)

                          XCEED INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                (In thousands, except share and per share data)

                                                              August 31,
                                                         ---------------------
                                                             1999       1998
                                                         ------------- -------
                                                         (As restated,
                                                         see Note 2.s)
                         ASSETS
Current Assets:
  Cash and cash equivalents.............................    $19,754    $13,789
  Investment in marketable securities (Note 5)..........        367         97
  Accounts receivable, net of allowance for
   uncollectible accounts of $1,190 and $25,
   respectively.........................................      9,868      6,379
  Program costs and earnings in excess of customer
   billings.............................................      3,735      2,233
  Income tax refund receivable..........................      2,437        --
  Inventories...........................................        --       1,022
  Prepaid expenses and other current assets.............        470        861
  Deferred income taxes (Note 10).......................        358         14
  Net assets related to discontinued operations (Note
   4)...................................................      2,999        --
                                                            -------    -------
    Total current assets................................     39,988     24,395
Property and equipment, net (Notes 6 and 9).............      3,268      1,533
Due from officer (Note 7)...............................      1,223      1,223
Goodwill and intangible assets--net of accumulated
 amortization of $4,308 and $0, respectively (Note 3)...     42,999      6,088
Deferred income taxes (Note 10).........................      1,046        484
Other assets............................................      3,411        993
                                                            -------    -------
    Total assets........................................    $91,935    $34,716
                                                            =======    =======
          LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable, banks (Note 8).........................    $   862    $   --
  Accounts payable and accrued expenses (Note 3)........      6,611      3,157
  Accrued compensation..................................      2,588      2,636
  Current portion of long-term debt (Note 9)............        389         41
  Customer billings in excess of program costs and
   earnings.............................................      3,538      1,009
  Income taxes payable (Note 10)........................        --         219
                                                            -------    -------
    Total current liabilities...........................     13,988      7,062
Long-term debt (Note 9).................................      2,625        --
Accrued lease obligation................................        875        875
Deferred revenue........................................        296        587
                                                            -------    -------
    Total liabilities...................................     17,784      8,524
                                                            -------    -------
Commitments and contingencies (Note 13).................
Stockholders' equity (Notes 3, 5, 10 and 11):
  Common stock, $.01 par value; authorized 30,000,000
   shares; 17,747,554 and 10,277,053 issued and
   17,732,554 and 10,262,053 outstanding, respectively..        177        103
  Preferred stock, $.05 par value; authorized 1,000,000
   shares; none issued or outstanding...................        --         --
Accumulated other comprehensive loss....................        (20)       (27)
Additional paid-in capital..............................     78,258     22,657
Deferred stock compensation.............................       (225)      (112)
Treasury stock, at cost; 15,000 shares..................        (71)       (71)
Retained earnings (accumulated deficit).................     (3,968)     3,642
                                                            -------    -------
    Total stockholders' equity..........................     74,151     26,192
                                                            -------    -------
    Total liabilities and stockholders' equity..........    $91,935    $34,716
                                                            =======    =======

                See notes to consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except share and per share data)

                                                     Years Ended August 31,
                                                 --------------------------------
                                                    1999       1998       1997
                                                 ----------  ---------  ---------
                                                    (As
                                                 restated,
                                                  see Note
                                                    2.s)
Revenues (Note 2)..............................  $   63,450  $  42,266  $  46,007
                                                 ----------  ---------  ---------
Operating expenses: (Notes 2 and 11)
  Cost of revenues.............................      52,516     36,413     39,005
  Selling, general and administrative
   (excluding stock-based compensation)........      18,132      6,561      5,545
  Provision for doubtful accounts..............       1,000          4         27
  Stock-based compensation.....................         420        170        --
  Depreciation and amortization................       5,219         20         68
  Research and development.....................         579        866        429
                                                 ----------  ---------  ---------
                                                     77,866     44,034     45,074
                                                 ----------  ---------  ---------
  Operating income (loss)......................     (14,416)    (1,768)       933
                                                 ----------  ---------  ---------
Other income (expense):
  Interest income..............................         735        691        451
  Interest expense.............................        (485)        (4)       (71)
  Gain (loss) on sale of investments...........          24        522        (20)
  Other, net...................................         122         39        (89)
                                                 ----------  ---------  ---------
                                                        396      1,248        271
                                                 ----------  ---------  ---------
(Loss) income from continuing operations before
 (benefit) provision for income taxes..........     (14,020)      (520)     1,204
Income tax (benefit) provision (Note 10).......      (4,329)      (257)       706
                                                 ----------  ---------  ---------
(Loss) income from continuing operations.......      (9,691)      (263)       498
Discontinued operations:
  Income from operations, net of taxes of
   $1,579, $1,545 and $1,602, respectively
   (Note 4)....................................       2,081      1,813      1,379
                                                 ----------  ---------  ---------
Net (loss) income..............................  $   (7,610) $   1,550  $   1,877
                                                 ==========  =========  =========
Net (loss) income per common share (Note 11):
  Basic:
    (Loss) income from continuing operations...       $(.64)     $(.03)      $.07
    Income from discontinued operations........         .14        .23        .20
                                                 ----------  ---------  ---------
    Net (loss) income..........................       $(.50)      $.20       $.27
                                                 ==========  =========  =========
  Diluted:
    (Loss) income from continuing operations...       $(.64)     $(.03)      $.07
    Income from discontinued operations........         .14        .23        .19
                                                 ----------  ---------  ---------
    Net (loss) income..........................       $(.50)      $.20       $.26
                                                 ==========  =========  =========
Weighted average number of shares outstanding:
  Basic........................................  15,219,140  7,755,795  7,023,770
                                                 ==========  =========  =========
  Diluted......................................  15,219,140  7,755,795  7,339,625
                                                 ==========  =========  =========

                See notes to consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
      (In thousands, except share and per share data) (Notes 3, 5, 10, 11)

                       Common stock   Preferred stock
                        30,000,000       1,000,000
                          shares        shares, $.05
                      $.01 par value     par value                    Accumulated                 Retained
                     ---------------- ------------------  Additional     other       Deferred     earning
                                 Par              Par      Paid-in   comprehensive    stock     (accumulated Treasury
                       Shares   value  Shares    value     Capital   income (loss) compensation   deficit)    stock    Total
                     ---------- ----- --------  --------  ---------- ------------- ------------ ------------ -------- -------
Balance,
 September 1,
 1996............     7,020,180 $ 70       --   $    --    $10,163       $ 307        $ --        $   215      $(56)  $10,699
Comprehensive
 income:
 Net income......           --   --        --        --        --          --           --          1,877
 Net change in
  the valuation
  adjustment on
  marketable
  equity
  securities.....           --   --        --        --        --          (91)         --            --        --
 Other
  comprehensive
  income.........                                                                                                       1,786
Exercise of
 options/warrants..      23,000            --        --         48         --           --            --        --         48
                     ---------- ----   -------  --------   -------       -----        -----       -------      ----   -------
Balance, August
 31, 1997........     7,043,180   70       --        --     10,211         216          --          2,092       (56)   12,533
Comprehensive
 income:
 Net income......           --   --        --        --        --          --           --          1,550       --
 Net change in
  the valuation
  adjustment on
  marketable
  equity
  securities.....           --   --        --        --        --         (243)         --            --        --
 Other
  comprehensive
  income.........                                                                                                       1,307
Exercise of
 options/warrants..   1,983,873   20       --        --      5,927         --           --            --        --      5,947
Purchase of 5,000
 shares of
 treasury stock..           --   --        --        --        --          --           --            --        (15)      (15)
Issuance of stock
 options for
 services........           --   --        --        --        282         --          (262)          --        --         20
Amortization of
 deferred stock
 compensation....           --   --        --        --        --          --           150           --        --        150
Common stock
 issued for
 acquired
 businesses......     1,250,000   13       --        --      6,237         --           --            --        --      6,250
                     ---------- ----   -------  --------   -------       -----        -----       -------      ----   -------
Balance, August
 31, 1998........    10,277,053  103       --        --     22,657         (27)        (112)        3,642       (71)   26,192
Comprehensive
 loss:
 Net loss........           --   --        --        --        --          --           --         (7,610)      --
 Net change in
  the valuation
  adjustment on
  marketable
  equity
  securities.....           --   --        --        --        --            7          --            --        --
 Other
  comprehensive
  loss...........                                                                                                      (7,603)
Exercise of
 options/warrants..   2,809,910   28       --        --     14,011         --           --            --        --     14,039
Common stock
 issued for
 acquired
 business (as
 restated, see
 Note 2.s).......     3,174,143   31       --        --     30,516         --           --            --        --     30,547
Securities issued
 in private
 placement.......       976,562   10       --        --      9,990         --           --            --        --     10,000
Issuance of
 securities for
 services........       509,886    5       --        --        528         --          (533)          --        --        --
Amortization of
 deferred stock
 compensation (as
 restated, see
 Note 2.s).......           --   --        --        --        --          --           420           --        --        420
Tax benefit from
 exercise of
 stock options...           --   --        --        --        556         --           --            --        --        556
                     ---------- ----   -------  --------   -------       -----        -----       -------      ----   -------
Balance, August
 31, 1999........    17,747,554 $177       --   $    --    $78,258       $ (20)       $(225)      $(3,968)     $(71)  $74,151
                     ========== ====   =======  ========   =======       =====        =====       =======      ====   =======

                See notes to consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                     Years ended August 31,
                                                  ------------------------------
                                                      1999       1998     1997
                                                  ------------- -------  -------
                                                  (As restated,
                                                  see Note 2.s)
Cash flows from operating activities:
 Net (loss) income..............................     $(7,610)   $ 1,550  $ 1,877
 Adjustments to reconcile net income (loss) to
  net cash provided by (used in) operating
  activities:
 Gain (loss) on sale of marketable securities...         (24)      (522)      20
 Gain (loss) on sale of equipment...............           6         (9)     --
 Loss on impairment of notes receivable.........         --         --       100
 Provision for losses on accounts receivable....       1,000          4       27
 Stock-based compensation.......................         420        170      --
 Depreciation and amortization..................       5,514        351      461
 Deferred income taxes..........................      (1,676)      (135)     451
 Changes in operating assets and liabilities:
 Decrease (increase) in assets:
 Accounts receivable............................      (4,819)    (2,220)     575
 Inventories....................................        (114)       342     (262)
 Program costs and earnings in excess of
  billings......................................        (448)      (184)  (1,775)
 Prepaid expenses and other current assets......         435       (527)     (53)
 Other assets...................................         476       (105)      32
 Increase (decrease) in liabilities:
 Accounts payable and accrued expenses..........       1,441      1,435      771
 Income taxes payable...........................      (2,086)      (358)     139
 Customer billings in excess of program costs...       2,205         95   (1,208)
 Accrued lease liability........................         --          11       22
 Deferred revenues..............................        (170)       587      --
 Other current liabilities......................         --         --       (15)
                                                     -------    -------  -------
  Net cash (used in) provided by operating
   activities...................................      (5,450)       475    1,162
                                                     -------    -------  -------
Cash flows from investing activities:
 Investments in marketable securities...........        (822)      (741)     (27)
 Proceeds from sale of marketable securities....         588      1,527      138
 Increase in note receivable....................         --         --      (100)
 Proceeds from sale of property and equipment...         --          10       13
 Acquisition of businesses, net of cash
  acquired......................................      (5,592)        44      --
 Acquisition of property and equipment..........      (2,335)      (207)    (150)
                                                     -------    -------  -------
  Net cash (used in) provided by investing
   activities...................................      (8,161)       633     (126)
                                                     -------    -------  -------
Cash flows from financing activities:
 Principal payments on long-term debt...........      (5,765)       (49)     (39)
 Repayment of notes payable.....................        (787)       --    (1,065)
 Proceeds from notes payable....................         862        --       --
 Proceeds from long-term debt...................       1,227        --       --
 Advances to affiliate..........................         --        (432)     (83)
 Purchase of treasury stock.....................         --         (15)     --
 Proceeds from the exercise of warrants and
  options.......................................      14,039      5,947       48
 Proceeds from private placement offering.......      10,000        --       --
                                                     -------    -------  -------
  Net cash provided by (used in) financing
   activities...................................      19,576      5,451   (1,139)
                                                     -------    -------  -------
Net increase (decrease) in cash and cash
 equivalents....................................       5,965      6,559     (103)
Cash and cash equivalents,
 Beginning of period............................      13,789      7,230    7,333
                                                     -------    -------  -------
Cash and cash equivalents,
 End of period..................................     $19,754    $13,789  $ 7,230
                                                     =======    =======  =======

                See notes to consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

                         NOTES TO FINANCIAL STATEMENTS
                       Three Years Ended August 31, 1999
                (In thousands, except share and per share data)

1. ORGANIZATION AND NATURE OF OPERATIONS

   Xceed Inc. and Subsidiaries (the "Company") provides Internet professional services ("Internet Professional Services"), and performance enhancement business services ("Performance Enhancement Business"). These services include strategic consulting, creative design, technology integration, business transformation, research and analysis and marketing and branding.

   The fiscal year ended August 31, 1999 represented a transitional year for the Company as it completed several strategic acquisitions to enable it to become a provider of a full range of services that allow it to deliver end-to-end solutions enabling companies to capitalize on the reach and efficiency of the Internet. A significant portion of the Company's historic revenues in the accompanying financial statements have been generated from Performance Enhancement Business, including the fulfillment of awards pursuant to incentive performance programs and fees designing and implementing training and communications programs in the health field. In addition, the Company has generated revenues from its Water-Jel division, which sold first aid health products, and from its Journeycorp division, which generates revenues from travel management services rendered to major U.S. corporations. The Company's management adopted a plan to dispose of its Water-Jel and Journeycorp divisions, and in January 2000, completed the sale of its Water-Jel division (see Note 4). The Company is actively pursuing opportunities to sell the Journeycorp division and expects that such a sale should be completed during the Company's fiscal 2000. As a result, the Water-Jel and Journeycorp divisions have been reflected as discontinued operations in the accompanying consolidated financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   a. Basis of presentation--The consolidated financial statements are prepared on the accrual basis utilizing accounting principles generally accepted in the United States of America.

   b. Principles of consolidation--The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated.

   c. Revenue recognition--The Company has historically earned revenues from three segments of its business:

  . Health products (Water-Jel division);

  . Travel management (Journeycorp division); and

  . Integrated corporate communications (including its Internet Professional
    Services and Performance Enhancement Business).

   Revenues from the sale of health products are earned when goods are shipped to the customer. A provision is made for estimated returns on such shipments, which is reflected as a reduction of revenue.

   Revenues from the travel management business are recognized upon the ticketing of flights.

   Revenues for the Company's Internet Professional Services and Performance Enhancement Business are recognized based on the nature of the contract. Revenues from fixed price contracts are recognized using the percentage of completion method. Revenues from time-and-materials contracts are accounted for as time is incurred.

                                   XCEED INC.

   The Company periodically evaluates cost and revenue assumptions in fixed price contracts. Provisions for estimated losses on uncompleted contracts are made on a contract by contract basis and are recognized in the period in which such losses become probable and estimable. Most contracts are cancelable by either the Company or the client upon 30 days notice, with payments due for services completed through the date of termination. No significant losses have been incurred on cancelled contracts.

   Unbilled services on contracts are comprised of costs plus earnings in excess of contractual billings on such contracts. Billings in excess of cost plus earnings and billings in excess of revenue recognized under the percentage of completion method on fixed price contracts are classified as deferred revenue and the current portion is included in accounts payable and accrued expenses in the accompanying balance sheet. Performance program costs include the costs of goods and services incurred for award fulfillment.

   d. Investments in marketable securities--Debt and equity securities are classified as "available-for-sale securities" and reported at market value, with the unrealized gains and losses excluded from operating results and reported as a separate component of stockholders' equity. A decline in the market value of any available-for-sale security below cost that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.

   Gains and losses on the sale of securities available-for-sale are computed on the basis of specific identification of the adjusted cost of each security.

   e. Property and equipment--Property and equipment is stated at cost, net of accumulated depreciation and amortization. Property and equipment is depreciated on a straight-line basis over the estimated useful lives of the related assets. Amortization of leasehold improvements is computed using the straight-line method over the estimated useful lives of the related assets or the remaining term of the lease, whichever is shorter.

   f. Goodwill and intangible assets--Goodwill, which represents the excess of the purchase price over the fair value of the net assets acquired, is being amortized over a period of seven to twelve years, on a straight-line basis. Other identifiable intangible assets associated with customer base, workforce and industry contacts are being amortized over a seven-year period on a straight-line basis. Amortization of goodwill and intangible assets was $4,308 for the year ended August 31, 1999. There was no amortization expense related to goodwill and intangible assets for the years ended August 31, 1997 or 1998. The Company reviews goodwill and certain identifiable intangibles for impairment in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of", as described in Note 2g.

   g. Accounting for long-lived assets--The Company follows the provisions of SFAS No. 121. This statement establishes financial accounting and reporting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to these assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. The Company reviews long-lived assets and certain identifiable intangibles to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds the fair value of the asset. If other events or changes in circumstances indicate that the carrying amount of an asset that the Company expects to hold and use may not be recoverable, the Company will estimate the undiscounted future cash flows expected to result from the use of the asset and its eventual disposition, and recognize an impairment loss. The impairment loss, if determined to be necessary, would be measured as the amount by which the carrying amount of the assets exceeds the fair value of the assets.

   h. Concentration of risk--The Company invests its excess cash in deposits and money market accounts with major financial institutions and in commercial paper of companies with strong credit ratings. Generally,

                                   XCEED INC.

the investments mature within 90 days and therefore, are subject to little risk. The Company has not experienced losses related to these investments.

   The concentration of credit risk in the Company's accounts receivable is mitigated by the Company's credit evaluation process, reasonably short collection terms and the geographical dispersion of revenue. However, the integrated corporate communications group includes startup companies in its client base. Although the Company generally does not require collateral, reserves for potential credit losses are maintained and such losses have been within management's expectations.

   A significant portion of revenues earned by the Company's retail corporate travel business segment is derived from commissions earned on airline bookings with major U.S. and foreign airline carriers.

   One customer accounted for 26%, 23% and 26% of the Company's 1999, 1998 and 1997 revenues, respectively.

   i. Income taxes--The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." SFAS 109 establishes financial accounting and reporting standards for the effect of income taxes that result from the differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

   j. Stock-based compensation--The Company accounts for stock-based compensation arrangements in accordance with provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and accounts for stock issued for services provided by others than employees in accordance with and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation expenses are based on the difference, if any, on the date of the grant, between the fair value of the Company's stock and the exercise price. A new measurement date for purposes of determining compensation is established when there is a substantive change to the terms of an underlying option.

   k. Basic and diluted net income per common share--Basic net income per common share is based on the weighted average number of shares of common stock outstanding during each year. Diluted net income per common share is based on the weighted average number of shares of common stock outstanding during each year, adjusted for the dilutive effect of potentially issuable common shares arising from the assumed exercise of stock options and warrants and conversion of preferred shares. Basic loss per common share was computed by dividing net loss by the weighted average number of shares of common stock outstanding. Diluted loss per common share does not give effect to the impact of options, warrants and conversion of preferred shares because their effect would have been anti-dilutive.

   l. Research and product development costs--Research and product development costs, consisting of salaries and materials related to software development, are expensed as incurred. SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed," requires capitalization of certain software development costs subsequent to the establishment of technological feasibility and prior to general release of the software. Based on the Company's development process, technological feasibility is established upon completion of a working model. The period between technological feasibility and general release is relatively short and the costs incurred during this period have been too insignificant to warrant capitalization.

   m. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts

                                   XCEED INC.

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates primarily relate to accounts receivable, recoverability and lives of goodwill and revenues and costs on percentage of completion contracts. Actual results could differ from those estimates.

   n. Advertising costs--Advertising costs are charged to operations when the advertising first takes place. The Company incurred advertising costs of $1,223, $169 and $86 for the years ended August 31, 1999, 1998 and 1997, respectively.

   o. Cash and cash equivalents--The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

   p. Comprehensive income (loss)--Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income but are excluded from net income as these amounts are recorded directly as an adjustment to stockholders' equity. The Company's other comprehensive income is comprised of net unrealized gain (loss) on marketable securities. The tax benefit or expense, as well as any reclassifications related to the components of other comprehensive income were not significant.

   q. New accounting pronouncements--In 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was subsequently amended by SFAS No. 137, "Accounting for Derivative Financial Instruments and Hedging Activities-- Deferral of the effective date of SFAS No. 133." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137, is effective for all fiscal quarters beginning after June 15, 2000 and therefore will be effective for the Company's fiscal year 2001. The Company has not completed its evaluation of the effects of SFAS No. 133 and expects to complete such by the end of fiscal 2000.

   In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that entities capitalize certain costs related to internal-use software once certain criteria have been met. The Company is required to implement SOP 98-1 for the year ending August 31, 2000. Adoption of SOP 98-1 is not expected to have a material impact on the Company's financial condition or results of operations.

   In April 1998, the AICPA issued SOP 98-5, "Reporting the Costs of Start-Up Activities." SOP 98-5, which is effective for fiscal years beginning after December 15, 1998, provides guidance on the financial reporting of start-up costs and organization costs. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. As the Company has expensed these costs historically, the adoption of this standard is not expected to have a significant impact on the Company's results of operations or financial position.

   r. Reclassifications--Certain reclassifications have been made to the Company's 1997 and 1998 financial statements to conform to the 1999 presentation.

   s. Restatement--Subsequent to the issuance of the Company's financial statements for the year ended August 31, 1999, management determined that it had capitalized costs relating to a signing bonus that should have been expensed when paid. In addition, management determined that it had excluded the value of stock

                                   XCEED INC.

issued to employees from the calculation of the purchase price and utilized the incorrect market values of its publicly-traded common stock to arrive at total stock consideration issued in connection with certain business combinations accounted for as purchase transactions. As a result, the 1999 financial statements have been restated from amounts previously reported to properly account for these transactions. A summary of the significant effects of the restatements are as follows:

                                                               As
                                                           Previously    As
                                                            Reported  Restated
                                                           ---------- --------
   As of August 31, 1999:
     Goodwill and intangible assets.......................  $40,575   $42,999
     Prepaid expenses and other current assets............    1,024       470
     Total assets.........................................   90,065    91,935
     Deferred stock compensation..........................   (3,216)     (225)
     Additional paid-in capital...........................   79,379    78,258
     Total stockholders' equity...........................   72,281    74,151
   For the Year Ended August 31, 1999:
     Selling, general & administrative expense (excluding
      stock-based compensation)...........................  $17,578   $18,132
     Stock-based compensation.............................    1,390       420
     Depreciation & amortization..........................    4,803     5,219

   The restatements to the statement of operations did not have an impact on loss from continuing operations, net loss or basic or diluted loss per share.

   t. Segment information--On September 1, 1998, the Company adopted SFAS No. 131, "Disclosures About Segments of An Enterprise and Related Information," which establishes annual and interim reporting standards for an enterprise's business segments and related disclosures about its products, services, geographic areas, and major customers. This Statement did not impact the Company's consolidated financial position, results of operations, or cash flows. Because the Company currently operates a single line of business and manages its operations under a unified management and reporting structure, no additional segment disclosures are provided.

3. BUSINESS COMBINATIONS

   a. Acquired entities--During the period from August 5, 1998 through August 31, 1999, the Company completed the acquisitions of four Internet professional services firms in various transactions accounted for as purchase business combinations. Collectively, the companies are referred to herein as the "Acquired Entities." The aggregate purchase price of the Acquired Entities was approximately $20,265, including 2,640,364 shares of common stock, with a value of $18,472 and $1,793 of cash and related expenses.

   The acquisition prices of the Acquired Entities were allocated, on an entity-by-entity basis, to the assets acquired, including tangible and intangible assets and liabilities assumed based upon the fair values of such assets and liabilities on the dates of the acquisitions. The historical carrying amounts of the tangible assets and liabilities approximated their fair values on the dates of acquisitions. Approximately $20,885 of the aggregate purchase price was allocated to goodwill, primarily workforce in place, and is being amortized over its estimated useful life of seven years.

   b. Zabit & Associates--In September 1998, the Company acquired Zabit & Associates, Inc. and one of its affiliates ("Zabit"), a company engaged in integrated corporate communications. In exchange for all of the

                                   XCEED INC.

outstanding shares of Zabit, the Company issued 2,258,724 shares of restricted common stock having a market value of $20,442 and notes totaling $6,730, together with cash consideration of $5,200. The Company accounted for this acquisition under the purchase method of accounting. Approximately $30,372 and $3,000 of the purchase price was allocated to goodwill and trademark (which is included in intangible assets), respectively, and are being amortized over their estimated useful lives of 12 years.

   c. Xceed Atlanta--In April 1999, the Company acquired the remaining 50% interest in Xceed Atlanta, Inc. ("Xceed Atlanta") that was owned by an individual shareholder. To acquire this interest, the Company issued 210,000 shares of common stock, valued at $3,885. Xceed Atlanta provided marketing services that complemented the Company's Performance Enhancement Business. The shares had not been issued as of August 31, 1999, and accordingly, the consideration due is included in Accounts Payable and Accrued Expenses in the accompanying financial statements. The transaction has been accounted for under the purchase method of accounting.

   The following unaudited pro forma summary presents the consolidated results of operations of the Company as if the business combinations described above had occurred on September 1, 1997:

                                                               Fiscal years
                                                             ended August 31,
                                                             -----------------
                                                               1999     1998
                                                             --------  -------
   Revenues................................................. $ 67,440  $63,592
   Loss from continuing operations..........................  (10,519)  (5,203)
   Net loss.................................................   (8,539)  (3,390)
   Basic and diluted net loss per share..................... $  (0.54) $ (0.26)

   The above amounts are based upon certain assumptions and estimates which the Company believes are reasonable. The pro forma results do not necessarily represent results which would have occurred if the business combination, had taken place at the date and on the basis assumed above.

   Subsequent to year end, the Company entered into additional business combinations (see Note 16).

4. DISCONTINUED OPERATIONS

   In January 2000, the Company completed the sale of its Water-Jel division for cash of $4 million to an unrelated Company. The selling price is subject to certain adjustments, which in the opinion of the Company's management, should not have a significant impact on the Company's financial condition or results of operations. As a result, a gain of approximately $1.7 million will be recorded by the Company during the second quarter of fiscal year ending August 31, 2000.

   In January 2000, the Company's Board of Directors approved a plan to sell its Journeycorp division. Accordingly, the operating results of Journeycorp for the years ended August 31, 1999, 1998 and 1997 have been segregated from continuing operations and reported with the Water-Jel results as a separate line item in the statement of operations.

   The Company has restated its prior financial statements to present the operating results of its Water-Jel and Journeycorp divisions as discontinued operations. Net assets to be disposed of, at their book value, have been separately classified in the accompanying balance sheet at August 31, 1999. The balance sheet as of August 31, 1998 has not been restated to reflect these dispositions.

                                   XCEED INC.

   Summarized financial information for Water-Jel and Journeycorp as discontinued operations for the fiscal years ended August 31, 1999, 1998 and 1997 is as follows:

                                                         Fiscal years ended
                                                             August 31,
                                                       -----------------------
                                                        1999    1998    1997
                                                       ------- ------- -------
   Revenues........................................... $16,485 $16,932 $16,878
   Income from discontinued operations, before tax
    provision.........................................   3,660   3,358   2,981
   Income from discontinued operations, net of tax
    provision.........................................   2,081   1,813   1,379

   Net assets relating to these discontinued operations primarily relate to accounts receivable and accounts payable.

5. INVESTMENT IN MARKETABLE SECURITIES

   Marketable equity securities, which are classified as available for sale securities, are carried at the fair value of the securities and the unrealized gain (loss) on the securities, net of income taxes, is reflected in stockholders' equity. During the fiscal years ended August 31, 1999, 1998 and 1997, the net change in the valuation adjustment on marketable securities classified as available-for-sale amounted to $7, $(243) and $(91), respectively.

   The carrying amounts of investment securities as shown in the Company's balance sheet and their approximate values were as follows:

                                                             August 31, 1999
                                                         -----------------------
                                                               Unrealized
                                                              ------------ Fair
                                                         Cost Gains Losses Value
                                                         ---- ----- ------ -----
   Available for sale equity investments................ $400 $  6   $(39) $367
                                                         ==== ====   ====  ====

                                                             August 31, 1998
                                                         -----------------------
                                                               Unrealized
                                                              ------------ Fair
                                                         Cost Gains Losses Value
                                                         ---- ----- ------ -----
   Available for sale equity investments................ $170 $--    $(73) $ 97

6. PROPERTY AND EQUIPMENT--NET

   Property and equipment, at cost, consists of the following:

                                                                   August 31,
                                                                  -------------
                                                                   1999   1998
                                                                  ------ ------
   Machinery and equipment....................................... $4,211 $2,490
   Furniture and fixtures........................................    461    457
   Software......................................................    342    175
   Transportation equipment......................................    --      61
   Leasehold improvements........................................    563  1,031
                                                                  ------ ------
                                                                   5,577  4,214
   Less accumulated depreciation and amortization................  2,309  2,681
                                                                  ------ ------
                                                                  $3,268 $1,533
                                                                  ====== ======

                                   XCEED INC.

   Depreciation and amortization expenses related to property and equipment approximated $667, $20 and $68, for the years ended August 31, 1999, 1998 and 1997, respectively.

7. DUE FROM OFFICER

   Due from officer represents a loan to the Company's President, Chief Executive Officer and Co-Chairman. The loan bears interest at 7% and is payable in annual installments of $100, which is first applied to accrued interest with the balance applied to principal. The remaining unpaid principal and any accrued interest is payable in full in December 2016.

8. NOTES PAYABLE, BANK

   In 1999, the Company entered into a credit agreement with a bank which allowed for borrowings of up to $5,000. As of August 31, 1999, there were no amounts outstanding under this line of credit. The line expired on February 29, 2000 and is collateralized by the Company's personal property. The Company is currently negotiating with the bank for a one-year extension of such line of credit.

   Zabit is party to a credit agreement which provides for maximum borrowings equal to the lesser of (i) $950 or (ii) 85% of eligible accounts receivable. Borrowings are due on demand and bear interest at 9.25%. As of August 31, 1999, $862 was outstanding under this agreement. Of this amount, $500 was paid in February 2000, with the remainder to be repaid over six equal monthly installments through August 2000.

9. LONG-TERM DEBT

   Long-term debt consists of the following:

                                                                    August 31,
                                                                    -----------
                                                                     1999  1998
                                                                    ------ ----
Notes payable, bearing interest at 7%, payable in September
 2002(a)........................................................... $1,930 $--
Note payable, bearing interest at 10%, payable in monthly
 installments of $13 through October 2002; collateralized by
 equipment.........................................................    486  --
Note payable, bearing interest at 9.5% payable in monthly
 installments of $1 through April 2004; collateralized by
 equipment.........................................................     73  --
Capital leases, payable in monthly installments of $17, including interest, expiring from April 2001 through January 2002,
 collateralized by equipment.......................................    413  --
Other..............................................................    112   41
                                                                    ------ ----
                                                                     3,014   41
Less current portion...............................................    389   41
                                                                    ------ ----
Long-term debt, excluding current portion.......................... $2,625 $--
                                                                    ====== ====

--------
a. Payable to former Zabit shareholders in connection with acquisition (see
   Note 3). The noteholders are currently officers/employees of the Company.

                                   XCEED INC.

   Maturities of long-term debt are as follows:

                                                  Bank and  Capitalized
   Fiscal year ending August 31,                 other debt   leases    Total
   -----------------------------                 ---------- ----------- ------
   2000.........................................   $  230      $209     $  439
   2001.........................................      220       209        429
   2002.........................................      170        53        223
   2003.........................................    1,971       --       1,971
   2004.........................................       10       --          10
                                                   ------      ----     ------
     Total minimum payments.....................    2,601       471      3,072
   Less amounts representing interest ($50 in
    2000).......................................      --        (58)       (58)
                                                   ------      ----     ------
   Present value of minimum payments............   $2,601      $413     $3,014
                                                   ======      ====     ======

   Certain notes are guaranteed by corporate officers.

   Capital lease obligations are collateralized by property and equipment with a net book value of $408 at August 31, 1999.

10. INCOME TAXES

   The Company files a consolidated U.S. federal income tax return that includes all wholly-owned subsidiaries. State tax returns are filed on a consolidated or separate basis, depending on applicable laws.

   The provision (benefit) for income taxes from continuing operations is comprised of the following:

                                                            Fiscal years ended
                                                                August 31,
                                                            --------------------
                                                             1999    1998   1997
                                                            -------  -----  ----
     Current:
       Federal............................................. $(2,424) $(125) $324
       State...............................................     216    (85)  219
                                                            -------  -----  ----
                                                             (2,208)  (210)  543
                                                            -------  -----  ----
     Deferred:
       Federal.............................................    (952)   (18)  141
       State...............................................  (1,169)   (29)   22
                                                            -------  -----  ----
                                                             (2,121)   (47)  163
                                                            -------  -----  ----
                                                            $(4,329) $(257) $706
                                                            =======  =====  ====

   The Company's provision for income taxes reflects benefits from the utilization of net operating loss carryforwards of approximately $386 for the year ended August 31, 1997.

   The Company has various state net operating loss carryforwards which expire at various dates through August 31, 2019. These loss carryforwards can be used to offset future taxable income.

                                   XCEED INC.

   The net deferred tax amounts included in the financial statements consist of the following:

                                                                    August 31,
                                                                    -----------
                                                                     1999  1998
                                                                    ------ ----
   Deferred tax assets:
     Property and equipment........................................ $  109 $118
     Accrued liabilities...........................................    725  402
     Accounts receivable...........................................    508   10
     Goodwill and other assets.....................................    430  --
     Deferred revenue..............................................    184  270
     Stock compensation............................................    162   78
     State loss carryforwards......................................    522  --
     Other.........................................................      6   40
                                                                    ------ ----
       Total deferred tax assets...................................  2,646  918
                                                                    ------ ----
     Deferred tax liabilities:
     Cash basis adjustment.........................................    739  --
     Deferred salaries and commissions.............................    336  113
     Investment in subsidiary......................................    --   307
     Deferred commission...........................................     52  --
     Other.........................................................    115  --
                                                                    ------ ----
       Total deferred tax liabilities..............................  1,242  420
                                                                    ------ ----
     Net deferred income tax assets................................ $1,404 $498
                                                                    ====== ====

   The Company's effective tax rates on income (loss) from continuing operations differs from the Federal statutory rate as follows:

                                             Fiscal years ended August 31,
                                            -----------------------------------
                                               1999         1998        1997
                                            ----------   ----------   ---------
   Federal statutory rate..................      (34.0)%      (34.0)%      34.0%
   State taxes, net of federal benefit.....      (10.0)       (13.5)       17.2
   Federal income tax credits..............        --           5.3        (1.9)
   Permanent differences...................        8.8         (4.5)        1.8
   Other...................................        4.3         (2.7)        7.5
                                            ----------   ----------   ---------
                                                 (30.9)%      (49.4)%      58.6%
                                            ==========   ==========   =========

   The tax effect of excess deductions for stock-based awards, whose compensation cost recorded for tax purposes exceeds the compensation cost recorded for financial reporting purposes, is recognized as additional paid-in capital.

11. STOCKHOLDERS' EQUITY

   a. Capitalization--The Company is authorized to issue 30,000,000 shares of $0.01 par value common stock and 1,000,000 shares of $0.05 par value preferred stock. The Company's Board of Directors has the authority to issue the undesignated preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof.

                                   XCEED INC.

   b. Private placement of securities--In June 1999, the Company completed a private sale of securities to a group of accredited investors. Under the terms of the offering, the Company issued an aggregate of 976,562 shares of common stock and options to acquire an additional 976,562 shares of common stock for proceeds of $10,000. The options have an exercise price of $19.01 and are exercisable for a five year period beginning in November 1999.

   c. Stock options--

     (i) The Company adopted incentive stock option plans in various years from 1990 through 1999 which provide for the granting of options to employees, officers, directors, and others who render services to the Company. Under all of these plans, in the aggregate, options to purchase not more than 5,687,500 shares of common stock may be granted, at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value for non-qualified options. Options expire at various dates through August 2009.

     A summary of the status of the Company's various fixed stock option plans at August 31, 1999, 1998 and 1997 and changes during the years then ended is presented below:

                                                      Fiscal years ended August 31,
                             -----------------------------------------------------------------------------------
                                        1999                        1998                        1997
                             --------------------------- --------------------------- ---------------------------
                                        Weighted average            Weighted average            Weighted average
   Fixed Stock Options        Shares     exercise price   Shares     exercise price   Shares     exercise price
   -------------------       ---------  ---------------- ---------  ---------------- ---------  ----------------
   Outstanding, beginning
    of year................  3,076,625       $ 4.03      1,185,125       $1.80       1,187,125       $1.80
   Granted.................  3,901,375        15.37      2,006,000        5.20          32,500        2.00
   Exercised...............   (765,330)        3.11       (114,500)       1.53         (22,000)       2.04
   Canceled................    (23,500)        7.89            --          --          (12,500)       2.32
                             ---------       ------      ---------       -----       ---------       -----
   Outstanding, end of
    year...................  6,189,170       $11.27      3,076,625       $4.03       1,185,125       $1.80
                             =========       ======      =========       =====       =========       =====
   Options exercisable, end
    of year................  2,719,452       $ 5.12      2,036,125       $4.63       1,185,125       $1.80
                             =========       ======      =========       =====       =========       =====

     The weighted-average fair value of options granted was $5.21, $2.84 and $1.52 during the years ended August 31, 1999, 1998 and 1997.

     The following table summarizes information regarding the Company's stock options outstanding at August 31, 1999:

                           Options Outstanding                Options Exercisable
               ------------------------------------------- --------------------------
   Range of                Weighted average    Weighted                   Weighted
   exercise      Number       remaining        average       Number       average
   price       outstanding contractual life exercise price outstanding exercise price
   --------    ----------- ---------------- -------------- ----------- --------------
   $1.52 -
     $4.44...   1,351,028        2.10           $ 3.23      1,350,028      $ 3.23
   $6.00 -
     $11.50..   1,633,267        2.42             6.83      1,267,257        6.50
   $12.00 -
     $17.38..   1,144,000        4.63            14.38        102,167       12.78
   $18.00 -
     $22.37..   2,060,875        9.93            18.27            --          --

     (ii) The Company has granted options to acquire shares of common stock under certain of its employment agreements (see Note 13).

     In 1999 and 1998, the Company issued 100,000 and 200,000 options to consultants which resulted in compensation approximating $287 and $282, respectively.

                                   XCEED INC.

     (iii) The Company has elected the disclosure-only provisions of Statement of Financial Accounting Standard No. 123, Accounting for Stock-Based Compensation ("FASB 123") in accounting for its stock options. Accordingly, no compensation expense has been recognized. If the Company had recorded compensation expense for the stock options based on the fair value at the grant date of awards, consistent with the provisions of SFAS No. 123, the Company's net (loss) income and net (loss) income per share would have been modified to the following pro forma amounts:

                                                           Fiscal Years Ended
                                                               August 31,
                                                         -----------------------
                                                           1999     1998   1997
                                                         --------  ------ ------
   Net (loss) income:
     Actual............................................. $ (7,610) $1,550 $1,877
     Pro forma..........................................  (10,868)  1,188  1,871
   (Loss) income per share:
    Basic:
     Actual............................................. $   (.50) $  .20 $  .27
     Pro forma..........................................     (.71)    .15    .27
    Diluted:
     Actual............................................. $   (.50) $  .18 $  .26
     Pro forma..........................................     (.71)    .14    .25

     For the purposes of the pro forma presentation, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model. The following range of weighted average assumptions were used for grants during the fiscal years ended August 31, 1999, 1998 and 1997:

                                                      Fiscal years ended August
                                                                 31,
                                                     ---------------------------
                                                         1999       1998   1997
                                                     ------------- ------ ------
     Dividend yield.................................     0.00%     0.00%  0.00%
     Volatility..................................... 74.00%-90.00% 78.00% 78.00%
     Risk-free interest rate........................  4.94%-5.85%  5.90%  5.90%
     Expected life..................................    Various    1 year 1 year

   d. Warrants--In connection with a follow-on public offering of its securities in 1988, the Company issued Class A warrants. Each Class A warrant entitled the holder to receive one share of common stock and one Class B warrant at an exercise price of $3.00 per share. Each Class B warrant entitled the holder to purchase one share of common stock for an exercise price of $6.00 per share.

   During fiscal 1998, holders of Class A warrants exercised approximately 1,690,000 warrants prior to the extended expiration date of April 30, 1998. In February 1999, the Company redeemed all outstanding Class B warrants. Holders of Class B warrants exercised approximately 1,893,000 warrants.

   e. Common stock reserved--Common stock reserved at August 31, 1999 is as follows:

     Incentive stock option plans..................................... 5,057,170
     Non-qualified stock option plan..................................    28,125
     Key employees' options........................................... 1,220,000
     Consultant's options.............................................   150,000
                                                                       ---------
                                                                       6,455,295
                                                                       =========

                                   XCEED INC.

   f. Net (loss) income per common share and per common equivalent share--The reconciliation of (loss) income from continuing operations for the fiscal years ended August 31, 1999, 1998 and 1997 is as follows:

                                         Fiscal year ended August 31, 1999
                                         ---------------------------------------
                                           Loss         Shares      Per share
                                         ----------  ------------- -------------
   Basic loss per share................. $   (9,691)    15,219,140   $   (.64)
   Effect of diluted securities--common
    stock options and warrants..........        --             --         --
                                         ----------  -------------   --------
    Diluted loss per share.............. $   (9,691)    15,219,140   $   (.64)
                                         ==========  =============   ========

                                         Fiscal year ended August 31, 1998
                                         ---------------------------------------
                                           Loss         Shares      Per share
                                         ----------  ------------- -------------
   Basic loss per share................. $     (263)     7,755,795   $   (.03)
   Effect of diluted securities--common
    stock options and warrants..........        --             --         --
                                         ----------  -------------   --------
    Diluted loss per share.............. $     (263)     7,755,795   $   (.03)
                                         ==========  =============   ========

                                         Fiscal year ended August 31, 1997
                                         ---------------------------------------
                                          Income        Shares      Per share
                                         ----------  ------------- -------------
   Basic loss per share................. $      498      7,023,770   $    .07
   Effect of diluted securities--common
    stock options and warrants..........        --         315,855        --
                                         ----------  -------------   --------
    Diluted loss per share.............. $      498      7,339,625   $    .07
                                         ==========  =============   ========

   For the three years ended August 31, 1999, 1998 and 1997, approximately 7.1 million, 5.4 million and 2.7 million shares of stock issuable from the potential exercise of dilutive options and warrants have been excluded from the calculation of diluted earnings (loss), per share since their impact would be anti-dilutive.

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The methods and assumptions used to estimate the fair value of the following classes of financial instruments were:

     Current assets and current liabilities--The carrying amount of cash, current receivables and payables and certain other short-term financial instruments approximate their fair value.

     Long-term debt--The fair value of the Company's long-term debt, including the current portion, was estimated using a discounted cash flow analysis, based on the Company's assumed incremental borrowing rates for similar types of borrowing arrangements. The carrying amount of variable and fixed rate debt at August 31, 1999 and 1998 approximates fair value.

13. COMMITMENTS

   a. Lease commitment--The Company conducts its operations from leased space in various locations throughout the United States. These leases (classified as operating leases) expire at various dates through 2014. The Company's management expects these leases will be renewed or replaced by other leases in the normal course of business.

                                   XCEED INC.

   At August 31, 1999, future net minimum rental payments under operating leases having initial or remaining non-cancelable terms in excess of one year are as follows:

     Fiscal year ending August 31,
     -----------------------------
     2000............................................................... $1,551
     2001............................................................... $1,403
     2002............................................................... $1,249
     2003............................................................... $1,062
     2004............................................................... $  984
     Thereafter......................................................... $4,062

   Rental expenses approximated $1,900, $860 and $870 for the fiscal years ended August 31, 1999, 1998 and 1997, respectively.

   The Company recognizes rent expenses on its leases on a straight-line basis. The excess of rent expenses on a straight-line basis over the rental payments made is recorded as an accrued liability.

   In October 1999, the Company entered into a 15 year lease agreement for an operating facility in New York. The agreement provides for monthly rental payments ranging from $111 to $135. The Company was required to provide a security deposit of $1,300 in the form of a letter of credit, collateralized by cash.

   b. Employment agreements--The Company is party to employment and consulting agreements with officers/consultants which provide for minimum annual salaries. Certain agreements provide for incentive bonuses based upon divisional profitability and also include a one-time compensation payment of three times the current annual compensation in the event of a change in corporate control, as defined.

   On August 30, 1999, options to acquire approximately 2,034,000 shares of common stock at an exercise price of $18.25 were granted under 10 of the agreements. Certain of the options become exercisable only if specified financial goals are attained.

   Options to acquire 1,000,000 shares of common stock at $6.00 per share and 300,000 shares of common stock at $17.38 per share were granted to an employee under one of the agreements.

   The aggregate minimum commitment under employment agreements are as follows:

     Fiscal year ending August 31,
     -----------------------------
     2000............................................................... $3,998
     2001............................................................... $3,595
     2002............................................................... $1,049
     2003............................................................... $  250
     2004............................................................... $  250

   c. Consulting agreement--The Company is party to a consulting agreement with an investment banker. The agreement provides for a base quarterly fee of $25. The agreement also provides for additional remuneration in the event that the investment banker participates in arranging a merger or acquisition.

   d. Retirement Plans--The Company maintains retirement plans which are salary deferral plans under Section 401(k) of the Internal Revenue Code. Participation in the plans is voluntary, and any participant may elect to contribute up to 15% of his or her earnings. The Company generally matches 10% of the first 6% of the employee's contribution. The Company's contribution approximated $25, $17 and $14 for the fiscal years ended August 31, 1999, 1998 and 1997, respectively.

                                   XCEED INC.

   e. Litigation--The Company is involved in various lawsuits and claims incidental to its business. In the opinion of the Company's management, the ultimate liabilities, if any, resulting from such lawsuits and claims, will not materially affect the financial position or results of operations of the Company.

14. SUPPLEMENTAL CASH FLOW INFORMATION

                                                           Fiscal years ended
                                                               August 31,
                                                          ---------------------
                                                           1999    1998   1997
                                                          ------- ------ ------
   Supplemental disclosures:
     Cash paid for interest.............................. $   483 $   13 $   81
                                                          ======= ====== ======
     Cash paid for income taxes.......................... $   207 $1,719 $1,384
                                                          ======= ====== ======
   Non-cash financing and investing activities:
     Common stock issued for acquisitions................ $27,707 $6,250 $  --
                                                          ======= ====== ======
     Stock-based compensation............................ $   420 $  150 $  --
                                                          ======= ====== ======

15. SUBSEQUENT EVENTS (Unaudited)

   Acquisitions--

   Subsequent to August 31, 1999, the Company has acquired seven companies engaged in operations such as Internet consulting, interactive marketing and e-commerce development strategies, custom software design, systems administration and strategic consulting for mergers and acquisitions, process management and large systems implementation for an aggregate purchase price of $120,227, consisting of $17,650 of cash and 2,842,891 shares of the Company's common stock valued at $102,577. The Company will account for these acquisitions under the purchase method of accounting. These acquisitions are summarized below using management's estimates and preliminary evaluation. The actual purchase price accounting adjustments to reflect the fair value of the net assets will be based on management's final evaluation, therefore, the information below is subject to change pending the final allocation of purchase price.

   On October 21, 1999, the Company completed the acquisition, by way of merger, of 5th Floor Interactive, LLC, a New York-based privately held company which engaged in interactive development. The consideration for the acquisition consisted of 84,616 shares of the Company's common stock having a market value of $1,650 and cash of $200.

   On November 2, 1999, the Company completed the acquisition, by way of merger, of Distributed Systems Solutions, Inc., a Phoenix-based privately held company that provided systems integration services. The consideration for the acquisition consisted of 248,523 shares of the Company's common stock having a market value of $5,000 and cash of $4,500.

   On November 8, 1999, the Company completed the acquisition, by way of merger, of Catalyst Consulting Services, Inc., a Phoenix-based privately held company which provided change management and business transformation services. The consideration for the acquisition consisted of 68,320 shares of the Company's common stock having a market value of $1,550.

   On January 21, 2000, the Company completed the acquisition, by asset purchase, of Big Theory, LLC. a privately held company that provided interactive development and systems integration services. The consideration for the acquisition consisted of 335,613 shares of the Company's common stock having an approximate market value of $12,377 and three cash installments aggregating $4,000.

                                   XCEED INC.

   On February 6, 2000, the Company completed the acquisition, by way of merger, of Sterling Carteret, Inc., a Colorado Springs privately held company which provided back end enterprise solutions. The consideration for the acquisition consisted of 187,920 shares of the Company's common stock having a market value of $7,000 and cash of $2,950.

   On February 10, 2000, the Company completed the acquisition, by way of merger, of methodfive, inc., a New York-based privately held company engaged in interactive development. The consideration consisted of 1,797,094 shares of the Company's common stock equal to $70,500 and cash of $4,500.

   On February 25, 2000, the Company completed the acquisition of Pulse Interactive, B.V., a privately held company based in Amsterdam. Pulse Interactive engages in interactive development. Consideration consisted of 120,805 shares of the Company's common stock having a market value of $4,500 and cash of $1,500.

   Certain of these agreements provided for payment of additional consideration in the event certain specific performance criteria are met. Furthermore, in certain of the foregoing transactions, the Company entered into employment agreements with certain key personnel of the acquired companies.

  Cumulative Redeemable Convertible Preferred Stock--

   In January 2000, the Company sold 30,000 shares of Series A cumulative redeemable convertible preferred stock (the "Series A Preferred Stock") to a group of investors. The net proceeds to the Company were approximately $29,000.

   Each share of Series A Preferred Stock is convertible, at the option of the holder at any time, into 28 shares of common stock, subject to certain limitations, at a conversion price per share of not less than $25 or greater than $36. In accordance with Emerging Issues Task Force Consensus No. 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features," the Company recorded $6,466 of the net proceeds of its sale of Series A Preferred Stock as a dividend in order to recognize the immediate beneficial conversion feature resulting from the difference between the fair value of its common stock as of the date of agreement and the maximum conversion price of $36.

   In connection with the issuance, the Company also issued warrants to purchase 183,273 shares of common stock at an exercise price of $50.10 per share. The warrants expire on January 13, 2005. Utilizing the Black-Scholes option pricing model and relative value method, a value of $4,286 of the net proceeds was allocated to common stock warrants in order to recognize the fair value of the warrants at the time of issuance.

   Since the Series A Preferred Stock is convertible at the option of the holder at any time, the amount that has been ascribed to the warrants has been reflected as a deemed dividend so that the Series A Preferred Stock can be carried at its redemption value of $30,000.

   The Series A Preferred Stock has a cumulative annual dividend of 4.0% per annum and is payable quarterly at the option of the Company in cash or by increasing the aggregate value of the Series A Preferred Stock. The Series A Preferred Stock has senior preference and priority as to the dividend as well as distributions and payments upon the liquidation, dissolution, or winding up of affairs before any payment to other shareholders of the Company.

   A holder may request that the Company redeem such holder's Series A Preferred Stock upon the consummation of certain transactions set forth in the Company's Certificate of Designation, Preferences and Rights of Series A Preferred Stock (the "Certificate of Designation"). In the event of such a redemption, the Company is to pay 120% of the aggregate value of the Series A Preferred Stock on the date of consummation

                                   XCEED INC.

of the transaction. If certain events in the Certificate of Designation are triggered, the Company is to redeem the Series A Preferred Stock at a price equal to 125% of the aggregate value of the Series A Preferred Stock on the date of the triggering event. In addition, the Company has the option, at any time, to redeem the Series A Preferred Stock at a price equal to 110% of the aggregate value of such stock plus 1% of the aggregate value of the Series A Preferred Stock since the date of the issuance of such stock, up to a maximum of 140% of the aggregate value of the Series A Preferred Stock and any accumulated, but unpaid dividends on the Series A Preferred Stock being redeemed.

   The Series A Preferred Stock matures in January 2005 at which time all shares of Series A Preferred Stock will be automatically converted into the Company's common stock.

                          XCEED INC. AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                (In thousands, except share and per share data)

                                                   May 31, 2000 August 31, 1999
                                                   ------------ ---------------
                                                   (Unaudited)
                      ASSETS
                      ------
Current Assets:
  Cash and cash equivalents.......................   $ 28,320       $19,754
  Investment in marketable securities.............        755           367
  Accounts receivable, net of allowance for
   doubtful accounts of $1,597 and $1,190,
   respectively...................................     23,645         9,868
  Income tax refund receivable....................      2,437         2,437
  Program costs and earnings in excess of customer
   billings.......................................      6,626         3,735
  Prepaid expenses and other current assets.......      1,576           470
  Deferred income taxes...........................        358           358
  Net assets related to discontinued operations...        --          2,999
                                                     --------       -------
    Total current assets..........................     63,717        39,988
Property and equipment, net.......................     19,836         3,268
Intangible assets, net............................    157,619        42,999
Deferred income taxes.............................      5,668         1,046
Other assets......................................      6,955         4,634
                                                     --------       -------
  Total assets....................................   $253,795       $91,935
                                                     ========       =======
       LIABILITIES AND STOCKHOLDERS' EQUITY
       ------------------------------------
Current Liabilities:
  Notes payable, bank.............................   $    181       $   862
  Accounts payable and accrued expenses...........     13,028         9,199
  Current portion of long-term debt...............        280           389
  Notes payable, other............................      2,000           --
  Customer billings in excess of program costs....      7,023         3,538
  Net liabilities related to discontinued
   operations.....................................        326           --
                                                     --------       -------
    Total current liabilities.....................     22,838        13,988
                                                     --------       -------
Long-term debt....................................      1,266         2,625
Accrued lease obligations.........................        875           875
Deferred revenues.................................        --            296
                                                     --------       -------
  Total liabilities...............................     24,979        17,784
                                                     --------       -------
Cumulative redeemable convertible preferred stock
 and dividends:
  Series A 4%, $.05 par value; authorized 30,000
   shares; 30,000 issued and outstanding..........     30,450           --
                                                     --------       -------
Stockholders' Equity:
  Common stock, $.01 par value, authorized
   100,000,000 shares; 23,759,104 and 17,732,554
   shares issued and outstanding, respectively....        238           177
  Preferred stock, $.05 par value; authorized
   1,000,000 shares; -0- issued and outstanding...        --            --
  Common stock warrants...........................     12,087           --
  Accumulated other comprehensive income..........        (85)          (20)
  Additional paid-in capital......................    224,744        78,258
  Unearned compensation...........................        --           (225)
  Treasury stock, 15,000 shares, respectively.....        (71)          (71)
  Accumulated deficit.............................    (38,547)       (3,968)
  Total stockholders' equity......................    198,366        74,151
                                                     --------       -------
    Total liabilities and stockholders' equity....   $253,795       $91,935
                                                     ========       =======

           See notes to condensed consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)
                                  (Unaudited)

                                Nine Months Ended        Three Months Ended
                                     May 31,                   May 31,
                             ------------------------  ------------------------
                                2000         1999         2000         1999
                             -----------  -----------  -----------  -----------
Revenues, net..............  $    74,701  $    43,555  $    33,663  $    19,306
                             -----------  -----------  -----------  -----------
Cost and expenses:
Cost of revenues...........       55,652       31,785       25,079       13,461
Selling, general and
 administrative............       32,463       13,516       13,236        6,912
Research and development...           34          447           24          245
Depreciation and
 amortization..............       11,773        4,643        6,466        1,571
                             -----------  -----------  -----------  -----------
                                  99,922       50,391       44,805       22,189
                             -----------  -----------  -----------  -----------
Operating loss.............      (25,221)      (6,836)     (11,142)      (2,883)
                             -----------  -----------  -----------  -----------
Other income (expense):
Interest and dividend
 income....................          554          246          192           27
Interest expense...........         (231)        (393)        (108)         (68)
Gain on sale of investment
 in marketable securities..          159          --            48            6
Other......................        2,059          (35)       2,105            7
                             -----------  -----------  -----------  -----------
                                   2,541         (182)       2,237          (28)
                             -----------  -----------  -----------  -----------
Loss before income taxes...      (22,680)      (7,018)      (8,905)      (2,911)
Income tax benefit.........       (5,728)      (1,758)      (1,601)        (653)
                             -----------  -----------  -----------  -----------
Loss from continuing
 operations................      (16,952)      (5,260)      (7,304)      (2,258)
                             -----------  -----------  -----------  -----------
Discontinued operations:
Income from operations, net
 of tax provision of $855,
 $1,009, $103 and $481,
 respectively..............        1,116        1,363          121          639
Gain (loss) on sale of
 discontinued operations,
 net of tax provision
 (benefit) of $174, $--,
 $(230) and
 $--, respectively.........          260          --          (345)         --
                             -----------  -----------  -----------  -----------
Income (loss) from
 discontinued operations...        1,376        1,363         (224)         639
                             -----------  -----------  -----------  -----------
Net loss...................      (15,576)      (3,897)      (7,528)      (1,619)
Preferred stock dividends..       19,003          --         8,100          --
                             -----------  -----------  -----------  -----------
Net loss applicable to
 common shareholders.......  $   (34,579) $    (3,897) $   (15,628) $    (1,619)
                             ===========  ===========  ===========  ===========
Net loss per share
 applicable to common
 shareholders
  --basic and diluted
  Loss from continuing
   operations..............  $     (1.81) $     (0.36) $     (0.70) $     (0.14)
  Income from discontinued
   operations..............         0.06         0.09         0.01         0.04
  Gain (loss) on sale of
   discontinued
   operations..............         0.01          --         (0.02)         --
                             -----------  -----------  -----------  -----------
Net loss...................  $     (1.74) $     (0.27) $     (0.71) $     (0.10)
                             -----------  -----------  -----------  -----------
Weighted average number of
 Shares outstanding........   19,846,079   14,466,202   22,009,827   16,136,296
                             ===========  ===========  ===========  ===========

           See notes to condensed consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                  (Unaudited)

                                                               Nine Months
                                                              Ended May 31,
                                                             -----------------
                                                               2000     1999
                                                             --------  -------
Cash flows from operating activities:
 Net loss................................................... $(15,576) $(3,897)
 Adjustments to reconcile net loss to net cash (used in)
  provided by operating activities:
  Gain on sale of marketable securities.....................     (159)     (11)
  Depreciation and amortization.............................   11,705    4,716
  Provision for doubtful accounts...........................    1,207      350
  Equity gain on investment.................................      --       (28)
  Non-cash compensation.....................................      436
  Deferred income taxes.....................................   (4,578)    (550)
  Changes in operating assets and liabilities:
  (Increase) decrease in assets:
  Accounts receivable.......................................   (9,705)  (5,578)
  Inventories...............................................    1,136     (120)
  Program costs and earnings in excess of customer
   billings.................................................   (2,682)     686
  Prepaid expenses and other current assets.................     (755)    (175)
  Other assets..............................................   (1,700)     208
 Increase (decrease) in liabilities:
  Accounts payable and accrued expenses.....................    1,093    2,490
  Income taxes payable......................................      --      (219)
  Customer billings in excess of program costs and
   earnings.................................................    3,485    3,722
  Deferred revenue..........................................     (557)    (114)
                                                             --------  -------
    Net cash (used in) provided by operating activities.....  (16,650)   1,480
                                                             --------  -------
Cash flows from investing activities:
 Investment in marketable securities........................     (930)    (548)
 Proceeds from sale of marketable securities................      972      359
 Cash allocated to discontinued operations..................     (349)     --
 Business acquisitions, net of cash acquired................  (12,780)  (5,261)
 Proceeds from sale of fixed assets.........................      650      --
 Acquisition of property and equipment......................  (16,299)  (1,556)
                                                             --------  -------
    Net cash used in investing activities...................  (28,736)  (7,006)
                                                             --------  -------
Cash flows from financing activities:
 Principal payments of long-term debt.......................   (1,105)  (4,854)
 Repayment of notes payable.................................   (2,930)     --
 Proceeds from long-term debt...............................      --       614
 Deferred offering costs....................................   (2,894)     --
 Net proceeds from issuance of redeemable preferred stock...   29,000      --
 Net proceeds from private placement........................   24,750      --
 Proceeds from exercise of warrants and options.............    7,131   19,269
                                                             --------  -------
    Net cash provided by financing activities...............   53,952   15,029
                                                             --------  -------
Net increase in cash and cash equivalents...................    8,566    9,503
Cash and cash equivalents,
 Beginning of period........................................   19,754   13,789
                                                             --------  -------
Cash and cash equivalents,
 End of period.............................................. $ 28,320  $23,292
                                                             ========  =======

           See notes to condensed consolidated financial statements.

                          XCEED INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  May 31, 2000
                                  (Unaudited)
                (In thousands, except share and per share data)

1. BASIS OF QUARTERLY PRESENTATION

   The accompanying quarterly financial statements have been prepared in conformity with generally accepted accounting principles.

   The financial statements of the Company included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission and, in the opinion of management, reflect all adjustments (consisting of normal and recurring adjustments) which are necessary to present fairly the results for the period ended May 31, 2000.

   Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading. This report should be read in conjunction with the financial statements and footnotes therein included in the audited annual report on Form 10-K/A as of August 31, 1999.

2. PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Upon consolidation, intercompany accounts and transactions are eliminated.

3. SUPPLEMENTARY INFORMATION--STATEMENTS OF CASH FLOW

                                                                 Nine Months
                                                                Ended May 31,
                                                               ----------------
                                                                 2000    1999
                                                               -------- -------
   Interest paid.............................................. $    231 $   396
                                                               ======== =======
   Income taxes paid.......................................... $    133 $   413
                                                               ======== =======
   None-Cash Financing and Investment Activities:
   Common stock issued in connection with acquisitions........ $103,280 $26,120
   Non-cash compensation...................................... $    436 $   --

   During the nine months ended May 31, 2000, the Company's acquisition of property and equipment approximating $879 was financed through long-term debt.

4. DISCONTINUED OPERATIONS

   In January 2000, the Company completed the sale of its Water-Jel division for $4.0 million in cash to an unrelated company. The selling price is subject to certain adjustments, which in the opinion of the Company's management, should not have a significant impact on the Company's financial condition or results of operations. As a result, the Company recorded a gain net of expenses of $0.4 million during the nine months ended May 31, 2000.

   In January 2000, the Company's Board of Directors approved a plan to sell its Journeycorp division. Accordingly, the operating results of Journeycorp for the quarter and year ended May 31, 2000 and August 31, 1999, respectively, have been segregated from continuing operations and reported with the Water-Jel results as a separate line item in the statement of operations.

                                   XCEED INC.

   The Company has restated its prior financial statements to present the operating results of its Water-Jel and Journeycorp divisions as discontinued operations. Net assets (liabilities) to be disposed of, at their book value, have been separately classified in the accompanying balance sheets at August 31, 1999 and May 31, 2000.

   Summarized financial information for the Water-Jel and Journeycorp divisions as discontinued operations for the nine months ended May 31, 2000 and 1999 is as follows:

                                                                  Nine Months
                                                                 Ended May 31,
                                                                ---------------
                                                                 2000    1999
                                                                ------- -------
   Revenues.................................................... $10,610 $12,135
   Income from discontinued operations, before tax provision... $ 1,971 $ 2,372
   Income from discontinued operations, net of tax provision... $ 1,116 $ 1,363

5. BASIC AND DILUTED NET INCOME PER COMMON SHARE

   Basic net income per common share is based on the weighted average number of shares of common stock outstanding during each year. Diluted net income per common share is based on the weighted average number of shares of common stock outstanding during each year, adjusted for the dilutive effect of potentially issuable shares of common stock arising from the assumed exercise of stock options and warrants and conversion of outstanding Series A Cumulative Convertible Preferred Stock. Basic loss per common share was computed by dividing net loss less preferred stock dividends by the average number of shares of common stock outstanding. Diluted loss per common share does not give effect to the impact of options, warrants and conversion of preferred shares because their effect is anti-dilutive for all periods presented.

6. INCOME TAXES

   Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

7. RECLASSIFICATIONS

   Certain reclassifications have been made to the financial statements for the nine months ended May 31, 1999 to conform with the classifications used in 2000.

8. BUSINESS COMBINATIONS

   During the nine months ended May 31, 2000, the Company completed the acquisitions of seven internet professional services firms in various transactions accounted for as purchase business combinations. The aggregate purchase price of these acquisitions was approximately $127,775, including 3,218,640 shares of common stock issued/issuable (having an approximate value of $110,075) and cash of $17,700. Certain of the agreements provide for additional consideration in the event certain specific performance criteria are met.

   The acquisition prices were preliminarily allocated, on an entity-by-entity basis, to the assets acquired, including tangible and intangible assets and liabilities assumed based upon the fair values of such assets and liabilities on the dates of the acquisitions. The historical carrying amounts of the tangible assets and liabilities approximated their fair values on the dates of acquisitions. Approximately $122,124 of the aggregate purchase price was allocated to goodwill and will be amortized over its estimated useful life of seven years.

                                   XCEED INC.

   The acquisitions described above were recorded using management's estimates and preliminary evaluation. The actual purchase price accounting adjustments to reflect the fair value of net assets will be based on management's final evaluation, therefore, the information above is subject to change pending the final allocation of purchase price.

9. STOCKHOLDERS' EQUITY

   a. Common Stock--In April 2000, the Company sold 2,000,000 shares of common stock in a private transaction, at a price equal to the closing transaction price as quoted by NASDAQ. The net proceeds to the Company were $24,750.

   b. Series A Cumulative Convertible Preferred Stock--In January 2000, the Company sold 30,000 shares of Series A Cumulative Convertible Preferred Stock to a group of investors. The net proceeds to the Company were approximately $29,000.

   Each share of Series A Preferred Stock is convertible, by the holder and in certain instances by the Company, into shares of the Company's common stock, subject to certain limitations, at a conversion price per share of not greater than $36, subject to adjustments as set forth in the Certificate of Designation, Preferences and Rights of the Series A Cumulative Convertible Preferred Stock, which the Company filed with the Securities and Exchange Commission as an exhibit to Form 8-K on January 20, 2000. The Series A Preferred Stock is also redeemable by the Company and, in certain instances, by the holder, subject to certain limitations as set forth in the Certificate of Designation, Preferences and Rights. In accordance with Emerging Issues Task Force Consensus No. 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features," the Company recorded $6,466 of net proceeds of its sale of Series A Preferred Stock as a dividend in order to recognize the immediate beneficial conversion feature resulting from the difference between the fair value of its common stock as of the date of agreement and the maximum conversion price of $36.

   In connection with the issuance, the Company also issued warrants to purchase 183,273 shares of common stock at an exercise price of $50.10 per share. The warrants expire on January 13, 2005. Utilizing the Black-Scholes option pricing model and relative value method, a value of $4,286 of the net proceeds was allocated to common stock warrants in order to recognize the fair value of the warrants at the time of issuance.

   Since the Series A Preferred Stock is convertible at the option of the holder at any time, the amount that has been ascribed to the warrants has been reflected as a deemed dividend so that the Series A Preferred Stock can be carried at its redemption value of $30,000.

   The Series A Preferred Stock has a cumulative annual dividend of 4.0% per annum and is payable quarterly at the option of the Company in cash or by increasing the aggregate value of the Series A Preferred Stock. The Series A Preferred Stock has senior preference and priority as to the dividend as well as distribution and payments upon the liquidation, dissolution, or winding up of affairs before any payment to other shareholders of the Company. As of May 31, 2000 $450 has been accrued for such dividends. In June 2000, the Company elected to satisfy the dividends due by increasing the aggregate value of the Series A Preferred Stock. Accordingly, the accrued dividends at May 31, 2000 have been included in the Cumulative Redeemable Convertible Preferred Stock balance in the accompanying balance sheet.

   In April 2000, the Company issued warrants to purchase an additional 1,350,000 shares of the Company's common stock to the holders of the Series A Preferred Stock in exchange for a waiver of their rights under certain provisions of the Subscription Agreement, Registration Rights Agreement and Certificate of Designation, Preferences and rights, each dated January 13, 2000. As a result of the issuance of these additional

                                   XCEED INC.

warrants in April 2000, an additional dividend of approximately $7,800, calculated under the Black-Scholes pricing model was recorded in the third quarter of fiscal 2000.

   c. Stock Options--On April 17, 2000, management announced a Company-wide stock option grant to all employees who had stock options vested or vesting by December 31, 2000. Any employee who held such options, which also had a strike price equal to or above $7.00 were granted additional options in an amount equal to the options already held and which were expected to fully vest by December 31, 2000.

   The terms of the new options provide for an exercise price of $7.50 and allow the employee to exercise the options on or after January 1, 2001. The Company granted approximately 1,700,000 options in connection with this grant.

10. GAIN ON SALE OF CHANNEL SEVEN

   In March 2000, the Company recognized a gain of $2,000 on the sale of its Channel Seven Internet Magazine, which was included in other income.

11. SUBSEQUENT EVENT

   In June 2000, the Company's Board of Directors approved a plan to sell its Performance Group line of business.

                                                                       Exhibit A

                                   XCEED INC.
                              AMENDED AND RESTATED
                          MILLENNIUM STOCK OPTION PLAN

                                   ARTICLE I

                           Establishment and Purpose

   Section 1.1. Xceed Inc., a Delaware corporation (the "Company"), hereby establishes a stock option plan to be named the Amended and Restated Millennium Stock Option Plan (the "Plan").

   Section 1.2. The purpose of this Plan is to induce persons to whom the Company determines to extend offers of employment to agree to become employees of the Company (or any of its subsidiaries), to offer incentives to new and existing employees, officers, directors and consultants to contribute to the Company's progress, and to encourage said persons to promote the best interests of the Company. This Plan provides for the grant to such persons options to purchase shares of common stock of the Company, par value $.01 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which may not be so qualified ("Non-Qualified Options"). Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require. Persons granted Options hereunder may be referred to hereinafter as the "Optionees."

   Section 1.3. All Options granted on or after the date that this Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this Plan unless the terms of any such Option specifically indicate that it is not to be so governed.

   Section 1.4. Any Option granted hereunder which is intended to qualify as an Incentive Option which, for any reason whatsoever, fails to so qualify, shall be deemed to be a Non-Qualified Option granted hereunder.

   Section 1.5. Prior to the approval and ratification of this Plan by the stockholders of the Company, only new employees shall be granted Options under this Plan.

                                   ARTICLE II

                                 Administration

   Section 2.1. All determinations hereunder concerning the selection of persons eligible to receive awards under this Plan and determinations with respect to the timing, pricing and amount of an award hereunder (other than pursuant to a non-discretionary formula hereinafter set forth, shall be made by an administrator (the "Administrator")). The Administrator shall be either: (a) the Board of Directors, or (b) in the discretion of the Board of Directors, a committee of not less than two members of the Board of Directors (the "Committee"), each of whom is both (i) a "Non-Employee" Director as such term is defined in Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "Outside Director" as such term is defined in Section 162(m) of the Code and the regulations thereunder. In the event this Plan is administered by the Committee, the Committee shall select one of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee. Only the Committee may grant Options to employees who are covered under Section 162(m) of the Code.

   Section 2.2. The provisions hereof relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification. Any agreement relating to the grant of any Incentive Option hereunder, which Option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to the Optionee. Any agreement relating to an Incentive Option granted hereunder shall provide that the Optionee hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

   Section 2.3. If any provision of this Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted hereunder from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

   Section 2.4. The Company shall grant Options hereunder in accordance with determinations made by the Administrator pursuant to the provisions hereof. All Options granted pursuant hereto shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this Plan and take such action in the administration of this Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), the terms and provisions of the respective agreements relating to the grant of Options (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction of any provision of this Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

   Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this Plan or the Options granted hereunder. Members of the Board of Directors and/or the Committee, as the Administrator, shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this Plan.

                                  ARTICLE III

                     Total Number of Shares to be Optioned

   Section 3.1. There shall be reserved for issuance or transfer upon exercise of the Options granted from time to time hereunder an aggregate of 9,000,000 shares of Common Stock (subject to adjustment as provided in Article VIII hereof). The shares of Common Stock issued upon exercise of any Option granted hereunder may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine. No employee may be issued more than 1,000,000 shares pursuant to Options granted hereunder during the term of the Plan.

   Section 3.2. In the event that any Options outstanding under this Plan for any reason expire or are terminated without having been exercised in full, the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer hereunder.

   Section 3.3. No Options shall be granted pursuant hereto to any Optionee after the tenth anniversary of the earlier of: (a) the date that this Plan is adopted by the Board of Directors, or (b) the date that this Plan is approved by the stockholders of the Company.

                                   ARTICLE IV

                                  Eligibility

   Section 4.1. Options may be granted hereunder to employees, officers, directors and consultants of the Company (or any of its subsidiaries) selected by the Administrator. For purposes of determining who is an employee with respect to eligibility hereunder, the provisions of Section 422 of the Code shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Plan.

   Section 4.2. The Administrator shall (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option shall be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant by the Administrator in accomplishing the purpose of this Plan.

                                   ARTICLE V

                        Terms and Conditions of Options

   Section 5.1. Each Option granted under this Plan shall be evidenced by a stock option agreement (the "Option Agreement") in a form consistent with this Plan, provided that the following terms and conditions shall apply:

     (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Option Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted hereunder to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

     (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Optionee, the Company and its officers, directors, employees and consultants. The determination of the "fair market value" shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the Common Stock in arms-length transactions;
  (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market

  System, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of the Common Stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for the Common Stock on that day or on the date nearest preceding that day; or (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the Common Stock was not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the "fair market value" of the Common Stock as it shall deem appropriate.

     (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee shall be considered to own those shares of stock which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of capital stock of the Company.

     (d) Notwithstanding any other provision hereof, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate "fair market value" (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company (and its subsidiary corporations and its parent, if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

     (e) An Optionee may, in the Administrator's discretion, be granted more than one Option during the duration of this Plan and may be issued a combination of Non-Qualified Options and Incentive Options.

     (f) The duration of any Option shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

     (g) An Option shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

     (h) At least six (6) months shall elapse from the date on which an Option is granted to an officer, director, or beneficial owner of more than ten percent (10%) of the outstanding shares of Common Stock of the Company under this Plan by the Administrator to the date on which any share of Common Stock underlying such Option is sold, unless the Administrator otherwise consents in writing.

                                   ARTICLE VI

                       Employment or Service of Optionee

   Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Option shall terminate immediately, subject to the provisions of any employment agreement between the Company (or any subsidiary) and an Optionee which, by its terms, provides otherwise. In the event that an employee who is an Optionee hereunder has entered into a written employment agreement with the Company (or a subsidiary), "cause" shall have the meaning attributed thereto in such employment agreement; otherwise, "cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

   Section 6.2. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, if the employment or service of an Optionee is terminated by either the Optionee or the Company for any reason other than cause, death, or for disability (as defined in Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination.

   Section 6.3. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, in the case of an Optionee who becomes disabled (as defined by Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination.

   Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of death. If a person or estate acquires the right to exercise an Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

   Section 6.5. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

   Section 6.6. Options granted hereunder shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

   Section 6.7. Nothing contained in this Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                  ARTICLE VII

                               Purchase of Shares

   Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which an Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to subsequently exercise his or her Option from time to time, in accordance with this Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price payable upon exercise of an Option shall be in United States dollars and shall be payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her having an aggregate fair market value at least equal to the aggregate purchase price. The "fair market value" of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

   Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an employee of the Company at the time of exercise.

   Section 7.3. No Optionee or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until such Option has been exercised and a stock certificate or certificates for the shares of Common Stock purchased by the Optionee are issued to the Optionee in accordance with the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that any such stock certificate is issued, except as provided in Article VIII hereof.

   Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options; (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options; or (iii) any other consent or approval required by applicable law, rule or regulation is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for issuance and/or exercise.

   Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this Plan that: (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act of 1934, or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this Plan and the subject Option.

   Section 7.6. An Option may be exercised by tender to the Administrator of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.

                                  ARTICLE VIII

                   Change in Number of Outstanding Shares of
                   Stock, Adjustments, Reorganizations, Etc.

   Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

   Section 8.2. The grant of an Option hereunder shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

   Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                   ARTICLE IX

                      Duration, Amendment and Termination

   Section 9.1. The Board of Directors may at any time terminate this Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law, rule or regulation; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to (S) 422(b) of the Code, no Incentive Option may be granted pursuant to this Plan after ten years from the date this Plan is adopted or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

                                   ARTICLE X

                                  Restrictions

   Section 10.1. Any Options and shares of Common Stock issued pursuant hereto shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Option Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting the grant of an Option pursuant hereto, each Optionee shall agree to any such restrictions.

   Section 10.2. Any certificate evidencing shares of Common Stock issued pursuant to exercise of an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No certificate evidencing shares of Common Stock shall be delivered pursuant to exercise of the Options granted under this Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI

                              Financial Assistance

   Section 11.1 The Company is vested with the authority hereunder to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable upon exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                  ARTICLE XII

                              Application of Funds

   Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII

                             Effectiveness of Plan

   Section 13.1 This Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this Plan shall remain in force; provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

   IN WITNESS WHEREOF, pursuant to the approval of this Plan by the Board of Directors, this Plan is executed and adopted this 13th day of January, 2000.

                                          XCEED INC.

                                                    /s/ Werner G. Haase
                                          By: _________________________________
                                                     Werner G. Haase,
                                                  Chief Executive Officer

                                                                       Exhibit B

                             SUBSCRIPTION AGREEMENT

   This SUBSCRIPTION AGREEMENT (the "Agreement"), dated as January 13, 2000, has been executed by the undersigned (individually, a "Subscriber" and collectively, the "Subscribers") in connection with the offer and sale (the "Offering") of (i) up to 30,000 shares of Series A Cumulative Convertible Preferred Stock, par value $0.05 per share (the "Preferred Stock"), of Xceed, Inc., a Delaware corporation (the "Company"), for a purchase price of $1,000 per share, convertible into shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), and possessing such other rights and preferences as are set forth in the Certificate of Designation, Preferences and Rights of the Preferred Stock, attached hereto as EXHIBIT A and filed with Secretary of State of the State of Delaware on or prior to the date hereof (the "Certificate"), and (ii) warrants (the "Warrants") to purchase an aggregate of 183,273 shares of Common Stock substantially in the form attached hereto as EXHIBIT B. The solicitation of this Agreement and, if accepted by the Company, the offer and sale of the Preferred Stock and the Warrants, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "SEC") under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares of Common Stock issuable upon conversion of the Preferred Stock (the "Underlying Common Shares") and the shares of Common Stock issuable upon exercise of the Warrants (the "Underlying Warrant Shares") are sometimes referred to in this Agreement as the "Underlying Shares."

   Upon the terms and subject to the conditions set forth herein, the Subscribers hereby, severally but not jointly, agree to purchase, and the Company hereby agrees to issue and sell, up to 30,000 shares of Preferred Stock and the Warrants at the aggregate purchase price set forth in Section 14 in the name, number of shares of Preferred Stock and the Warrants set forth opposite the name of each Subscriber on Schedule I attached hereto. In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bound hereby, the Company and the Subscribers hereby agree as follows:

1. Agreement to Subscribe

   1.1 Purchase and Sale of Preferred Stock and Warrants. On the basis of the representations and warranties contained in this Agreement and subject to the terms and conditions hereinafter set forth, the Company shall issue and sell to each Subscriber and each Subscriber hereby subscribes for and shall purchase the specified number of shares of Preferred Stock and the specified number of Warrants set forth opposite the name of such Subscriber on Schedule I attached hereto for an aggregate purchase price of $1,000 for each share of Preferred Stock and related Warrants. The closing of the purchase of the shares of Preferred Stock and Warrants (the "Closing") shall occur on January 13, 2000 or such other date as may be agreed to in writing by the Company and the Subscribers (the "Closing Date"); provided that: (a) the aggregate purchase price for the subscriptions evidenced hereby shall have been delivered by the Subscribers to the Company or as otherwise agreed between the parties (in immediately available funds via a wire transfer pursuant to instructions previously delivered for such purpose); (b) the shares of Preferred Stock and the Warrants subscribed for hereby shall have been issued and delivered by the Company to the Subscribers or as otherwise agreed between the parties; and (c) all other conditions precedent to the obligations of the Subscribers and the Company to the Closing set forth herein shall have been satisfied or waived in writing.

   1.2 Conditions Precedent to the Obligation of the Company at Closing. The obligation of the Company hereunder to issue and sell the shares of Preferred Stock to each Subscriber is subject to the satisfaction at or before the Closing of each of the conditions set forth below. Each of these conditions are for the Company's sole benefit and may be waived in writing by the Company with respect to any or all Subscribers at any time in its sole discretion.

     (a) Accuracy of the Subscribers' Representations and Warranties. The representations and warranties of each Subscriber shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each time.

     (b) Performance by the Subscribers. Each Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement or any other Transaction Documents (as defined in Section 1.3(j) hereof) to be performed, satisfied or complied with by such Subscriber at or prior to the Closing.

     (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement and the other Transaction Documents, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby and thereby.

     (d) Legal Investment. At the time of the Closing, the purchase of the shares of Preferred Stock and the Warrants by the Subscribers shall be legally permitted by all statutes, rules and regulations to which each of the Subscribers and the Company are subject.

   1.3 Conditions Precedent to the Obligation of the Subscribers at Closing. The obligation of each of the Subscribers hereunder to acquire and pay for the shares of Preferred Stock and Warrants is subject to the satisfaction at or before the Closing of each of the conditions set forth below. Each of these conditions is for each Subscriber's sole benefit and may be waived in writing by each such Subscriber at any time in its sole discretion (any such waiver shall have effect only with respect to the waiving Subscriber).

     (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at such time.

     (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement or any of the other Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing.

     (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement and the other Transaction Documents, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby and thereby.

     (d) Adverse Changes. For the period from August 31, 1999 until the Closing Date, except as (i) publicly disclosed in the Company's press releases or filings (the "Recent Exchange Act Reports") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) set forth on Schedule 1.3(d) hereto (collectively, "Prior Public Disclosures"), no event shall have occurred or be threatened to occur which has had or is likely to have a Material Adverse Effect (as defined in Section 3.6 hereof) on the Company.

     (e) No Suspension of Trading in or Delisting of Common Stock. The trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers, Inc. (the "NASD"); the Common Stock shall not have been delisted from the Nasdaq National Market and the Company shall not have received any notice of threatened or pending proceedings for delisting the Common Stock from the Nasdaq National Market; and trading in securities generally as reported by the Nasdaq National Market shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the Nasdaq National Market.

     (f) Legal Opinion. The Company shall have delivered to the Subscribers an opinion of Akin Gump Strauss Hauer & Feld, L.L.P., counsel to the Company, substantially in the form of EXHIBIT C annexed hereto, dated the Closing Date.

     (g) Officer's Certificate. The Company shall have delivered to the Subscribers a certificate in form and substance reasonably satisfactory to the Subscribers, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied and that the representations and warranties of the Company contained in the Agreement are true and correct in all respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the date hereof.

     (h) Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement with the Subscribers (the "Registration Rights Agreement"), substantially in the form of EXHIBIT D annexed hereto.

     (i) Certificate of Designation. The Company shall have filed the Certificate in accordance with the provisions hereof, the Certificate shall have become effective and the Company shall have delivered evidence thereof to the Subscribers.

     (j) Reservation of Shares. On or prior to the Closing Date, the Company shall have duly reserved the number of Underlying Shares required by this Agreement, the Certificate, the Registration Rights Agreement, and the Warrants (collectively, the "Transaction Documents") to be reserved for issuance upon conversion of the Preferred Stock and upon exercise of the Warrants.

     (k) Legal Investment. At the time of the Closing, the purchase of the Preferred Stock and the Warrants by the Subscribers shall be legally permitted by all statutes, rules and regulations to which the Subscriber and the Company are subject.

     (l) Warrants. The Company shall have executed and delivered to each Subscriber its respective Warrants.

     (m) Secretary's Certificate. The Company shall have delivered to the Subscribers a certificate in form and substance reasonably satisfactory to each Subscriber, executed by the secretary of the Company, certifying as to the truth and accuracy of the certificate of incorporation of the Company (the "Certificate of Incorporation"), as in effect on the Closing Date, the By-Laws of the Company, as in effect on the Closing Date, and the resolutions duly adopted by the Board of Directors authorizing and approving the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

     (n) Nasdaq Filing. Pursuant to Rule 4310(c)(17) of The Nasdaq Stock Market, Inc.'s Marketplace Rules, the Company shall have filed a form with The Nasdaq Stock Market, Inc. designated by The Nasdaq Stock Market, Inc. for the listing of the Underlying Shares not later than required by The Nasdaq Stock Market, Inc.

     (o) Good Standing. On or prior to the Closing Date, the Company shall have delivered to the Subscribers a long-form certificate of good standing and tax status of the Company and each of its subsidiaries, if any, certified as of a recent date by the Secretary of State of the State of Delaware, and from every jurisdiction in which the Company is qualified to do business.

2. Representations and Warranties of the Subscribers

   Each Subscriber, with respect only to itself, represents and warrants to the Company that:

     2.1 No Government Recommendation or Approval. The Subscriber understands that no federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or of the Offering.

     2.2 Intent. The Subscriber (i) is purchasing the Preferred Stock and the Warrants, (ii) upon conversion of the Preferred Stock, will acquire the Underlying Common Shares and (iii) upon exercise of the Warrants, will acquire the Underlying Warrant Shares (the Preferred Stock, the Warrants, the Underlying Common Shares and the Underlying Warrant Shares collectively are referred to herein as the "Securities") for its own account for investment purposes only and not with a present view toward resale or distribution and the Subscriber has no contract, agreement, undertaking or other arrangement to sell the Securities to or through any person or entity; provided, however, that by making the representation herein, the Subscriber does not agree, other than as may be required to be in compliance with applicable federal and state securities laws, to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently the subject of registration under the Securities Act or an exemption from the registration requirement of the Securities Act is available. The Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

     2.3 Sophisticated Investor. The Subscriber is an "accredited investor" (as defined in Rule 501 of Regulation D), and the Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk.

     2.4 Independent Investigation. The Subscriber, in making the decision to purchase the Securities, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company other than the representations of the Company set forth herein, in the other Transaction Documents and in Prior Public Disclosures. The Subscriber has had a reasonable opportunity to ask questions of, and receive answers from, the Company concerning the Company, the Securities and the Offering. The Subscriber acknowledges that the price and terms of the Securities and the conversion and exercise prices of the Underlying Shares have been determined by negotiation based in substantial part on the market price for the Common Stock, and that it does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber, its representatives and advisors, if any, shall modify, amend or affect such Subscriber's right to rely on the Company's representations and warranties contained in Section 3 below.

     2.5 Authority. This Agreement has been duly authorized and validly executed and delivered by the Subscriber and is a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     2.6 No Legal Advice from Company. The Subscriber acknowledges that it has had sufficient and ample opportunity to review this Agreement and the other Transaction Documents and to evaluate the transactions contemplated herein and therein with its own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other Transaction Documents, the Subscriber is relying solely on its counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement and the other Transaction Documents or the securities laws of any jurisdiction.

     2.7 No Brokers. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     2.8 Not an Affiliate. The Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 405 of Securities Act) of the Company.

     2.9 Reliance on Representations and Warranties. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific provisions of federal and state securities laws (including specifically, but without limitation, the provisions of Regulation D) and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement and the other Transaction Documents in order to determine the availability of such provisions.

     2.10 No General Solicitation. The Subscribers acknowledges that the Securities were not offered or sold to the Subscriber by means of general solicitation, publicly disseminated advertisement or sales literature.

     2.11 Information Provided by Subscribers. All of the information which the Subscriber has provided to the Company concerning such Subscriber, such Subscriber's financial condition/position and such Subscriber's knowledge of financial and business matters was correct and complete when provided and is correct and complete as of the date hereof. The Subscriber agrees that, to the extent required by applicable laws, rules and regulations, any information provided by the Subscriber may be disclosed by the Company. Each Subscriber further agrees, if requested by the Company or its representative, to provide bank and other references confirming the information provided by such Subscriber.

3. Representations and Warranties of Company

   The Company represents and warrants to each Subscriber that:

     3.1 Company Status. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued quotation of its Common Stock on the Nasdaq National Market, and such Common Stock is currently listed for trading on the Nasdaq National Market.

     3.2 Current Public Information. The Recent Exchange Act Reports are the only filings made by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act since August 31, 1999.

     3.3 No Directed Selling Efforts or General Solicitation in Regard to this Transaction. The Company has not conducted any general solicitation (as that term is used in Regulation D) with respect to the Securities, nor has it made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

     3.4 Valid Issuance of Capital Stock. (a) The Company has an authorized capitalization consisting of 30,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.05 per share. The Company has issued and outstanding on the date hereof 18,693,390 shares of Common Stock, of which zero shares are held in treasury. As of the date hereof, the Company has outstanding the following securities convertible into or exercisable or exchangeable for Common Stock (the "Derivative Securities"):
  (i) options to purchase 4,999,161 shares of Common Stock; and (ii) warrants to purchase 976,562 shares of Common Stock.

     (b) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. On or before the Closing Date, the authorized capitalization of the Company shall include the Preferred Stock and the Warrants; upon issuance and payment therefor in accordance with the Certificate, the shares of Preferred Stock shall be (i) validly authorized and issued, fully paid and non-assessable, (ii) free and clear from all taxes, liens and charges with respect to the issuance thereof and (iii) entitled to the rights and preferences set forth in the Certificate. The number of shares of Common Stock required hereunder and under the other Transaction Documents to be reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 5.2 below) have been duly authorized and reserved for issuance. Upon conversion of the Preferred Stock and exercise of the Warrants, in each case, in accordance with the terms thereof, the Underlying Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, with the holders thereof being entitled to all rights accorded to holders of Common Stock. The holders of outstanding shares of capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of Underlying Shares upon the conversion or exercise thereof. The issuance by the Company of the Securities is exempt from registration under the Securities Act. The issuance by the Company of the Securities is being made in reliance upon the exemption from registration set forth in Rule 506 of Regulation D under the Securities Act and is only being made to "accredited investors" that meet the requirements of Rule 501(a) of Regulation D and similar exemptions under state law.

     (c) Other than as set forth in Section 3.4(a): (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company (or any subsidiary of the Company (each hereinafter referred to as a "Subsidiary" and collectively, the "Subsidiaries"), or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company or any Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any Subsidiary; (iv) there are no agreements or arrangements under which the Company (or any Subsidiary) is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (v) there are no outstanding securities of the Company or any Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any Subsidiary; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

     (d) All of the authorized shares of capital stock of each Subsidiary are owned by the Company, free and clear of any lien, charge, security interest, encumbrance, adverse claim or other restriction, and all the issued and outstanding shares of capital stock of the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Except as set forth on Schedule 3.4(d) hereto, there are no outstanding agreements or commitments requiring the Company or any Subsidiary to issue capital stock or Derivative Securities.

     3.5 Share Issuance. The number of shares of Common Stock issuable upon conversion of the Preferred Stock may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Preferred Stock. The Company's executive officers and directors have studied and fully understand the nature of the Preferred Stock being sold hereby and recognize that they have a potentially dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interest of the Company. The Company specifically acknowledges that its obligation to issue the Underlying Common Shares upon conversion of the Preferred Stock is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company.

     3.6 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted. The Subsidiaries are listed on Schedule 3.6 hereto. Except as set forth on Schedule 3.6 hereto, the Company owns no securities other than the capital stock of the Subsidiaries. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its respective state of organization, with the requisite corporate power to own its properties and assets and to carry on its business as now being conducted. The Company and each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, properties, cash flows, prospects or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole and any condition or situation which would prohibit or otherwise materially adversely interfere with the ability of the Company to enter into and perform its obligations under the Transaction Documents.

     3.7 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the other Transaction Documents, to issue the Preferred Stock in accordance with the terms hereof and thereof and to file and perform its obligations under the Certificate and its Certificate of Incorporation; (b) the execution and delivery of this Agreement and the other Transaction Documents, the issuance and delivery of the Preferred Stock and the Warrants, the filing of the Certificate by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required; (c) this Agreement has been, and on or before the Closing Date each of the other Transaction Documents will be, duly executed and delivered by the Company and on the Closing Date, the Certificate will be duly filed and effective; and (d) this Agreement constitutes, and upon execution and delivery thereof, each of the other Transaction Documents shall constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     3.8 Corporate Documents. The Company has furnished or made available to the Subscribers true, correct and complete copies of the Certificate of Incorporation, as in effect on the date hereof, and each Subsidiary's articles of incorporation, as in effect on the date hereof (each, a "Subsidiary Charter"), and the Company's and each Subsidiary's Bylaws, as in effect on the date hereof (the Certificate of Incorporation, the Certificate, each Subsidiary Charter, the Company's Bylaws and each Subsidiary's Bylaws are collectively referred to herein as the "Charter Documents"). Neither the Company nor any Subsidiary is in violation of any of the provisions of its Charter Documents.

     3.9 No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and consummation of the transactions contemplated hereby and thereby (including the issuance of the Preferred Stock and the Warrants, conversion of the Preferred Stock, exercise of the Warrants, issuance of the Underlying Shares upon conversion of the Preferred Stock and upon exercise of the Warrants and the filing of the Certificate) do not and will not: (i) result in a violation of the Charter Documents; or (ii) result in the creation of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of or, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, credit facility or instrument to which the Company or any Subsidiary is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except, in the case of clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of each of the Company and each Subsidiary are not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations or potential violations which either individually or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or issue and sell the Preferred Stock, the Warrants or the Underlying Common Shares in accordance with the terms hereof and thereof (other than any SEC, NASD, The Nasdaq Stock Market, Inc. or state securities filings which may be required to be made by the Company, any registration statement which may be filed pursuant hereto and the filing of the Certificate).

     3.10 Exchange Act Reports. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since August 31, 1995 (the foregoing materials being collectively referred to herein as the "Exchange Act Reports"). The Company has delivered or made available to the Subscribers true, correct and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Subscribers any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and other applicable federal, state and local laws, rules and regulations, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The audited financial statements of the Company included in the Exchange Act Reports comply or will comply in all material respects as to form with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present (or will fairly present) in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has filed (including filing such documents by incorporation by reference) all agreements or documents to which the Company is a party that are required to be filed as exhibits to the Exchange Act Reports.

     3.11 No Material Adverse Change. Since August 31, 1999, except as disclosed in the Prior Public Disclosures, no Material Adverse Effect has occurred or exists with respect to the Company and the Subsidiaries taken as a whole.

     3.12 No Undisclosed Liabilities. The Company and the Subsidiaries have no liabilities or obligations not disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or such Subsidiary's respective businesses since August 31, 1999 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

     3.13 No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or any Subsidiary or their respective business, operations, properties, prospects or condition (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     3.14 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware which is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Subscribers' ownership of the Securities.

     3.15 No Brokers. The Company has not taken any action which would give rise to a claim by any person for brokerage commissions, finder's fees or similar payments by any Subscriber relating to this Agreement or the transactions contemplated hereby.

     3.16 Effectiveness of SEC Filings. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or the Subsidiary under the Exchange Act or the Securities Act.

     3.17 No Material Litigation Proceedings. Neither the Company nor any Subsidiary is a party to or the subject of any litigation, arbitration or other proceeding which, if adversely determined, would individually or in the aggregate have a Material Adverse Effect. There is no action, suit, proceeding or investigation pending, or, to the knowledge of the Company, threatened, against the Company or any Subsidiary before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, or any action, suit, proceeding or investigation pending, or, to the knowledge of the Company, threatened, which in any such case challenges the validity of any action taken or to be taken by the Company or any Subsidiary pursuant to or in connection with this Agreement, the other Transaction Documents or the issuance of the Securities.

     3.18 Compliance with Instruments, etc. Neither the Company nor any Subsidiary (or the manner in which any of them conducts its businesses) is in breach or violation of, or in default under, any term or provision of
  (i) its Charter Documents, (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property or assets is or may be subject, or any indebtedness, the effect of which breach or default, individually or in the aggregate, would have a Material Adverse Effect, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any Subsidiary or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective activities, properties or assets and the effect of which breach or default, individually or in the aggregate, would have a Material Adverse Effect.

     3.19 Intellectual Property. (a) Each of the Company and each Subsidiary has full and exclusive right, title and interest in and to, or license rights to, all patents, patent applications, registered or unregistered trademarks, service marks and trade names, registered or unregistered copyrights and applications therefor, licenses, approvals or governmental authorizations to conduct their business as now conducted, know-how, proprietary rights and processes, trade secrets, customer lists, methodologies (to the extent protectible), proprietary development and marketing information and know-how, inventions, inventors' notes (to the extent such notes exist), drawings, designs associated with the foregoing, and other confidential information (collectively, "Intellectual Property") relating to their respective businesses or otherwise used in or necessary for the proper conduct of their respective businesses, free and clear of all liens, security interests, claims and encumbrances of any nature; and
  (ii) neither the Company nor any Subsidiary has any obligation to any other person or entity with respect to the Intellectual Property or any product or process of the Company or any Subsidiary utilizing or embodying any Intellectual Property.

     (b) There is (i) no infringement, misuse or misappropriation of any Intellectual Property owned, licensed or controlled by any third party arising out of any product or process now being used, manufactured or distributed, or ever having been used, manufactured or distributed at any time previously, by or on behalf of the Company or the Subsidiaries, (ii) no pending or, to the knowledge of the Company, threatened claim or challenge of or proceeding for infringement, misuse or misappropriation of or interference with any Intellectual Property owned, licensed or controlled by any third party arising out of any product or process now being used, manufactured or distributed, or ever having been used, manufactured or distributed at any time previously, by or on behalf of the Company or the Subsidiaries,

  (iii) except as set forth in Schedule 3.22 hereto, no pending or threatened or potential claim, challenge or proceeding by the Company or any Subsidiary against any third party for infringement, misuse or misappropriation of or interference with any Intellectual Property owned, licensed or controlled by the Company or such Subsidiary or (iv) no notice or, to the knowledge of the Company, facts or information rendering any Intellectual Property owned, controlled or licensed by the Company or the Subsidiaries invalid or unenforceable, nor, to the knowledge of the Company, is there any allegation that any such Intellectual Property is invalid or unenforceable.

     3.20 Material Contracts. All contracts to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound which are filed as or incorporated by reference as exhibits to the Exchange Act Reports (the "Material Contracts"), are valid, binding and enforceable in accordance with their terms (assuming the other parties thereto are bound) and are in full force and effect, except where such invalidity or unenforceability would not have a Material Adverse Effect. No payment default, breach or violation or alleged default by the Company or any Subsidiary exists under the Material Contracts.

     3.21 Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.22 No Integration. Neither the Company nor any of its affiliates nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby; or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NASD, as applicable.

     3.23 Year 2000 Compliance. All computer hardware, software, databases, systems and other computer equipment (collectively, "Software") used by the Company or the Subsidiaries can be used during and after the calendar year 2000, and shall operate during each such time period, both on a stand-alone basis and when interacting or interoperating with third-party Software, without error relating to the processing, calculating, comparing, sequencing or other use of Date Data. "Date Data" is any data derived from or dependent upon the proper recognition by software or hardware of dates prior to or after the year 2000.

     3.24 Form S-3 Eligible. The Company currently meets the requirements for use of Form S-3 under the Securities Act.

     3.25 Disclosure. The written information with respect to the Company and the Subsidiaries heretofore provided and to be provided by the Company pursuant to this Agreement and the other Transaction Documents, including the schedules and exhibits hereto, and each of the agreements, documents, certificates and writings to be delivered to the Subscribers or their respective representatives at the Closing, do not and will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary in order to make the statements and writings contained herein and therein not false or misleading in the light of the circumstances under which they were made.

4. Covenants of each Subscriber

   4.1 Resales. No Subscriber shall make any offers or sales of the Securities other than pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Subscriber will comply with applicable prospectus delivery requirements.

5. Covenants of the Company

   5.1 Reservation of Common Stock. As of the Closing, the Company will reserve and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock in a number sufficient to enable the Company to satisfy one and one-half times the number of shares necessary to satisfy any obligation to issue shares of Common Stock upon conversion of the Preferred Stock as if all the Preferred Stock were converted as of the Closing at the then applicable conversion price and at all times thereafter, plus the number of additional shares of Common Stock as would be issued upon exercise of the Warrants. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of a portion of the Preferred Stock (provided that in no event shall the number of shares so reserved be less than one and one-half times the number required to satisfy the remaining conversion rights on the unconverted Preferred Stock) and the number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

   5.2 Listing of Underlying Shares. The Company hereby agrees, promptly following the Closing, to take such action to cause the Underlying Shares to be quoted for trading on the Nasdaq National Market not later than the effective date of the registration statement relating to the Underlying Shares required to be filed pursuant to the terms of the Registration Rights Agreement (the "Registration Statement"). The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, that it will include in such application the Underlying Shares and will take such other action as is reasonably necessary to cause the Underlying Shares to be listed on such other exchange or market concurrently with any other Common Stock.

   5.3 Exchange Act Registration. The Company will use its best efforts: (a) to cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act; (b) to comply in all material respects with its reporting and filing obligations under the Exchange Act; and (c) not to take any action or file any document (whether or not permitted by the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will use its best efforts to continue the listing and trading of its Common Stock on the Nasdaq National Market and will use its best efforts to comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Nasdaq National Market.

   5.4 Legends. Except as provided in Section 6.1 below, the Underlying Shares and certificates evidencing the same shall at all times be free of legends, "stop transfers," "stock transfer restrictions" or other restrictions, upon the effectiveness of the Registration Statement.

   5.5 Corporate Existence. So long as any Subscriber beneficially owns any Preferred Stock or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the other Transaction Documents; and (ii) is a publicly traded corporation on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market.

   5.6 Transfer Agent Instructions. The Company covenants and agrees that, promptly following execution and delivery of this Agreement, it shall issue irrevocable instructions (the "Irrevocable Transfer Agent Instructions") to its transfer agent for the Common Stock, and any subsequent transfer agent, such instructions to be in form and substance reasonably acceptable to the Subscribers, to facilitate trades of the Underlying Shares and to permit the Subscribers to timely deliver within any applicable settlement period certificates representing such shares in connection with any transfer or disposition of the Underlying Shares. The Company further covenants and agrees that, except as otherwise required by law, no instruction, other than the Irrevocable Transfer Agent Instructions, will be given by the Company to its transfer agent and that the

Underlying Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Each of the Subscribers and the Company acknowledge and agree that their respective obligations pursuant to this
Section 5.6 are subject to compliance by each of them with applicable securities laws. The Company covenants that it will use its best efforts to cause the Company's transfer agent to deliver certificates representing shares issued in connection with a transfer of Underlying Shares as promptly as practicable but in no event later than three (3) business days after delivery by a Subscriber of all required documentation in respect of such transfer to both the Transfer Agent and the Company as required pursuant to Paragraphs 7 and 8 of the Certificate. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Subscribers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.6 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 5.6, that the Subscribers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

   5.7 Use of Proceeds. The Company shall use all the proceeds of the Offering for general corporate purposes, including working capital and for the repayment of the Company's borrowings, provided that the Company shall not use the proceeds to redeem its equity or equity-equivalent securities. Pending application of the proceeds of the Offering in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

   5.8 Rule 144A Information. The Company will (i) make available, upon request, to any holder of Securities and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act and (ii) update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are reasonably necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of the Preferred Stock and the Warrants Shares conducted in accordance with Rule 144A.

   5.9 Notice of Adverse Change. The Company will notify the Subscribers promptly (but in any event within seven days) after becoming aware of the existence of any condition or event which has had or is likely to have a Material Adverse Effect.

   5.10 Dividends and Distributions. Until the delivery by the Company to the Subscribers of all of the shares of Common Stock issuable upon conversion of the Preferred Stock or all sums of cash upon redemption of the Preferred Stock, as applicable, such that after such delivery upon any such conversion or redemption no more than 10% of the Preferred Stock issued on the Closing Date remains outstanding, the Company shall not make or fix a record date for the determination of holders of Common Stock or other securities entitled to receive a dividend or other distribution (special or otherwise) or declare a cash dividend or other distribution payable in cash or property of the Company.

   5.11 Filing of Current Report on Form 8-K. On or before the second business day following the Closing Date, the Company shall file with the SEC a Current Report on Form 8-K in a form reasonably acceptable to the Subscribers describing the terms of the transaction consummated at the Closing.

   5.12 Form D. The Company agrees to file one or more Form D's with respect to the Offering as required under Regulation D and to provide a copy thereof to the Subscribers promptly upon request.

   5.13 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of any or all of such Securities to any Subscriber.

   5.14 Shareholder Approval. The Company shall provide each stockholder entitled to vote at a meeting of the stockholders of the Company, which meeting shall occur on or before the date which is 60 days after the Proxy Statement Triggering Date (as defined below) (the "Stockholder Meeting Deadline"), a proxy statement, which has been previously reviewed by the Subscribers and counsel of their choice, soliciting each such stockholder's affirmative vote at such stockholder meeting for approval of the Company's issuance of all of the Securities as described in this Agreement, and the Company shall use its best efforts to (i) solicit its stockholders' approval of such issuance of the Securities and (ii) cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposal. A "Proxy Statement Triggering Date" shall mean the first date after the date of this Agreement on which the sum of (A) the number of Underlying Shares issued and (B) the number of Underlying Shares issuable upon conversion of all the outstanding shares of Preferred Stock based on the Conversion Price (as defined in the Certificate), and upon exercise of all the outstanding Warrants based on the Warrant Price (as defined in the Warrants) in effect on the date of such determination (without regard to any limitation upon the conversion of any shares of Preferred Stock or exercise of Warrants), equals or exceeds 15% of the number of shares of Common Stock issued and outstanding immediately prior to the Closing Date.

6. Legends; Subsequent Transfer of Securities; Denominations

   6.1 Legend. The Company shall issue one or more certificates evidencing the Preferred Stock and the Warrants in the name of each Subscriber and in such number of shares to be specified by such Subscriber prior to (or from time to time subsequent to) the Closing. The Preferred Stock, the Warrants and the Underlying Shares shall bear the following legend (the "Legend"):

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Following the effectiveness of the Registration Statement, the Company will issue certificates representing the Securities without the Legend to any transferee other than holders who are "affiliates" of the Company (as such term is defined under the Securities Act). In addition, the Company will issue certificates representing the Securities without the Legend, promptly upon request, if: (i) the holder thereof is permitted to dispose of Securities pursuant to Rule 144 under the Securities Act; (ii) the Securities are sold to a purchaser or purchasers in a transaction exempt from registration under the Securities Act, as evidenced by an opinion of counsel to the transferor delivered and reasonably satisfactory to the Company; or (iii) the Securities are sold to a purchaser or purchasers pursuant to an effective registration statement and the prospectus delivery requirements under the Securities Act are met.

   6.2 Subscriber's Compliance. Nothing in this Section 6 shall affect in any way the Subscribers' obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

6A. Payment Set Aside

   To the extent that the Company makes a payment or payments to any Subscriber hereunder or pursuant to the Registration Rights Agreement or the Certificate or any Subscriber enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action) by the court of competent jurisdiction in a final non-appealable judgment, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

7. Governing Law; Jurisdiction

   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law or choice of law, except for matters arising under the Securities Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. The Company and the Subscribers hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of Delaware or the United States District Court of Delaware located in New Castle County, Delaware. The Company and each Subscriber consents to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of Delaware by registered mail, return receipt requested, directed to the such party at its address set forth in this Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a trial by jury in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

8. Assignment; Entire Agreement; Amendment

   8.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by either party without the prior written consent of the other party hereto; provided, however, that the Company may assign its rights and obligations under this Agreement in connection with a transaction of the nature contemplated by Section 5.5 hereof and any Subscriber may assign its rights under this Agreement to an affiliate of such Subscriber who agrees to be bound by the terms hereof. To the extent that any party assigns this Agreement with the prior written consent of the other or any Subscriber assigns this Agreement as permitted herein to an affiliate of such Subscriber, the provisions of this Agreement, the Certificate and the Registration Rights Agreement shall inure to the benefit of, be binding upon, and be enforceable by and against any such assignee. Notwithstanding anything to the contrary contained herein or any other Transaction Document, any Subscriber shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan secured by the Securities.

   8.2 Entire Agreement; Amendment. This Agreement, the Certificate, the Registration Rights Agreement, the Warrants and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9. Publicity

   The Company and the Subscribers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the others, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or applicable law, to the extent a party determines in good faith that it is legally obligated to do so, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the

Subscribers without each such Subscriber's prior written consent unless otherwise required by law, in which case the Company shall inform such Subscriber of such disclosure in writing prior to making such disclosure.

10. Notices, Etc.; Expenses, Indemnity

   10.1 Notices. Any notice, demand or request required or permitted to be given by either the Company or the Subscribers pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier, addressed to the parties at the addresses of the parties set forth on Schedule I hereto or such other address as a party may request by notifying the other in writing. Copies of all notices to a Subscriber shall be sent to its designee or representative.

   10.2 Expenses. The Company shall reimburse the Subscribers for their respective reasonable expenses and fees in connection with this Agreement, which amount shall be withheld by the Subscribers from the purchase price, in an amount not to exceed an aggregate of $50,000.

   10.3 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

11. Counterparts

   This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12. Survival; Severability

   The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Subscribers. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13. Titles and Subtitles

   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the Company and the Subscribers have caused this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:                                  SUBSCRIBERS:


XCEED, INC.                               PECONIC FUND, LTD.


           /s/ Werner Haase               By:Ramius Capital Group, LLC,
By: _________________________________     Its:Investment Advisor
  Name: Werner Haase

  Title: Chief Executive Officer                  /s/ Jeffrey M. Solomon
                                          By: _________________________________
                                            Name: Jeffrey M. Solomon
                                            Title: Managing Officer

                                          LEONARDO, L.P.

                                          By:Angelo, Gordon & Co., L.P.
                                          Its:General Partner

                                                   /s/ Michael L. Gordon
                                          By: _________________________________
                                            Name: Michael L. Gordon
                                            Title: Chief Operating Officer

                                          HTFP INVESTMENT L.L.C.

                                          By:Promethean Asset Management,
                                           L.L.C.
                                          Its:Investment Manager

                                                 /s/ James F. O'Brien, Jr.
                                          By: _________________________________
                                            Name: James F. O'Brien, Jr.
                                            Title: Managing Member

                                                                       Exhibit C

                                  XCEED, INC.
               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

   Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, I, Werner Haase, Chief Executive Officer of XCEED, INC., a Delaware corporation (the "Corporation"), hereby certify that the following is a true and correct copy of a resolution duly adopted by the unanimous written consent of the Board of Directors of the Corporation on January 13, 2000 and that said resolution has not been rescinded or amended and is in full force and effect at the date hereof:

  RESOLVED, that pursuant to the authority expressly granted to and vested in the Corporation's Board of Directors by the Certificate of Incorporation of the Corporation, as amended to date, the Board of Directors hereby authorizes, creates and provides for a series of Preferred Stock of the Corporation, par value $0.05 per share, to be designated the "Series A Cumulative Convertible Preferred Stock", which series shall consist of thirty thousand (30,000) shares, each having stated value of $1,000 per share and the voting powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof as set forth in the Certificate of Designation, Preferences and Rights as follows:

   1. Use of Defined Terms. Capitalized defined terms used herein but not otherwise defined shall have the respective meanings ascribed to them in Paragraph 19 hereof.

   2. Designation and Dividends. (a) There is hereby created out of the authorized but unissued shares of Preferred Stock a series to be designated as the "Series A Cumulative Convertible Preferred Stock" and defined (and referred to) herein as the "Series A Preferred Stock." The number of shares in such series shall be thirty thousand (30,000) and the stated value of each such share of Series A Preferred Stock shall be $1,000 per share (the "Stated Value"). Each share of Series A Preferred Stock shall be entitled to receive, in preference to the holders of Junior Securities, cumulative annual dividends at the rate of 4.0% per annum on the Aggregate Value thereof. Such dividends shall be due and payable quarterly in arrears on each Dividend Payment Date commencing on March 31, 2000. Dividends shall accumulate daily on each share of Series A Preferred Stock from the Issuance Date, whether or not earned or declared, until such share of Series A Preferred Stock has been converted or redeemed as herein provided. To the extent dividends are not paid on the applicable Dividend Payment Date, such dividends shall be cumulative and shall compound quarterly until the date on which payment of such dividend is made. The dividends so payable will be paid to the Holder as reflected on the Preferred Stock Register; provided, however, that the Corporation's obligation to a transferee of a share of Series A Preferred Stock shall arise only if such transferee has agreed in writing to be bound by and the subject transfer, sale or other disposition is made in accordance with the terms and conditions hereof and the Subscription Agreement executed and delivered by the original or transferring Holder as of the Issuance Date.

   (b) The dividends are payable in such coin or currency of the United States of America as at the time of payment is legal tender, to the Holder on the tenth calendar day prior to the applicable Dividend Payment Date and at the address last appearing on the Preferred Stock Register as designated in writing by such Holder from time to time; provided, however, that, in lieu of paying such dividends in coin or currency, the Corporation may, at its option, in full or in part, pay dividends on the shares of Series A Preferred Stock on any Dividend Payment Date by increasing the Aggregate Value of the Series A Preferred Stock by the amount of such dividend such that the sum of (i) the amount of such increase in the Aggregate Value and (ii) the amount of cash dividend paid in part, if any, is equal to the amount of the cash dividend which would otherwise be paid on such Dividend Payment Date if such dividend were paid entirely in cash. Any such increase in the Aggregate Value (plus the amount of cash dividend, if any, paid together therewith) shall constitute full payment of such dividend. When any dividend is added to the Aggregate Value, such dividend shall, commencing on the Dividend Payment Date, be deemed to be part of the Aggregate Value for purposes of determining dividends thereafter payable hereunder and amounts thereafter convertible into Common Stock hereunder, and all references herein to the Aggregate Value shall mean the Aggregate Value, as adjusted pursuant to these provisions.

   (c) If the Corporation shall elect to pay any part of a dividend by increasing the Aggregate Value as described in Paragraph 2(b), the Corporation shall provide the Dividend Notice setting forth the new Aggregate Value to each Holder on or prior to the applicable Dividend Payment Date.

   (d) If the cash dividends due hereunder are not paid or the Dividend Notice is not delivered to each Holder within ten (10) calendar days after the applicable Dividend Payment Date, the Corporation shall no longer have the right to choose the method by which dividends are paid, and each Holder may elect either cash dividends or dividends payable by increasing the Aggregate Value.

   (e) Except as specifically provided herein, neither (i) an election by the Corporation to pay dividends, in full or in part, in cash on any Dividend Payment Date, nor (ii) failure by the Corporation to make payment on a prior Dividend Payment Date or provide the Dividend Notice within the specified ten
(10) day period in Paragraph 1(d) above, shall preclude the Corporation from electing any other available alternative in respect of payment of all or any portion of any subsequent dividend.

   (f) So long as any shares of Series A Preferred Stock are outstanding, no dividends, including without limitation, dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase Junior Securities whether with respect to dividends or upon liquidation, dissolution, winding up of the Corporation or otherwise or on Parity Securities whether with respect to dividends or upon liquidation, dissolution, winding up of the Corporation or otherwise, shall be declared or paid or set apart for payment or other distribution upon the Junior Securities or the Parity Securities, nor shall any Junior Securities or Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to, or made available for, a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion to, or exchange for, Junior Securities or Parity Securities, respectively).

   3. Preferred Rank. (a) The Series A Preferred Stock shall, in respect of dividend rights and preferences as to distributions and payments upon the liquidation, dissolution, winding up of the Corporation or otherwise, rank senior to all classes of Junior Securities.

   (b) So long as any shares of Series A Preferred Stock are outstanding, without the prior express written consent of Holders of not less than two-thirds ( 2/3) of the then outstanding shares of Series A Preferred Stock, the Corporation shall not hereafter (i) issue any additional shares of Series A Preferred Stock (except with respect to payments of dividends made in kind on the Series A Preferred Stock as provided elsewhere herein); (ii) authorize or issue any capital stock that ranks senior to the Series A Preferred Stock in respect of dividend rights or the preferences as to distributions and payments upon the liquidation, dissolution, winding up of the Corporation or otherwise;
(iii) authorize or issue any Parity Securities with terms and conditions more favorable than the terms herein (except with respect to payments of dividends made in kind on the Series A Preferred Stock as provided elsewhere herein); or
(iv) authorize or make any amendment to the Corporation's Certificate of Incorporation or Bylaws, or file any resolution of the Board of Directors of the Corporation with the Secretary of State of the State of Delaware containing any provisions, which, in the case of clause (iv), would adversely affect or otherwise impair the rights or relative priority of the Holders of the shares of Series A Preferred Stock relative to the holders of Parity Securities, the holders of Junior Securities or the holders of any other class of capital stock.

   (c) In the event of the merger, consolidation or other business combination of the Corporation with or into another corporation, the Series A Preferred Stock shall maintain its relative powers, designations and preferences provided for herein and no merger, consolidation or other business combination shall result inconsistent therewith.

   4. Extraordinary Transactions. If at any time any of the following events occurs (each, an "Extraordinary Transaction"): (i) any merger, consolidation or other business combination of the Corporation, with or into any other corporation, entity or person (whether or not the Corporation is the surviving corporation) or there occurs any other corporate reorganization or transaction or series of related transactions, and as a result thereof the shareholders of the Corporation pursuant to such merger, consolidation, reorganization or other transaction own in the aggregate less than 50% of the voting power and common equity of the ultimate parent corporation or other entity surviving or resulting from such merger, consolidation, reorganization or other transaction,
(ii) the Corporation transfers all or substantially all of the Corporation's assets to another corporation or other entity or person, (iii) a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, or (iv) the Corporation, without obtaining stockholder approval at a duly convened meeting of stockholders, issues or enters into an agreement providing for the issuance (contingent or otherwise) of any Common Stock or Derivative Securities of the Corporation representing greater than 19.99% of the outstanding Common Stock of the Corporation immediately prior to the issuance (for purposes of such calculation, including the shares of Common Stock underlying the Derivative Securities to be issued but excluding the shares of Common Stock underlying the Series A Preferred Stock and the Warrants), then each Holder of the Series A Preferred Stock then outstanding, in its sole discretion may participate in any such transaction as a class with the holders of the Common Stock, by converting, on the same basis as if the Series A Preferred Stock had been converted into Common Stock immediately prior to the announcement date (or record date for such distribution, dividend or offer) of such Extraordinary Transaction.

   5. Redemption.

   (a) Redemption Upon an Extraordinary Transaction. At the option of each Holder, the Corporation shall redeem all or any portion of such Holder's outstanding shares of Series A Preferred Stock effective as of the effective date of an Extraordinary Transaction, and the Holder shall be entitled to receive on the specified redemption date a redemption price per share of Series A Preferred Stock being redeemed equal to 120% of the Aggregate Value at the effective date of the Extraordinary Transaction. Each Holder shall be entitled to make an election for redemption by delivering the Redemption Notice by facsimile (with the original of such notice forwarded to the Corporation via overnight courier) to the Corporation at its principal executive office indicating that such Holder elects to have redeemed the number of shares of Series A Preferred Stock (plus accumulated but unpaid dividends thereon, whether or not earned or declared) specified therein, at any time up to five
(5) days prior to the effective date of any Extraordinary Transaction; provided, however, at the discretion of such Holder, such Holder may, at any time, elect to convert its shares of Series A Preferred Stock, in accordance with the terms of Paragraph 6 hereof, into such number of fully paid, validly issued and nonassessable shares of Common Stock as determined by the application of the Conversion Rate, so long as the Corporation has not redeemed such shares of Series A Preferred Stock.

   (b) Redemption Upon a Triggering Event. At the option of each Holder, the Corporation shall redeem all or any portion of such Holder's outstanding shares of Series A Preferred Stock effective as of the date of the occurrence of a Triggering Event, and the Holder shall be entitled to receive on the specified redemption date a redemption price per share of Series A Preferred Stock being redeemed equal to 125% of the Aggregate Value as of the effective date of the Triggering Event. Each Holder shall be entitled to make an election for redemption at any time following the occurrence of a Triggering Event by delivering the Redemption Notice by facsimile (with the original of such notice forwarded to the Corporation via overnight courier) to the Corporation at its principal executive office indicating that such Holder elects to have redeemed the number of shares of Series A Preferred Stock specified therein; provided, however, at the discretion of such Holder, such Holder may, at any time, elect to convert its shares of Series A Preferred Stock, in accordance with the terms of Paragraph 6 hereof, into such number of fully paid, validly issued and nonassessable shares of Common Stock as determined by the application of the Conversion Rate, so long as the Corporation has not redeemed such shares of Series A Preferred Stock. In addition to the foregoing, upon the occurrence of a Triggering Event, the Holders shall have the right to receive a 2.0% reduction in the Conversion Price of the Series A Preferred Stock for each thirty (30) day period (or part thereof) following a Triggering Event.

   (c) Redemption at the Option of the Corporation. The Corporation may, at its option, at any time, redeem the outstanding shares of Series A Preferred Stock at a redemption price per share equal to the Corporation Redemption Price; provided, however, at the discretion of such Holder, such Holder may, at any time, elect to convert its shares of Series A Preferred Stock, in accordance with the terms of Paragraph 6 hereof, into such number of fully paid, validly issued and nonassessable shares of Common Stock as determined by the application of the Conversion Rate, so long as the Corporation has not redeemed such shares of Series A Preferred Stock. If the Corporation redeems any shares of Series A Preferred Stock pursuant to this paragraph, it must redeem all of the shares of Series A Preferred Stock. The Corporation shall give the Corporation Redemption Notice, which shall be signed on its behalf by the President or Chief Executive Officer of the Corporation, to the Holders not less than thirty (30) days prior to the date upon which the redemption is to be made pursuant to this paragraph. The Corporation Redemption Notice shall specify: (i) the Corporation Redemption Price and (ii) the date of such redemption. The Corporation Redemption Notice having been so given, the amount of the Corporation Redemption Price of the shares of Series A Preferred Stock shall become due and payable on the specified redemption date.

   (d) Mechanics of Redemption.

     (i) In order to redeem any shares of Series A Preferred Stock (in whole or in part), the applicable Holder shall surrender the stock certificate(s) representing the shares of Series A Preferred Stock to be redeemed, by either overnight courier or two-day courier, to the principal executive office of the Corporation; provided, however, that the Corporation shall not be obligated to pay the applicable redemption price unless either the stock certificate(s) evidencing the shares of Series A Preferred Stock being redeemed is delivered to the Corporation as provided above, or if the Holder notifies the Corporation that such certificate(s) has been lost, stolen or destroyed and follows such procedures as are set forth in Paragraph 18. If fewer than all the shares represented by such certificate or certificates are to be redeemed, the Corporation shall issue and deliver to or on the order of the Holder thereof, at the expense of the Corporation, a new certificate or certificates representing the unredeemed shares, to the same extent as if the certificate theretofore representing such unredeemed shares had not been surrendered on redemption.

     (ii) The Corporation shall pay the applicable redemption price on the date of redemption set forth on the Redemption Notice or Corporation Redemption Notice and after receipt by the Corporation of such stock certificate(s) evidencing the shares of Series A Preferred Stock being redeemed (or, in the case of loss, theft or destruction, receipt by the Corporation of such affidavit, agreement and indemnification set forth in Paragraph 18), to such Holder and, to the extent that only a portion of the Series A Preferred Stock evidenced by a certificate(s) is submitted for redemption, a stock certificate evidencing the number of shares of Series A Preferred Stock not submitted for redemption; provided that in the case where more than one Holder submits shares of Series A Preferred Stock for redemption simultaneously and the Corporation is unable to redeem all shares of Series A Preferred Stock submitted for such redemption, the Corporation shall redeem an amount from each Holder equal to each Holder's pro rata amount (based on the number of shares of Series A Preferred Stock held by each Holder relative to the aggregate number of shares of Series A Preferred Stock outstanding) of all shares of Series A Preferred Stock being redeemed.

     (iii) If the Corporation shall fail to redeem all of the shares of Series A Preferred Stock submitted for redemption, in addition to any remedy each Holder may have under this Certificate of Designation, the Subscription Agreement and the Registration Rights Agreement, the applicable redemption price payable in respect of such unredeemed shares of Series A Preferred Stock shall bear interest at the rate of 2.0% for the first three thirty (30) day periods after the required date of payment of the redemption price and 1.0% for each thirty (30) day period thereafter (in each case, pro rated for partial periods) until such redemption price is paid in full or the maximum rate permitted by law (which amount shall be paid as liquidated damages and not as a penalty). Until the Corporation pays such unpaid redemption price in full to a

  Holder, such Holder shall have the option, in lieu of redemption, but not in limitation of its rights to receive interest as liquidated damages or any other remedy such Holder may have under law, this Certificate of Designation, the Subscription Agreement and the Registration Rights Agreement, to require the Corporation to promptly return to such Holder all of the shares of Series A Preferred Stock submitted for redemption by such Holder and for which the applicable redemption price has not been paid, by sending written notice thereof to the Corporation via facsimile (a "Revocation Notice"). Upon the Corporation's receipt of such Revocation Notice and prior to payment in full of the applicable redemption price to such Holder, (i) the Redemption Notice shall be null and void with respect to those shares of Series A Preferred Stock submitted for redemption and for which the applicable redemption price has not been paid, (ii) the Corporation shall immediately return any shares of Series A Preferred Stock submitted to the Corporation for redemption for which the applicable redemption price has not been paid, and (iii) the Ceiling Price of those returned shares shall be converted to the lesser of (A) the Ceiling Price prior to the date of the Revocation Notice or (B) 90% of the Conversion Period Conversion Price.

   (e) Notwithstanding the foregoing, in the event of a dispute as to the determination of the calculation of the applicable redemption price, the amount of the redemption price that is not in dispute shall be promptly paid to the Holder in accordance with Paragraph 5(d)(ii) hereof. The Holder shall then be entitled, within sixty (60) days of receipt of the Redemption Notice by the Corporation, to submit such dispute to the American Arbitration Association for resolution according to the then applicable rules thereof, which determination shall be final and binding on all parties. If it shall be determined that a Holder shall receive additional monies in respect of such redemption, the Corporation shall deliver to such Holder such amount within three (3) business days of written notice of such determination. The cost of such proceeding shall be borne by the Corporation, except that the prevailing party, as determined by the arbitrator presiding over the arbitration, shall be entitled to recover reasonable attorneys' fees, in addition to other costs and expenses and any other available remedy.

   6. Conversion at the Option of the Holder. Subject to the limitations of Paragraph 15, the Holder shall have the following conversion rights:

   (a) Holder's Right to Convert. Subject to the restrictions set forth below, shares of Series A Preferred Stock shall be convertible (in whole or in part) at any time at the option of the Holder thereof, into fully paid, validly issued and nonassessable shares of Common Stock in accordance with the terms herein for such number of shares of Common Stock as determined by the application of the Conversion Rate.

   (b) Mechanics of Conversion.

     (i) Holder's Delivery Requirements. In order to convert any shares of Series A Preferred Stock (in whole or in part) into full shares of Common Stock, the Holder (A) shall, if required by Paragraph 6(b)(iii) below, surrender the original certificate(s) representing the shares of Series A Preferred Stock to be converted, by either overnight courier or two-day courier, to the Transfer Agent, and (B) shall deliver the Conversion Notice by facsimile (with the original of such notice forwarded to the Corporation via either overnight courier or two-day courier) to the Corporation at its principal executive office with a copy thereof to the Transfer Agent to the effect that such Holder elects to have converted the number of shares of Series A Preferred Stock (plus accumulated but unpaid dividends thereon) specified therein.

     (ii) Corporation's Response. Upon receipt by the Corporation of a copy of the Conversion Notice, the Corporation shall, as soon as practicable, but in no event later than one (1) business day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein.

     (iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of shares of Series A Preferred Stock in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the shares of Series A Preferred Stock to the

  Corporation unless the full number of shares of Series A Preferred Stock represented by such certificate are being converted. Each Holder and the Corporation shall maintain records showing the number of shares of Series A Preferred Stock so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holders and the Corporation, so as not to require physical surrender of the certificates representing shares of Series A Preferred Stock upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if shares of Series A Preferred Stock represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Series A Preferred Stock unless the Holder first physically surrenders the certificate representing shares of Series A Preferred Stock to the Corporation, whereupon the Corporation will forthwith issue and the deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of shares of Series A Preferred Stock represented by such certificate. The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock represented by such certificate may be less than the number of shares of Series A Preferred Stock stated on the face thereof.

   (c) The Corporation shall use its best efforts to issue and deliver within three (3) business days after receipt by the Corporation of any Conversion Notice and, if required by Paragraph 6(b)(iii) above, certificate(s) evidencing the shares of Series A Preferred Stock being converted, or after receipt of the affidavit, agreement and indemnification as set forth in Paragraph 18, to the Holder, or to its designee, certificates representing the number of shares of Common Stock to which such Holder shall be entitled hereunder or, if requested by the Holder, the Corporation shall cause such shares to be issued in electronic format (i.e., DWAC), together with a certificate, certified by an appropriate officer of the Corporation, setting forth the calculation of the Conversion Rate. The Person(s) entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the Holder of such shares of Common Stock effective on the Holder Conversion Date.

   (d) Each certificate representing shares of Series A Preferred Stock surrendered to the Corporation for conversion pursuant to this Paragraph 6 shall, on the Holder Conversion Date and subject to issuance of the shares of Common Stock issuable upon conversion thereof, be deemed to be canceled and retired by the Corporation. Upon issuance of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock pursuant to this Paragraph 6 the shares of Series A Preferred Stock formerly represented thereby shall be deemed to be canceled and shall no longer be considered to be issued and outstanding for any purpose, including without limitation, for purposes of accumulating dividends thereon. Such shares of Series A Preferred Stock shall be retired.

   7. Conversion at the Option of the Corporation.

   (a) On any date during the Corporation-Directed Period, the Corporation shall have the right to exercise the Corporation Conversion Election requiring the outstanding shares of Series A Preferred Stock to be converted into fully paid, validly issued and nonassessable shares of Common Stock in accordance with the terms herein for such number of shares of Common Stock as determined by the application of the Conversion Rate; provided that the Conditions to Conversion at the Corporation's Election are satisfied as of the Corporation Election Conversion Period Commencement Date and throughout the Corporation Election Conversion Period. The Corporation shall exercise the Corporation Conversion Election by delivering to each Holder the Corporation Election Conversion Notice by facsimile and overnight courier setting forth: (i) the Aggregate Value of the shares of Series A Preferred Stock the Corporation has selected for conversion, (ii) the Corporation Election Conversion Period, (iii) the Corporation Election Conversion Period Commencement Date, and (iv) each Holder's Pro Rata Conversion Amount. Subject to the last paragraph of this Paragraph 7(a), a Corporation Conversion Election Period shall not exceed beyond the expiration of the Corporation-Directed Period. If the Corporation elects to require conversion of some, but not all, of such shares of Series A Preferred Stock then outstanding, the Corporation shall require conversion of the Pro Rata Conversion Amount from each

Holder. Each Holder shall, during the Corporation Election Conversion Period, deliver one or more Conversion Notices in accordance with Paragraph 6(b)(i), which one or more Conversion Notices shall relate to an aggregate number of shares of Series A Preferred Stock having an Aggregate Value equal to such Holder's Pro Rata Conversion Amount. Upon the expiration of the Corporation Election Conversion Period, each Holder will be deemed to have submitted a Conversion Notice (as of the last day of the Corporation Election Conversion Period) in accordance with Paragraph 6(b)(i) for a number of shares of Series A Preferred Stock having an Aggregate Value equal to (a) such holder's Pro Rata Conversion Amount minus (b) the number of shares of Series A Preferred Stock previously converted by such Holder during the Corporation Election Conversion Period; provided, however, in no event shall any Holder be required to convert during any Corporation Election Conversion Period shares of Series A Preferred Stock having an Aggregate Value in excess of such Holder's pro rata portion (determined in the same manner as the Pro Rata Conversion Amount above) of 10% of the aggregate trading volume of the Common Stock on the Principal Market (as reported by Bloomberg, L.P.) during the Corporation Election Conversion Period.

   During the continuance of any Corporation Election Conversion Period, the Corporation shall not be permitted to deliver any additional Corporation Election Conversion Notices without the consent of each Holder.

   Notwithstanding any other provision of this Agreement, upon the expiration of the Corporation-Directed Period, the Corporation shall be deemed to have provided a Corporation Election Conversion Notice and to have commenced a Corporation Election Conversion Period, which Corporation Election Conversion Period will continue in effect through and including the Maturity Date.

   (b) At such time as the Closing Price of the Common Stock shall be greater than the Mandatory Conversion Price for thirty (30) consecutive trading days, the Corporation shall have the right to exercise the Mandatory Conversion Election to require that some or all of the outstanding shares of Series A Preferred Stock be converted into fully paid, validly issued and nonassessable shares of Common Stock in accordance with the terms herein for such number of shares of Common Stock as determined by the application of the Conversion Rate; provided that the Conditions to Mandatory Conversion are satisfied as of the Mandatory Conversion Date. The Corporation shall exercise the Mandatory Conversion Election by delivering to each Holder a Corporation Election Conversion Notice by facsimile and overnight courier setting forth (i) the Aggregate Value of the shares of Series A Preferred Stock the Corporation has selected for conversion, (ii) the Mandatory Conversion Date, and (iii) each Holder's Pro Rata Conversion Amount. The Corporation may only consummate the transactions contemplated by the Mandatory Conversion Election if the Closing Price of the Common Stock remains at least equal to the Mandatory Conversion Price for the period of time between the giving of the Corporation Election Conversion Notice and the trading day immediately preceding the Mandatory Conversion Date. If the Corporation elects to require conversion of some, but not all, of the shares of Series A Preferred Stock then outstanding, the Corporation shall require each Holder (or its predecessor) to convert its Pro Rata Conversion Amount. Each Holder shall, on the Mandatory Conversion Date, be deemed to have delivered a Conversion Notice in accordance with Paragraph 6(b)(i), which Conversion Notice shall relate to an aggregate number of shares of Series A Preferred Stock having an Aggregate Value equal to such Holder's Pro Rata Conversion Amount.

   8. Maturity.

   (a) On the Maturity Date, the Corporation shall cause the shares of Series A Preferred Stock then outstanding to be automatically converted into that number of fully paid, validly issued and nonassessable shares of Common Stock determined in accordance with the terms of this Certificate of Designation by application of the then applicable Conversion Rate.

   (b) The Corporation shall give the Holders written notice of the automatic conversion pursuant to Paragraph 8(a) not less than ten (10) days prior to the Maturity Date, and such written notice shall specify (i) the Maturity Date, and
(ii) the place or places to which stock certificates representing the Series A Preferred

Stock are to be surrendered for conversion. Such conversion shall be effected as of the Maturity Date in accordance with and pursuant to the terms of this Certificate of Designation at the then applicable Conversion Rate and in accordance with the procedures set forth in Paragraph 6(b) of this Certificate of Designation; provided, however, that the Holder shall not be obligated to provide the Conversion Notice required in Paragraph 6(b)(i) to the Corporation.

   (c) Each certificate representing shares of Series A Preferred Stock surrendered to the Corporation for conversion pursuant to this Paragraph 8 shall, on the Maturity Date and subject to issuance of the shares of Common Stock issuable upon conversion, be canceled and retired by the Corporation. Upon issuance of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock pursuant to this Paragraph 8, the shares of Series A Preferred Stock formerly represented thereby shall be deemed to be canceled and shall no longer be considered to be issued and outstanding for any purpose, including without limitation, for purposes of accumulating dividends thereon.

   (d) The Corporation shall use its best efforts to issue and deliver within three (3) business days after receipt by the Corporation of the certificate(s) evidencing the shares of Series A Preferred Stock to be converted pursuant to this Paragraph 8 (or, in the case of loss, theft or destruction, after receipt of the affidavit, agreement and indemnification described in Paragraph 18) to the Holders (or to their respective designees), a certificate representing the number of shares of Common Stock to which each Holder shall be entitled hereunder or, if requested by the Holder, the Corporation shall cause such shares to be issued in electronic format (i.e., DWAC), together with a certificate, certified by an appropriate officer of the Corporation, setting forth the calculation of the Conversion Rate. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on the Maturity Date. The Maturity Date shall be deemed a "Holder Conversion Date" for purposes of the Series A Preferred Stock.

   9. Stock Splits; Dividends; Adjustments; Reorganizations.

   (a) Stock Splits and Combinations. So long as any shares of Series A Preferred Stock is outstanding, the Corporation shall not effect any stock split, subdivision or combination with an effective date within thirty (30) trading days of the Maturity Date. If the Corporation at any time subdivides (by any stock split, subdivision or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Ceiling Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by combination, reverse stock split or otherwise) one or more of its outstanding shares of Common Stock into a smaller number of shares, the Ceiling Price in effect immediately prior to such combination will be proportionately increased.

   (b) Certain Dividends and Distributions. So long as any shares of Series A Preferred Stock is outstanding, the Corporation shall not make or fix a record date for the determination of holders of Common Stock or other securities entitled to receive a dividend or other distribution payable in additional shares of Common Stock, with an effective date within thirty (30) trading days of the Maturity Date.

   (c) Adjustment for Other Dividends and Distributions. So long as any shares of Series A Preferred Stock is outstanding, in the event the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities other than shares of Common Stock, then and in each such event, provision shall be made so that the Holders shall receive upon conversion of their shares of Series A Preferred Stock pursuant to Paragraphs 5 and 8 hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities to which a Holder on the relevant record or payment date, as applicable, of the number of shares of Common Stock so receivable upon conversion would have been entitled, plus any dividends or other distributions which would have been received with respect to such securities had such Holder thereafter, during the period from the date of such event to and including the Holder Conversion Date, retained such securities, subject to all other adjustments called for during such period under this Paragraph 9 with respect to the rights of the Holders. For purposes of this Paragraph 9(c), the number of shares of Common Stock so receivable upon conversion by the Holder shall be deemed to be that number which the Holder would have received upon conversion of the Series A Preferred Stock if the Holder Conversion Date had been the day preceding the date upon which the Corporation announced the making of such dividend or other distribution.

   (d) Adjustment of Conversion Period Conversion Price upon Issuance of Derivative Securities. So long as any shares of Series A Preferred Stock is outstanding, if the Corporation in any manner issues or sells Derivative Securities (other than Derivative Securities issuable pursuant to or in connection with any business acquisitions, mergers, consolidations or other corporate combinations or transactions heretofore or hereafter undertaken by the Corporation in which the Corporation is the surviving entity and any Derivative Securities issuable pursuant to or in connection with any stock option or other similar plan of the Corporation pursuant to which the Corporation issues Derivative Securities to its officers, directors and employees) at a price which varies with the market price of the Common Stock (the formulation for such variable price being herein referred to as the "Changing Price") and such Changing Price is not calculated using the same formula used to calculate the Conversion Period Conversion Price in effect immediately prior to the time of such issue or sale, the Corporation shall provide written notice thereof via facsimile and overnight courier to each holder of the shares of Series A Preferred Stock ("Changing Notice") on the date of issuance of such Derivative Securities. If the holders of shares of Series A Preferred Stock representing at least two-thirds ( 2/3) of the shares of Series A Preferred Stock then outstanding provide written notice via facsimile and overnight courier (the "Changing Price Election Notice") to the Corporation within five (5) business days of receiving a Changing Notice that such holders desire to replace the Conversion Period Conversion Price then in effect with the Changing Price described in such Changing Notice, then from and after the date of the Corporation's receipt of the Changing Price Election Notice the Conversion Period Conversion Price will automatically be replaced with the Changing Price (together with such modifications to this Certificate of Designations as may be required to give full effect to the substitution of the Changing Price for the Conversion Period Conversion Price). In the event that a holder delivers a Conversion Notice at any time after the Corporation's issuance of Derivative Securities with a Changing Price but before such holder's receipt of the Corporation's Changing Notice, then such holder shall have the option by written notice to the Corporation to rescind such Conversion Notice or to have the Conversion Price be equal to such Changing Price for the conversion effected by such Conversion Notice.

   (e) Adjustment for Reclassification, Exchange and Substitution. So long as any shares of Series A Preferred Stock is outstanding, in the event that the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or reorganization provided for elsewhere in this Paragraph 9 or a merger, consolidation or other business transaction provided for in Paragraph 4), then and in each such event each Holder shall thereafter have the right upon conversion to receive the kind and amount of shares of stock and other securities, cash and property receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock which the Holder of shares of Series A Preferred Stock would have received had it converted such shares immediately prior to such recapitalization, reclassification or other change, at the Conversion Price then in effect (the kind, amount and price of such stock and other securities to be subject to adjustments as herein provided). Prior to the consummation of any recapitalization, reclassification or other change contemplated hereby, the Corporation will make appropriate provision (in form and substance reasonably satisfactory to the Holders of a majority of the Preferred Stock then outstanding) to ensure that each of the Holders of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of such Holder's Series A Preferred Stock, such shares of stock, securities or assets that would have been issued or payable in such recapitalization, reclassification or other change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such Holder's Series A Preferred Stock had such recapitalization, reclassification or other change not taken place (without taking into account any limitations or restrictions on the timing or amount of conversions). In the event of such recapitalization, reclassification or other change, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock (applying the same factors used in determining the Conversion Price for shares of Common Stock) issued in connection with the above described events.

   (f) Reorganization. So long as any shares of Series A Preferred Stock is outstanding, if is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Paragraph 9) then, as a part of such reorganization, provisions shall be made so that the Holders shall thereafter be entitled to receive upon conversion of its shares of Series A Preferred Stock the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled to receive had the holder of shares of Series A Preferred Stock converted such shares immediately prior to such capital reorganization, at the Conversion Price then in effect. In any such case, appropriate adjustments shall be made in the application of the provisions of this Paragraph 9 with respect to the rights of the Holders after such capital reorganization to the extent that the provisions of this Paragraph 9 shall be applicable after that event and be as equivalent as may be practicable, including, by way of illustration and not limitation, by equitably adjusting the formulae set forth herein for conversion and redemption to reflect the market price of the securities or property (applying the same factors used in determining the Conversion Price for shares of Common Stock) issued in connection with the above described events.

   (g) Dispute. In the event of a dispute between a Holder and the Corporation with respect to any of the adjustments required pursuant to the provisions of this Paragraph 9, upon conversion of the Series A Preferred Stock, such Holder shall be entitled to receive the number of shares of Common Stock as to which no dispute exists and, within sixty (60) days of receipt of the Schedule of Computations, to submit such dispute to the American Arbitration Association for resolution according to the then applicable rules thereof, which determination shall be final and binding on all parties. If it shall be determined that the subject Holder should have received additional shares of Common Stock or other securities upon such conversion, then, within three (3) trading days of receipt of written notice of such determination, the Corporation shall issue to such Holder that number of additional shares of Common Stock or other securities as shall have a value, based upon the then Conversion Price for shares of Common Stock, as shall equal the number of shares of Common Stock or other securities that such Holder shall have been entitled to receive but for the dispute multiplied by the Conversion Price for shares of Common Stock on the date of conversion. The cost of such proceeding shall be borne by the Corporation, except that the prevailing party, as determined by the arbitrator presiding over the arbitration, shall be entitled to recover reasonable attorney's fees, in addition to other costs and expenses and any other available remedy.

   (h) Schedule of Computations. The Corporation shall provide written notice to the Holders of all adjustments pursuant to this Paragraph 9 within three (3) trading days of the occurrence thereof and such notice shall be accompanied by the Schedule of Computations. If so requested by a Holder, the Corporation shall provide to such Holder within ten (10) business days of its written request therefor a certificate of concurrence to the Schedule of Computations by the independent certified public accountants of the Corporation.

   10. Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issuable hereunder. The number of shares of Common Stock that are issuable upon any conversion shall be rounded up or down to the nearest whole share.

   11. Reservation of Stock; Conversion Default.

   (a) Reservation Requirement. So long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall be necessary for the purpose of effecting the conversion of shares of Series A Preferred Stock, which shares shall be free of preemptive rights, for the purpose of enabling the Corporation to satisfy any obligation to issue shares of its Common Stock, or other securities, upon conversion of all shares of Series A Preferred Stock pursuant hereto. The Corporation shall initially reserve a number of shares of Common Stock equal to one and one-half times the number of shares necessary to satisfy its obligations on conversion of the Series A Preferred Stock if all such shares were converted on the Issuance Date.

   (b) Default. If the Corporation: (i) notifies a Holder via facsimile or pursuant to a public disclosure, including but not limited to a press release, that the Corporation cannot or does not intend to issue shares of Common Stock upon conversion of any shares of Series A Preferred Stock; (ii) fails to effectuate a resale by a Holder because there is an insufficient number of shares covered by the Registration Statement; or (iii) fails to issue shares of Common Stock registered for resale under the Registration Statement for any reason (a "Conversion Default"), including without limitation, because the
Corporation: (x) does not have a sufficient number of shares of Common Stock or other securities authorized and available; or (y) is otherwise prohibited by applicable law or by the rules and regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities, from issuing all of the Common Stock which is to be issued to a Holder, then the Corporation shall issue as many shares of Common Stock as it is able to issue in accordance with such Holder's Conversion Notice, and with respect to the unconverted shares of Series A Preferred Stock, notify the Holder of such Conversion Default (a "Default Notice") which notice shall indicate: (I) the reason why the Corporation is unable to fully satisfy such holder's Conversion Notice; (II) the number of shares of Series A Preferred Stock which cannot be converted; and
(III) the applicable mandatory redemption price (as calculated pursuant to the terms below). Such Holder must within ten (10) business days of (i) receipt of such Default Notice or (ii) becoming aware of such Conversion Default, deliver written notice via facsimile to the Corporation ("Remedies Notice") of its election pursuant to the following provisions.

   (c) Each Holder may, upon receipt of a Default Notice and at its election:
(i) demand from the Corporation immediate redemption of its shares of Series A Preferred Stock in cash at a price equal to 130% of the Aggregate Value; (ii) if the Corporation's inability to fully convert Series A Preferred Stock is pursuant to Subparagraph (b)(ii) above, require the Corporation to issue restricted shares of Common Stock in accordance with such Holder's Conversion Notice; or (iii) void its Conversion Notice and have returned to it the unconverted shares of Series A Preferred Stock that were otherwise to be converted pursuant to such Holder's Conversion Notice. Notwithstanding the foregoing, no Remedies Notice may be delivered by a Holder subsequent to receipt by such Holder of notice from the Corporation (sent by overnight or two-day courier with a copy sent by facsimile) of the availability of sufficient shares of Common Stock or other securities to perfect conversion (a "Post-Default Conversion") of all the Series A Preferred Stock; provided that such rights as set forth herein and election as set forth in the Remedies Notice shall be reinstated if the Corporation shall thereafter fail to perfect such Post-Default Conversion by delivery of Common Stock certificates or certificates representing other securities in accordance with the applicable provisions hereof and payment of all accumulated and unpaid dividends in cash with respect thereto within five (5) business days of delivery of the notice of Post-Default Conversion.

   (d) In addition to the foregoing, upon a Conversion Default, the Holders shall have the right to receive a 2.0% reduction in the Conversion Price of the Preferred Stock (including shares of Preferred Stock for which a Conversion Notice has not yet been sent) for each thirty (30) day period (or part thereof) following a Conversion Default; provided, however, that if the Company's inability to fully convert shares of the Series A Preferred Stock is pursuant to subparagraph (b)(iii)(y) above, the Corporation shall have sixty (60) days to cure such default prior to giving rise to the right of the Holder to exercise remedies pursuant to this Paragraph 11.

   12. Taxes. The Corporation shall pay any and all taxes attributable to the issuance and delivery of Common Stock or other securities upon conversion of the Series A Preferred Stock.

   13. Voting Rights. The Holders shall have no voting rights, except as required by law, including, but not limited to, the Delaware General Corporation Law, and as expressly provided in this Certificate of Designation.

   14. Liquidation, Dissolution, Winding-Up. (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any Junior Securities, an amount per share of Series A Preferred Stock equal to the Aggregate Value (the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the Holders and any holders of Parity Securities, then each Holder and each holder of Parity Securities shall receive a ratable percentage of the Preferred Funds in accordance with the respective amounts that would be payable in full to such holder as a liquidation preference, in accordance with their respective Certificate of Designation, Preferences and Rights.

   (b) The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other person, nor the sale or transfer by the Corporation of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

   (c) No Holder shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for herein.

   15. Limitation on Number of Conversion Shares. (a) The Corporation shall not be obligated to issue any shares of Common Stock upon conversion of shares of Series A Preferred Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Corporation may issue upon conversion of the shares of Series A Preferred Stock (the "Exchange Cap") without breaching the Corporation's obligations under the rules or regulations of the Principal Market, or the market or exchange where the Common Stock is then traded, except that such limitation shall not apply in the event that the Corporation (i) obtains the approval of its stockholders as required by the
Section 5.14 of the Subscription Agreement or (ii) obtains a written opinion from outside counsel to the Corporation that such approval is not required, which opinion shall be reasonably satisfactory to the Holders of a majority of the shares of Series A Preferred Stock then outstanding. Until such approval or written opinion is obtained or such action has been taken by the required Holders of Shares of Series A Preferred Stock, no Holder shall be issued, upon conversion of shares of Series A Preferred Stock, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by
(ii) a fraction, the numerator of which is the number of shares of Series A Preferred Stock issued to such Holder pursuant to the Subscription Agreement and the denominator of which is the aggregate amount of all shares of Series A Preferred Stock issued to the Holders pursuant to the Subscription Agreement (the "Cap Allocation Amount"). In the event that any Holder shall sell or otherwise transfer any such Holder's Series A Preferred Stock, the transferee shall be allocated a pro rata portion of such Holder's Cap Allocation Amount. In the event that any Holder shall convert all of such Holder's Series A Preferred Stock into a number of shares of Common Stock which, in the aggregate, is less than such Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such Holder shall be allocated to the respective Cap Allocation Amounts of the remaining Holders of Series A Preferred Stock on a pro rata basis in proportion to the number of Shares of Series A Preferred Stock then held by each such Holder.

   (b) In no event shall a Holder be permitted to convert any shares of Series A Preferred Stock in excess of the number of such shares upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder and such Holder's "affiliates" (as defined in Rule 144 of the Act) (other than shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock or upon the exercise of the Warrants) plus (y) the number of shares of Common Stock issuable upon such conversion of such shares of Series A Preferred Stock, would be equal to or exceed (z) 4.99% of the number of shares of Common Stock then issued and outstanding, including shares issuable on conversion of the Series A Preferred Stock held by such Holder after application of this Paragraph 15(b). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted shares of Series A Preferred Stock beneficially owned by such Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as provided in the preceding sentence, for purposes of this Paragraph 15(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 15(b) applies, the determination of whether shares of Series A Preferred Stock are convertible (in relation to other securities owned by a Holder) and of which shares of Series A Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of shares of Series A Preferred Stock for conversion shall be deemed to be such Holder's determination of whether such shares of Series A Preferred Stock are convertible (in relation to other securities owned by a Holder) and of which shares of Series A Preferred Stock are convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such shares of Series A Preferred Stock at such time as such conversion will not violate the provisions of this paragraph. No conversion in violation of this paragraph but otherwise in accordance with this Certificate of Designation shall affect the status of the securities issued upon such conversion as validly issued, fully-paid and nonassessable.

   16. No Impairment. The Corporation shall not intentionally take any action which would impair the rights and privileges of the Series A Preferred Stock set forth herein or the rights of the Holders thereof.

   17. Registration Suspension. In the event that at any time or from time to time the Registration Statement is suspended or trading in the Common Stock on the Nasdaq National Market is suspended for a period of time (excluding disruptions from business announcements that result in any halt(s) in trading of not more than three (3) days on each occasion) and other suspension of trading on such market in general (each, a "Blackout Period"), the Maturity Date hereunder shall be extended for a period equal to l.5 times the number of days in such Blackout Period.

   18. Replacement Certificate. In the event that any Holder notifies the Corporation that a stock certificate evidencing shares of Series A Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series A Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, or if such Holder has previously converted shares of Series A Preferred Stock and no new certificate has been issued to such Holder in accordance with the provisions of Paragraph 6(b) hereunder, in the applicable tenor and date) to the original stock certificate evidencing the Series A Preferred Stock, provided that the Holder executes and delivers to the Corporation an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such stock certificate; provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

   19. Definitions. For purposes hereof the following definitions shall apply:

   "Act" shall mean the Securities Act of 1933, as amended.

   "Aggregate Value" shall mean for each share of Series A Preferred Stock the sum of (a) the Stated Value thereof, plus (b) accumulated but unpaid dividends thereon (whether or not earned or declared).

   "Ceiling Price" shall mean $36.00; provided, however, that if, at any time after the Issuance Date, the Corporation offers, sells, contracts to sell or otherwise issues or agrees to issue any Derivative Securities in a private placement transaction (other than pursuant to any existing stock or option or similar existing equity-based compensation plan for employees, officers, directors or consultants), with a maximum conversion price per share of Common Stock of an amount less than the Ceiling Price, then the "Ceiling Price" shall mean such lower conversion price or offer price per share for the Series A Preferred Stock not yet converted. The Ceiling Price shall also be subject to adjustment from time to time ratably for any events set forth in Paragraphs 5 and 8 hereof.

   "Closing Price" shall mean the price of one share of Common Stock determined as follows:

     (a) If the Common Stock is listed for quotation on the Nasdaq National Market or The Nasdaq SmallCap Market, the closing transaction price per share, as reported by Bloomberg, L.P. on the subject valuation date (or, if there is no closing transaction price for such date, the last closing transaction price reported prior to the valuation date);

     (b) If the Common Stock is listed on a national securities exchange, the last reported closing transaction price on such exchange on the subject valuation date (or, if there is no closing transaction price for such date, the last closing transaction price prior to the valuation date);

     (c) If neither (a) nor (b) immediately above apply, but the Common Stock is traded in the over-the-counter market on the pink sheets or the electronic bulletin board, the closing bid price on the subject valuation date; and

     (d) If none of clause (a), (b) or (c) immediately above applies, the market value as determined by a nationally recognized investment banking firm or other nationally recognized financial advisor retained in good faith by the Board of Directors of the Corporation, taking into consideration among other factors, the earnings history, book value and prospects for the Corporation, and the prices at which shares of Common Stock recently have been traded. Such determination shall be conclusive and binding on all persons.

   "Common Stock" shall mean the common stock, par value $0.01 per share, of the Corporation, and any stock into which such Common Stock may hereafter be changed.

   "Conditions to Conversion at the Corporation's Election" shall mean the following conditions: (i) on each day during the period beginning on and including the date the Registration Statement is declared effective by the SEC and ending on and including the last day of the Corporation Election Conversion Period, such Registration Statement which includes the Registrable Securities relating to the Series A Preferred Stock selected for conversion shall be effective and available for the sale of no less than all the Registrable Securities required to be included in such Registration Statement; (ii) on each day during the period beginning on the Issuance Date and ending on and including the last day of the Corporation Election Conversion Period, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on the Principal Market nor shall delisting or suspension by the Principal Market (other than suspensions of not more than one day and occurring prior to the delivery of the Corporation Election Conversion Notice due to business announcements by the Corporation) have been threatened either (A) in writing by the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; (iii) during the period beginning on the Issuance Date and ending on and including the last day of the Corporation Election Conversion Period, there shall not have occurred (A) an event constituting a Triggering Event or (B) an event that with the passage of time and without being cured would constitute a Triggering Event; (iv) the aggregate number of shares of Series A Preferred Stock selected for conversion by the Corporation as reflected in the Corporation Election Conversion Notice is at least 500; (v) during the period beginning on the Issuance Date and ending on and including the last day of the Corporation Election Conversion Period, the Corporation shall have delivered shares of Common Stock upon conversion of shares of Series A Preferred Stock and upon exercise of the Warrants to the holders thereof on a timely basis as set forth in Section 6 hereof and Sections 2(a) and 2(b) of the Warrants, respectively;
(vi) the Company otherwise shall have been in compliance in all material respects with this Certificate of Designation, the Subscription Agreement, the Warrants and the Registration Rights Agreement and shall not have breached in any material respect any provision of this Certificate of Designation, the Subscription Agreement, the Warrants or the

Registration Rights Agreement; (vii) the Company shall not have delivered a Company's Conversion Election Notice during any Company's Mandatory Conversion Period; and (viii) the Company's Election Conversion Date is not later than the date which is nine (9) months after the Issuance Date.

   "Conditions to Mandatory Conversion" shall mean the following conditions:
(i) on the Mandatory Conversion Date, the Registration Statement which includes the Registrable Securities relating to the Series A Preferred Stock selected for conversion shall be effective and available for the sale of no less than all the Registrable Securities required to be included in such Registration Statement; (ii) on the Mandatory Conversion Date, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on the Principal Market nor shall delisting or suspension by the Principal Market (other than suspensions of not more than one day and occurring prior to the delivery of the Corporation Election Conversion Notice due to business announcements by the Corporation) have been threatened either (A) in writing by the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; (iii) on the Mandatory Conversion Date, there shall not have occurred (A) an event constituting a Triggering Event or (B) an event that with the passage of time and without being cured would constitute a Triggering Event; (iv) the aggregate number of shares of Series A Preferred Stock selected for conversion by the Corporation as reflected in the Corporation Election Conversion Notice is at least 500; (v) during the period beginning on the Issuance Date and ending on and including the Mandatory Conversion Date, the Corporation shall have delivered shares of Common Stock upon conversion of shares of Series A Preferred Stock and upon exercise of the Warrants to the holders thereof on a timely basis as set forth in Section 6 hereof and Sections 2(a) and 2(b) of the Warrants, respectively; and (vi) the Company otherwise shall have been in compliance in all material respects with this Certificate of Designation, the Subscription Agreement, the Warrants and the Registration Rights Agreement and shall not have breached in any material respect any provision of this Certificate of Designation, the Subscription Agreement, the Warrants or the Registration Rights Agreement.

   "Conversion Notice" shall mean the written notice of conversion required to be delivered by a Holder to the Corporation requesting conversion of the Series A Preferred Stock into Common Stock in the form attached hereto as Exhibit 3.

   "Conversion Period Conversion Price" shall mean the lowest of the daily weighted average trading prices on the Principal Market as reported by Bloomberg, L.P. (on the VAP function) during the Valuation Period.

   "Conversion Price" shall mean (a) the Ceiling Price or (b) (i) during any Corporation Election Conversion Period, (ii) at any time after the Corporation shall have delivered a Corporation Redemption Notice or (iii) upon the occurrence of an Extraordinary Transaction, an amount that is equal to the lesser of (A) the Ceiling Price and (B) the Conversion Period Conversion Price, in each case, subject to adjustment as provided herein.

   "Conversion Rate" shall mean the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock determined by the application of the following formula where D equals the accumulated but unpaid dividends (whether or not earned or declared) for each share of Series A Preferred Stock (not previously added to the Aggregate Value pursuant to Paragraph 1 hereof) as of the Holder Conversion Date:

                              Aggregate Value + D
                              __________________
                                Conversion Price

   "Corporation Conversion Election" shall mean the Corporation's right, in its sole discretion, to require that any or all of the outstanding shares of Series A Preferred Stock be converted in accordance with Paragraph 7(a) hereof.

   "Corporation-Directed Period" shall mean the period beginning on the date which is ten (10) business days after the Registration Statement has been declared effective by the SEC and ending on and including the date which is nine (9) months after the Issuance Date.

   "Corporation Election Conversion Notice" shall mean the written notice in the form attached hereto as Exhibit 4 required to be delivered to the Holders indicating that the Corporation (i) has chosen to exercise the Corporation Conversion Election or (ii) has been required to exercise the Mandatory Conversion Election.

   "Corporation Election Conversion Period" shall mean the period selected by the Corporation pursuant to the Corporation Conversion Election Notice during which it may require conversion of the Series A Preferred Stock in accordance with Paragraph 7(a) hereof. Such period shall be not less than ten (10) business days nor more than fifty (50) business days during the Corporation-Directed Period.

   "Corporation Election Conversion Period Commencement Date" shall mean the date which is two (2) business days after the date of delivery of the Corporation Election Conversion Notice.

   "Corporation Redemption Notice" shall mean the written notice in the form attached hereto as Exhibit 2 required to be delivered by the Corporation to the Holders upon exercise by the Corporation of its right to redeem Series A Preferred Stock in accordance with Paragraph 5(c) hereof.

   "Corporation Redemption Price" shall mean the price per share of Series A Preferred Stock equal to 110% of the Aggregate Value per share of Series A Preferred Stock as of the date upon which redemption is made, plus: (i) 1% of the Aggregate Value per share of Series A Preferred Stock for each month since the Issuance Date up to a maximum per share redemption price equal to 140% of the Aggregate Value per share; and (ii) accumulated but unpaid dividends on the shares of Series A Preferred Stock being redeemed (not previously added to Aggregate Value pursuant to Paragraph 2 hereof).
   .
   "Derivative Securities" shall mean securities of the Corporation which are, directly or indirectly, convertible into or exercisable or exchangeable for Common Stock.

   "Dividend Notice" shall mean written notice from the Corporation to the Holders stating the then Aggregate Value of the shares of Series A Preferred Stock in accordance with Paragraph 2(c) hereof which notice shall be delivered to each Holder within ten (10) calendar days after the applicable Dividend Payment Date to which such notice refers.

   "Dividend Payment Date" shall mean the last day of March, June, September and December of each year.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   "Holder" shall mean the person in whose name the shares of Series A Preferred Stock is recorded on the Preferred Stock Register.

   "Holder Conversion Date" shall mean the effective date of conversion of the Series A Preferred Stock into Common Stock, which shall be the date on which the Corporation receives by facsimile the Conversion Notice.

   "Issuance Date" shall mean January 13, 2000.

   "Junior Securities" shall mean equity securities of the Corporation, including the Common Stock, to which the Series A Preferred Stock ranks senior with respect to dividend rights and preferences as to distributions and payments upon liquidation, dissolution, winding up or otherwise of the Corporation.

   "Mandatory Conversion Date" shall mean that date selected by the Corporation to require conversion of the Series A Preferred Stock pursuant to exercise of its Mandatory Conversion Election, which date shall not be less than thirty (30) days nor more than sixty (60) days after delivery of the Corporation Election Conversion Notice relating to such mandatory conversion.

   "Mandatory Conversion Election" shall mean the Corporation's right in its sole discretion, at such time as the Closing Price is greater than the Mandatory Conversion Price, to require conversion of the Series A Preferred Stock in accordance with Paragraph 7(b) hereof.

   "Mandatory Conversion Price" shall mean that price per share which is equal to 150% of the Ceiling Price.

   "Maturity Date" shall mean that date which is five (5) years from the Issuance Date or such later date to which such date has been extended pursuant to Paragraph 17 hereof.

   "Parity Securities" shall mean equity securities of the Corporation which rank on parity with the Series A Preferred Stock with respect to dividend rights and preferences as to distributions and payments upon liquidation, dissolution, winding up or otherwise of the Corporation.

   "Person" means and includes an individual, a partnership, a joint venture, a corporation, a company, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

   "Preferred Stock Register" shall mean the records of the Corporation and/or the Transfer Agent regarding registration and transfer of the Series A Preferred Stock.

   "Principal Market" shall mean the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, then the principal securities exchange or trading market for the Common Stock.

   "Pro Rata Conversion Amount" shall mean the amount of shares of Series A Preferred Stock owned by each Holder based on the Stated Value of the shares of Series A Preferred Stock owned by a Holder relative to the total Stated Value of the number of shares of Series A Preferred Stock then outstanding.

   "Redemption Notice" shall mean the written notice in the form attached hereto as Exhibit 1 required to be delivered via facsimile to the Corporation by a Holder electing redemption of such Holder's securities pursuant to Paragraphs 5(a) and 5(b) hereof.

   "Registrable Securities" shall have the meaning ascribed to such term in the Registration Rights Agreement.

   "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the Issuance Date, by and among the Corporation and the purchasers of the Series A Preferred Stock named therein.

   "Registration Statement" shall mean the registration statement filed by the Corporation with the SEC relating to the resale of the shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock.

   "Schedule of Computations" shall mean the schedule detailing the computations of certain adjustments which is required to accompany the written notice of adjustment required to be delivered by the Corporation to Holders pursuant to Paragraph 9 hereof.

   "SEC" shall mean the Securities and Exchange Commission and any successor entity thereto.

   "Subscription Agreement" shall mean the Subscription Agreement, dated as of the Issuance Date, by and among the Corporation and the Persons named therein subscribing for shares of Series A Preferred Stock.

   "Transfer Agent" shall mean American Stock Transfer and Trust Company.

   "Triggering Event" shall mean the occurrence of any of the following events:

     (a) the Common Stock is either delisted or suspended from trading on the Nasdaq National Market, The Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five
  (5) consecutive trading days, or any such delisting or suspension is threatened in writing or pending (excluding disruptions from business announcements that result in any halt(s) in trading of not more than three
  (3) days on each occasion) and other than as a result of the suspension of trading in securities on such market in general; or

     (b) (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to the date that is 150 days from the Issuance Date, or (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the shares of Series A Preferred Stock for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten
  (10) consecutive trading days or for more than an aggregate of thirty (30) trading days in any 365-day period; or

     (c) notice by the Corporation or by the Corporation's transfer agent to any holder of shares of Series A Preferred Stock, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any shares of Series A Preferred Stock into shares of Common Stock that are tendered in accordance with the provisions of this Certificate of Designation; or

     (d) a Conversion Default; or

     (e) a Holder has not received all of the shares of Common Stock to which such Holder is entitled prior to the tenth business day after the date of receipt by the Corporation of a Conversion Notice; or

     (f) the Company shall not have complied with Section 5.14 of the Subscription Agreement or shall not have received the requisite stockholder approval at the stockholder meeting contemplated by Section 5.14 of the Subscription Agreement; or

     (g) the Corporation shall not be in compliance with or shall have breached any of the provisions of this Certificate of Designation, the Subscription Agreement, the Warrants, the Registration Rights Agreement or any other document, certificate, agreement or other instrument delivered in connection with the transactions contemplated hereby and thereby.

   "Valuation Period" shall mean the ten (10) trading days immediately preceding and including the Holder Conversion Date or the redemption date set forth in the Redemption Notice, subject to adjustment from time to time ratably for any events set forth in Paragraph 9 hereof that occur during such ten (10) trading day period.

   "Warrants" shall mean the warrants to purchase shares of Common Stock issued by the Corporation in connection with the issuance of the Series A Preferred Stock.

                  [Remainder of Page Intentionally Left Blank]

   IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be duly executed by an officer thereunto duly authorized this 13th day of January, 2000.

                                          XCEED, INC.

                                                     /s/ Werner Haase
                                          By: _________________________________
                                            Name: Werner Haase
                                            Title: Chief Executive Officer

                                   EXHIBIT 1

                            HOLDER REDEMPTION NOTICE

   Reference is made to the Certificate of Designation, Preferences and Rights (the "Certificate of Designation") of Xceed, Inc., a Delaware corporation (the "Corporation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to have the Corporation redeem the number of shares of Series A Cumulative Convertible Preferred Stock, par value $0.05 per share (the "Series A Preferred Stock"), of the Corporation, indicated below by tendering the stock certificate(s) representing the share(s) of Series A Preferred Stock specified below as of the date specified below.

   Date of Redemption:
                                             ----------------------------------
   Number of shares of
   Series A Preferred Stock to be redeemed:
                                             ----------------------------------
   Stock certificate no(s). of
   Series A Preferred Stock to be redeemed:
                                             ----------------------------------

Please confirm the following information:

   Redemption Price:
                                             ----------------------------------

   The undersigned holder hereby represents, warrants and reaffirms to the Corporation, as of the date hereof, the accuracy of the representations and warranties made by it in Article 2 of the Subscription Agreement dated January
13, 2000 executed by the undersigned and accepted by the Corporation.

   Please issue any check drawn on an account of the Corporation into which the Series A Preferred Stock are being redeemed, and, if applicable, issue any shares of Series A Preferred Stock, in the following name and to the following address:

   Pay to:
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
   Facsimile Number:
                                             ----------------------------------
   Authorization:
                                             ----------------------------------
                                          By:__________________________________
                                          Title:_______________________________
   Dated:
                                             ----------------------------------

                                   EXHIBIT 2

                         CORPORATION REDEMPTION NOTICE

   Reference is made to the Certificate of Designation, Preferences and Rights (the "Certificate of Designation") of Xceed, Inc., a Delaware corporation (the "Corporation"). In accordance with and pursuant to the Certificate of Designation, the Corporation hereby elects to redeem the number of shares of Series A Cumulative Convertible Preferred Stock, par value $0.05 per share (the "Series A Preferred Stock"), of the Corporation in accordance with the information set forth below. Please tender the stock certificate(s) representing the share(s) of Series A Preferred Stock specified below as of the Redemption Date.

   Date of Redemption:
                                  -------------------------------------------
   Corporation Redemption Price:
                                  -------------------------------------------
                                          XCEED, INC.


                                          By: _________________________________
                                            Name:
                                            Title:

   Dated:
                                  -------------------------------------------

                                   EXHIBIT 3

                            HOLDER CONVERSION NOTICE

Reference is made to the Certificate of Designation, Preferences and Rights (the "Certificate of Designation") of Xceed, Inc., a Delaware corporation (the "Corporation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to have the Corporation convert the number of shares of Series A Cumulative Convertible Preferred Stock, par value $0.05 per share (the "Series A Preferred Stock"), of the Corporation, indicated below into shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Series A Preferred Stock specified below as of the date specified below.

   Date of Conversion:
                                              ---------------------------------
   Number of Shares of
   Series A Preferred Stock to be converted:
                                              ---------------------------------
   Stock certificate no(s). of
   Series A Preferred Stock to be converted:
                                              ---------------------------------

Please issue the Common Stock and, if applicable, any check drawn on an account of the Corporation into which the Series A Preferred Stock are being converted in the following name and to the following address:

   Issue to:
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
   Facsimile Number:
                                              ---------------------------------
   Authorization:
                                              ---------------------------------
                                          By:__________________________________
                                          Title:_______________________________
   Dated:
                                              ---------------------------------

                                   EXHIBIT 4

                     CORPORATION ELECTION CONVERSION NOTICE

   Reference is made to the Certificate of Designation, Preferences and Rights (the "Certificate of Designation") of Xceed, Inc., a Delaware corporation (the "Corporation"). In accordance with and pursuant to the Certificate of Designation, the Corporation hereby elects to have the Holders convert the number of shares of Series A Cumulative Convertible Preferred Stock, par value $0.05 per share (the "Series A Preferred Stock"), of the Corporation, having an Aggregate Value indicated below into shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Corporation.

   Aggregate Value of the Series
   A Preferred Stock selected for
   conversion:
                                   -------------------------------------------
   [Corporation Election
   Conversion Period:
     From:
                                   -------------------------------------------
     To:
                                   -------------------------------------------
   Corporation Election
   Conversion Period Commencement
   Date:                           _______________________________________]/1/
   -or-
   [Mandatory Conversion Date      _______________________________________]/2/
   Holder's Pro Rata Conversion
   Amount:
                                   -------------------------------------------

                                          XCEED, INC.


                                          By: _________________________________
                                            Name:
                                            Title:

   Dated:
                                   -------------------------------------------


--------
/1/If conversion is made pursuant to Section 8(a).
/2/If conversion is made pursuant to Section 8(b).

                                                                       Exhibit D

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                              WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                                  XCEED, INC.

                            Expires January 13, 2005

No. W-                                                        New York, New York
                                                                January 13, 2000

FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, XCEED, INC., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that

                             HFTP INVESTMENT L.L.C.

or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 61,091 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable common stock, par value $0.01 per share, of the Issuer (the "Common Stock"), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in
Section 7 hereof.

   1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 p.m., New York City time, on January 13, 2005 (such period being the "Term"). Prior to the end of the Term, the Issuer will not take any action which would terminate the Warrants.

   2. Method of Exercise; Payment; Issuance of New Warrant; Registration; Transfer and Exchange.

   (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

   (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal executive office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check, (ii) if the Per Share Market Value is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, by receiving shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal executive office of the Company together with the properly endorsed Subscription Form annexed hereto and notice of such election in which event the Company shall issue to the Warrantholder a number of shares of Common Stock computed using the following formula:

         X = Y(A-B)
             ------
               A
   Where X = the number of shares of Common Stock to be issued to the Holder
         Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
         A = the Per Share Market Value of one share of the Common Stock (at the date of such calculation)
         B = Warrant Price (as adjusted to the date of such calculation),

or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause
(ii) of this subsection (b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof and containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender.

   (c) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and the Issuer shall use its best efforts to deliver to the Holder hereof within a reasonable time, not exceeding three Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been cancelled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

   (d) Registration. The Warrants shall be numbered and shall be registered in a Warrant register (the "Warrant Register"). The Issuer shall be entitled to treat the registered holder of any Warrant on the Warrant Register (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or are to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith. The Warrants shall be registered initially in the name of Holder as set forth in the first sentence of this Warrant in such denominations as Holder may request in writing to the Issuer.

   (e) Transfer of Warrant. Until such time as the shares of Warrant Stock issuable hereunder shall have been the subject of registration and are covered by an effective registration statement under the Securities Act, or there is available (in the opinion of counsel to the Issuer or counsel to the Holder, acceptable to the Issuer) an exemption from the registration requirements of the Securities Act, the Warrants shall not be sold, transferred, assigned or hypothecated, in part or in whole (other than by will or pursuant to the laws of descent and distribution), and then only to registered assigns of the Holder and thereafter only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Issuer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Issuer in its discretion. Upon any registration of transfer, the Issuer shall deliver a new Warrant or Warrants to the persons entitled thereto. The Warrants may be exchanged at the option of the Holder thereof for another Warrant, or other Warrants, of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock upon surrender to the Issuer or its duly authorized agent. Notwithstanding the foregoing, the Issuer shall have no obligation to cause Warrants to be transferred on its books to any person if such transfer would violate the Securities Act.

   (f) Compliance with Securities Laws.

     (i) The Holder of this Warrant, by acceptance hereof, acknowledges that neither this Warrant nor the shares of Warrant Stock to be issued upon exercise hereof have been registered under the Securities Act and have been offered and sold by the Issuer in reliance upon exemption from the registration provisions of the Securities Act and the Holder represents that such securities are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

     (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     (iii) The restrictions imposed by this subsection (f) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legends required by paragraph (ii) above relating to the Securities Act and state securities laws.

   (g) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

   3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

   (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance and payment in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

   (b) Payment of Taxes. The Issuer will pay all documentary stamp taxes, if any, attributable to the issuance of Warrant Stock; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Stock in a name other than that of the Holder of Warrants in respect of which such Warrant Stock is issued.

   (c) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. The transfer agent for the Common Stock (the "Transfer Agent"), and every subsequent transfer agent, if any, for the Warrant Stock will be irrevocably authorized and directed at all times until the end of the Term to reserve such number of authorized and unissued shares of Common Stock as shall be required for such purpose. The Issuer will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for the Issuer's securities issuable upon the exercise of the Warrants. The Issuer will supply the Transfer Agent or any subsequent transfer agent with duly executed certificates for such purpose and will itself provide or otherwise make available any cash which may be distributable as provided in Section 6 of this Agreement. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of Shares that have been issued upon the exercise of such Warrants. No shares of Common Stock shall be subject to reservation in respect of unexercised Warrants subsequent to the end of the Term. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

   (d) Covenants. The Issuer shall not by any action including, without limitation, amending the certificate of incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the certificate of incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

   (e) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

   (f) Rights and Obligations under the Registration Rights Agreement. This Warrant and the Warrant Stock are entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of even date herewith between the Issuer and the Holders listed on the signature pages thereof (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its principal executive office and shall furnish, without charge, copies thereof to the Holder upon request.

   4. Adjustment of Warrant Price and Warrant Share Number. The number and kind of Securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

       (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled, upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, or is redeemed in connection with such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments and increases (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Section 4 hereof.

       (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant: (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant); and (B) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a).

     (b) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

     (c) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

        (i) Stock Dividends. Pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

       (ii) Other Dividends. Pay a dividend on, or make any distribution of its assets upon or with respect to (including, but not limited to, a distribution of its property as a dividend in liquidation or partial liquidation or by way of return of capital), the Common Stock (other than as described in clause (i) of this subsection (c)), or in the event that the Issuer shall offer options or rights to subscribe for shares of Common Stock, or issue any Common Stock Equivalents, to all of its holders of Common Stock, then on the record date for such payment, distribution or offer or, in the absence of a record date, on the date of such payment, distribution or offer, the Holder shall receive what the Holder would have received had it exercised this Warrant in full immediately prior to the record date of such payment, distribution or offer or, in the absence of a record date, immediately prior to the date of such payment, distribution or offer.

     (d) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections
  (a) through (c) of this Section 4), at a price per share less than the lower of (x) the Warrant Price then in effect or (y) the Per Share Market Value then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to the price (rounded to the nearest cent) determined by multiplying the Warrant Price then in effect by a fraction:

     (i) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the greater of the Per Share Market Value then in effect and the Warrant Price then in effect; and

     (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

  The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or (y) no adjustment was required pursuant to subsection (e) of this
  Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.01 per share or more, provided that upon any adjustment of the Warrant Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the Warrant Price.

     (e) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the lower of (w) the Warrant Price then in effect or (x) the Per Share Market Value then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the lower of (y) the Warrant Price or (z) the Per Share Market Value in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Issuer for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e). If no adjustment is required under this subsection (e) upon issuance of any Common Stock Equivalent or once an adjustment is made under this subsection (e) based upon the Per Share Market Value in effect on the date of such adjustment, no further adjustment shall be made under this subsection (e) based solely upon a change in the Per Share Market Value after such date.

     (f) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value then in effect, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection
  (f), the date as of which the Per Share Market Value shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (f), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

     (g) Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in Section 4:

       (i) Computation of Consideration. The consideration received by the Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the, time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

       (ii) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Issuer.

       (iii) Outstanding Common Stock. The number of shares of Common Stock at any time outstanding shall (A) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (B) be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding

    Common Stock Equivalents or any other evidences of indebtedness, shares of Capital Stock (including, without limitation, the Preferred Stock) or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock.

     (h) Adjustment of Warrant Share Number. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 4, the Warrant Share Number shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the Warrant Share Number immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this Section 4 would not be validly issued, the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

     (i) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

   5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big five" selected by the Holder, provided that the Issuer shall have ten days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

   6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

   7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

     "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except:
  (i) Warrant Stock; (ii) any shares of Common Stock issuable upon conversion of the Preferred Stock pursuant to the Preferred Stock Certificate of Designation; (iii) any shares of Common Stock issuable pursuant to or in connection with exercise of (A) any Convertible Security or (B) any other Common Stock Equivalent, outstanding on the date hereof; (iv) any shares of Common Stock issuable pursuant to or in connection with any business acquisitions, mergers, consolidations or other corporate combinations or transactions heretofore or hereafter undertaken by the Issuer in which the Issuer is the surviving entity (including, without limitation, shares issuable under Common Stock Equivalents that may be issued pursuant to or in connection with any of the foregoing transactions); (v) any shares of Common Stock issuable pursuant to or in connection with any stock option or other similar plan of the Issuer pursuant to which the Issuer issues Common Stock to its officers, directors and employees; and (vi) any shares of Common Stock issued in an underwritten public offering of securities by the Issuer.

     "Board" shall mean the Board of Directors of the Issuer.

     "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

     "Common Stock" means the Common Stock, $0.01 par value, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

     "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

     "Convertible Securities" means evidences of indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

     "Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

     "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

     "Independent Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

     "Issuer" means Xceed, Inc., a Delaware corporation, and its successors.

     "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

     "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

     "Original Issue Date" means January 13, 2000.

     "Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

     "Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

     "Per Share Market Value" means on any particular date (a) the closing price per share of the Common Stock on such date on the Nasdaq National Market, The Nasdaq SmallCap Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the Nasdaq National Market, The Nasdaq SmallCap Market or any registered national stock exchange, the closing price for a share of Common Stock in the over-the-counter market, as reported by NASDAQ or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

     "Preferred Stock" means the Issuer's Series A Cumulative Convertible Preferred Stock, $0.05 par value and stated value $1,000 per share.

     "Preferred Stock Certificate of Designation" means the Certificate of Designation, Powers, Preferences and Rights of the Preferred Stock adopted by the Board on January 13, 2000.

     "Registration Rights Agreement" has the meaning specified in Section 3(f) hereof.

     "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

     "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

     "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq National Market, The Nasdaq SmallCap Market or other registered national stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq National Market, The Nasdaq SmallCap Market or any registered national stock exchange, a day or which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     "Term" has the meaning specified in Section 1 hereof.

     "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

     "Warrants" means the Warrants issued and sold pursuant to the Subscription Agreement, dated January 13, 2000, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of
  Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

     "Warrant Price" means $50.10, as such price may be adjusted from time to time as shall result from the adjustments specified in Section 4 hereof.

     "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

     "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

   8. Other Notices. In case at any time:

     (A) the Issuer shall make any distributions to the holders of Common Stock; or

     (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or of any Common Stock Equivalents or Convertible Securities or other rights; or

     (C) there shall be any reclassification of the Capital Stock of the Issuer; or

     (D) there shall be any capital reorganization by the Issuer; or

     (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

     (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Issuer shall give to the Holder notice of all meetings and actions by written consent of its stockholders, at the same time in the same manner as notice of any meetings of stockholders is required to be given to stockholders who do not waive such notice (or, if such requires no notice, then two Trading Days written notice thereof describing the matters upon which action is to be taken). The Holder shall have the right to send two representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

   9. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this
Section 9 without the consent of the Holder of this Warrant.

   10. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

   11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

       Xceed, Inc.
       488 Madison Avenue
       New York, New York 10022
       Attention: Werner Haase
       Facsimile No.: (212) 758-4385

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Holder shall be sent to Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York New, York 10038-4982,
Attention: James R. Tanenbaum, facsimile no.: (212) 806-6006. Copies of notices to the Issuer shall be sent to Akin, Gump, Strauss, Hauer & Feld, LLP,
Attention: Victoria A. Baylin, facsimile no.: (202) 887-4288.

   12. Warrant Agent. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

   13. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

   14. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

   15. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

   16. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                        XCEED, INC.

                                        By: ___________________________________
                                           Name: Werner Haase
                                           Title: Chief Executive Officer

                             SUBSCRIPTION AGREEMENT
                  (To be signed only upon exercise of Warrant)

To XCEED, INC.:

   The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, /1/ shares of Common Stock of XCEED, INC. and herewith (a) makes payment of $ therefor, or (b) exercises Warrants with a Per Share Market
Value of $   . The undersigned requests that the certificates for such shares
be issued in the name of, and delivered to,           , whose address is
          .

Dated: _____________________, 20          _____________________________________
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the
                                          Warrant)

                                          _____________________________________
                                          (Address)


--------
/1/Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercise), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   ASSIGNMENT
                  (To be signed only upon transfer of Warrant)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock of XCEED, INC. covered thereby set forth hereinbelow unto:

Name of
Assignee          Address          No. of Shares
--------          -------          -------------


Dated: ____________________, 20           _____________________________________
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the
                                          Warrant)

                                          _____________________________________
                                          (Address)

Signed in the presence of:

_____________________________________
I.

                                                                       Exhibit E

                         REGISTRATION RIGHTS AGREEMENT

   This REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") entered into as of January 13, 2000, by and among the Subscribers set forth on the signature pages hereof (each, a "Subscriber," and collectively, the "Subscribers") and Xceed, Inc., a Delaware corporation, with offices at 488 Madison Avenue, New York, New York 10022 (the "Company").

                                  WITNESSETH:

   WHEREAS, pursuant to the Subscription Agreement, dated as of the date hereof (the "Agreement"), by and among the Company and the Subscribers, the Company has agreed to sell and the Subscribers have agreed to purchase up to Thirty Thousand (30,000) shares of Series A Cumulative Convertible Preferred Stock, par value $.05 per share (the "Preferred Stock"), of the Company at a purchase price of $1,000 per share, with such other rights and preferences as are set forth in the Certificate of Designation, Preferences and Rights of the Preferred Stock (the "Certificate");

   WHEREAS, the Preferred Stock is convertible into shares of the Company's common stock, par value $.01 per share (the "Underlying Common Shares"); and

   WHEREAS, pursuant to the terms of, and in partial consideration for, the Subscribers' purchase of the Preferred Stock, the Company has agreed to provide the Subscribers with certain registration rights with respect to Underlying Common Shares and any shares of the Company's common stock underlying warrants (the "Warrants") issued to the Subscribers on the date hereof (such shares are referred to as the "Underlying Warrant Shares," and, together with the Underlying Common Shares, the "Shares") as set forth in this Registration Rights Agreement.

   NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this Registration Rights Agreement, the Company and the Subscribers agree as follows:

   1. Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings, and terms not otherwise defined herein shall have their respective meanings as assigned to them in the Agreement:

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Filing Date" means April 1, 2000.

     "Holder" means the applicable Subscriber and any transferee of the Warrants, the Preferred Stock, Shares or other Registrable Securities (as defined herein), to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with
  Section 13 of this Registration Rights Agreement.

     "Person" means and includes an individual, a partnership, a joint venture, a corporation, a company, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Prospectus" means any prospectus relating to the Shares as filed with the Commission pursuant to Rule 424(b) under the Securities Act or, if no such filing is required, any form of final prospectus relating to the Shares included in the Registration Statement, as the case may be, at the time the Registration Statement is declared effective by the Commission, in either case, including all amendments and supplements to such prospectus or Registration Statement, including post-effective amendments, and all material, if any, incorporated by reference therein.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" means all expenses incurred by the Company in connection with the registration, qualification or compliance with Section 2 of this Registration Rights Agreement, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to Holders relating directly to review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration. With respect to fees and expenses of counsel to the Holders, Registration Expenses shall include only fees and disbursements for one (1) designated counsel for all the Holders of Preferred Stock, which counsel shall be reasonably acceptable to the Company.

     "Registration Statement" means any Piggyback Registration Statement, the Shelf Registration Statement and any additional registration statements contemplated by Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

     "Registrable Securities" means any Shares or other securities issued or issuable to the Holder upon the conversion of any Preferred Stock or exercise of the Warrants.

     "Regulation D" means Regulation D as promulgated pursuant to the Securities Act, and as it may be subsequently amended.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Selling Expenses" means all brokerage fees, underwriting discounts and selling commissions applicable to the offer and sale of Registrable Securities and all fees and disbursements of counsel for Holders not included under "Registration Expenses."

   2. Registration Requirements. The Company shall use its diligent best efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holders under a broad-based plan of distribution reasonably acceptable to the Holders. Such best efforts by the Company shall include, without limitation, the following:

     (a) Piggy-Back Registration. For so long as any shares of Preferred Stock, Warrants or any Registrable Securities are outstanding but in no event for more then two years following the Filing Date, if at any time when there is not an effective Registration Statement covering the Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than a registration statement on Form S-4 or Form S-8 (each as promulgated under the Securities Act) and including any successor forms or their then equivalents relating to equity securities (each, a "Piggyback Registration Statement"), the Company shall send to each Holder of Registrable Securities written notice of such determination (the "Registration Notice") and, if within thirty (30) days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will cause to be included in the Piggy-Back Registration Statement all Registrable Securities which the Company has been so requested to include by the Holder, provided that if at any time after giving the Registration Notice and prior to the effective date of the Piggy-Back Registration Statement, the Company shall determine for any reason not to proceed or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon:
  (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in accordance with Section 3 hereof); and (ii) in the case of a determination to delay registration, shall be permitted to delay registration of any Registrable Securities requested to be included pursuant to this Section 2(a) for the same period as the delay in registration of the other securities included in the Piggy-Back Registration Statement. The Company shall include in the Piggy-Back Registration Statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to include in the Piggy-Back Registration Statement the number of Registrable Securities held by a Holder that are eligible for sale pursuant to Rule 144 under the Securities Act. In the event that the Piggy-Back Registration Statement relates to an underwritten public offering, if the managing underwriter(s) determines that marketing factors require limitation or exclusion of the Registrable Securities and objects to the inclusion of the Registrable Securities in the Piggy-Back Registration Statement, then if the Company (after consultation with the managing underwriter(s)) determines to include in the Piggy-Back Registration Statement fewer or none of the Registrable Securities of the Holders, then the number of Registrable Securities of the Holders, to the extent permitted to be included in the Piggy-Back Registration Statement, shall be reduced pro-rata among such Holders (based upon the total number of Registrable Securities requested by the Holders to be included in the Piggy-Back Registration Statement); provided, however, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other Persons (other than the Company). To the extent that Registrable Securities of a Holder are included in a Piggy-Back Registration Statement that relates to an underwritten public offering, the right of such Holder to have its Registrable Securities included therein shall be conditioned upon such Holder's participation in and agreement with the terms of such underwriting. Each Holder shall (together with the Company and such other Persons including securities in the Piggy-Back Registration Statement) enter into an underwriting agreement in customary form with the underwriter(s) and shall use such Holder's commercially reasonable efforts to prepare and provide all documents and opinions required to be delivered thereunder in respect of their participation as selling securityholders in the subject offering. In connection with the foregoing, the Company and the Holder's shall also comply with the provisions of Section 2(e) below. In the event that the managing underwriter(s) permits inclusion of a Holder's Registrable Securities, such Holder may be prohibited from selling other Registrable Securities for a period of time following the effective date of the Piggy-Back Registration Statement as required by the underwriter(s), such period not to exceed 90 days from the effective date of the Piggy-Back Registration Statement.

     (b) Additional Registration. Not later than the Filing Date, the Company shall file: (i) a registration statement on Form S-3 with the Commission pursuant to Rule 415 under the Securities Act covering the Registrable Securities (the "Shelf Registration Statement"); (ii) such blue sky filings as shall be necessary (based upon the determination of counsel to the Company or counsel to the Holders reasonably acceptable to the Company) to enable the Holders to resell their Registrable Securities in such jurisdictions as they reasonably request in writing; and (iii) any required filings with the National Association of Securities Dealers, Inc., the Nasdaq National Market or such other exchange or market on which the Shares are traded. Thereafter, the Company shall use its best efforts to: (i) respond timely to all comments received from the Commission on the Shelf Registration Statement and/or any documents incorporated by reference therein; and (ii) cause such Shelf Registration Statement and any filings incorporated therein to be declared effective as promptly as practicable but in no event later than 60 days from the Filing Date. If an additional Registration Statement is required to be filed because the actual number of Registrable Securities exceeds the number of shares of Common Stock included in the Shelf Registration Statement or the Piggy-Back Registration Statement, the Company shall use its best efforts to cause an additional

  Registration Statement (the "Additional Registration Statement") to be filed and declared effective by the Commission as soon as possible, but in no event later than 60 days after the filing thereof.

     (c) The Company and the Subscribers agree that the Holders will suffer damages if one or more Registration Statements covering all of the Registrable Securities are not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the 90th day after the Filing Date and maintained in the manner contemplated herein during the Effectiveness Time or if certain other events occur. The Company and the Holders further agree that it would not be feasible at this time to ascertain the extent of such damages with precision. Accordingly, if: (i) one or more Registration Statements covering all of the Registrable Securities are not filed with the Commission on or prior to the Filing Date; (ii) after 90 days from the Filing Date, such Registration Statement or Statements have not been declared effective by the Commission; or (iii) in the event that filing of the Additional Registration Statement is necessary, and the Additional Registration Statement is not declared effective with the time periods set forth in Section 2(b) (any such failure or breach, being referred to as an "Event," and the date following expiration of the applicable time periods on which such Event occurs, being referred to as "Event Date"), and such Event is in no manner the result of action or inaction on the part of a Subscriber or Subsequent Holder, the Holders shall have, in addition to, and without limiting, any other rights they may have at law, in equity or under the Certificate, the Agreement or this Registration Rights Agreement (including the right to specific performance), the right to receive cash payment from the Company, as liquidated damages, in an amount equal to 1.5% of the Aggregate Value (as defined in the Certificate) of the shares of Preferred Stock held by such Holder plus the Aggregate Value of any shares of Preferred Stock that have been converted to the extent any of the Underlying Common Shares issued upon such conversion have not been sold (or previously included in a Registration Statement in the case of an Event arising in connection with an Additional Registration Statement), for each 30-day period (or portion thereof) from the Event Date until the applicable Event is cured. Payments to be made pursuant to this Section 2(c) shall be due and payable immediately upon demand in immediately available funds. In addition to the foregoing, if at any time after 120 days from the Filing Date, one or more Registration Statements covering all of the Registrable Securities have not been declared effective by the Commission, then upon demand of any Holder, the Company shall redeem all or any specified portion of the Preferred Stock held by such Holder at a redemption price equal to 125% of the Aggregate Value (as defined in the Certificate) thereof, together with all other payments due under this Section 2, the Certificate and the Agreement.

     (d) If the Holders intend to distribute the Registrable Securities covered by the Registration Statement by means of an underwritten offering, the Holders shall so advise the Company. The Holders will have the right to select the investment bankers for such underwriting subject to such investment bankers being reasonably satisfactory to the Company. If, in the opinion of the managing underwriter of such offering, the inclusion of the Registrable Securities requested to be registered hereunder would adversely affect the marketing of such shares, after any shares otherwise intended to be included by the Company or other holders of Common Stock have been excluded, Registrable Securities to be included by the Holders shall be excluded in such manner that the Registrable Securities to be included shall be allocated among such Holders pro rata based on their ownership of Registrable Securities.

     (e) In the event that the Registrable Securities are included in a Registration Statement relating to an underwritten offering:

       (i) the Company and the Holders shall enter into such customary agreements (including a customary underwriting agreement) with the underwriter(s) and take all such other actions reasonably requested in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities.

       (ii) the Company and the Holders shall make such representations and warranties to the Holders (with respect to the Company), to the Company (with respect to the Holders) and to the underwriter(s), in form, substance and scope as are customarily made in secondary underwritten offerings;

       (iii) the Company shall cause to be delivered to the Holders of Registrable Securities included in the underwritten offering and to the underwriter(s) opinions of counsel to the Company, dated as of the effective date of the Registration Statement (which counsel and opinions, shall be reasonably satisfactory in form, scope and substance to the managing underwriter(s) and counsel of the Holders), addressed to the Holders and the underwriter(s) covering the matters customarily covered in opinions requested in secondary underwritten offerings;

       (iv) the Company shall cause to be delivered, immediately prior to the effectiveness of the Registration Statement, a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and the underwriter(s) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings;

       (v) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Sections 6 and 7 with respect to all parties to be indemnified pursuant to such sections;

       (vi) the Company and the Holders shall deliver such documents and certificates as may be reasonably requested by the underwriter(s) to evidence compliance with clause (ii) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company in connection with such underwritten offering; and

       (vii) the Holders shall use their reasonable commercial efforts to timely prepare and provide all information, documentation and opinions addressed to the underwriter(s), in form, scope and substance reasonably satisfactory to counsel to the underwriter(s) as customarily required in secondary underwritten offerings.

     (f) The Company shall make available for inspection during normal business hours and upon reasonable request by a representative or representatives of the Holders, the underwriter(s) participating in a proposed underwritten offering pursuant to a Registration Statement, and the attorney and/or accountant retained by such Holders or underwriter(s), customary financial and other records for such purposes, pertinent corporate documents and properties of the Company, and use its best efforts to cause the Company's officers, directors and employees to supply information reasonably and customarily requested in connection with such an underwritten offering, in the case of an underwriting, and, in any event, in connection with preparation of such a Registration Statement. The Holders (and each representative, accountant and counsel thereto) shall keep all information deemed by the Company to be "non-public" information which is supplied to the Holders (and any representative, accountant and counsel thereto) confidential unless and until such information is included in the Registration Statement filed with the Commission.

   3. Expenses of Registration. All Registration Expenses shall be borne by the Company and all Selling Expenses shall be borne by the Holders.

   4. Registration on Form S-3. The Company shall use its best efforts to qualify under the Securities Act for registration on Form S-3 or any comparable or successor form or forms.

   5. Registration Procedures. In the case of each Registration Statement (other than a Piggyback Registration Statement) filed by the Company pursuant to this Registration Rights Agreement, the Company shall keep the Holders advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company shall use its best efforts to:

     (a) Keep such Registration Statement continuously effective for the period ending at the earlier of the following: (i) twenty four (24) months after the effective date of the Registration Statement (as such time period is extended pursuant to Section 5A hereof), (ii) the time the Holders have completed their distribution of the Shares; or (iii) the time all of the Registrable Securities are eligible for distribution to the public by the Holder pursuant to Rule 144 under the Securities Act (or any similar provision then in force) (the earliest of (i), (ii) and (iii) being referred to as the "Effectiveness Time");

     (b) Furnish such number of prospectuses, and amendments and supplements thereto, and other documents incident thereto as any Holder from time to time may reasonably request;

     (c) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

     (d) Promptly notify each Holder of Registrable Securities included in the Registration Statement, counsel for the Holders and the managing underwriters, if any, promptly, and (if reasonably requested by any such Person) confirm such notice (a "Notice") in writing: (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purposes; (iv) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 2(d) cease to be true and correct; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (vi) of the happening of any event as a result of which the Prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading; and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

     (e) Upon the occurrence of any event contemplated by Section 5(d)(ii) through (vii) and immediately upon the expiration of any Blocking Period (as defined in Section 5A), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that the Prospectus thereafter delivered to the purchasers of the Registrable Securities being sold thereunder will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading;

     (f) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

     (g) To the extent applicable or otherwise required to enable the Holders to resell their Registrable Securities, ensure that the Registrable Securities subject to the Registration Statement shall be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as the Holder(s) or underwriter(s), if any, reasonably request in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things reasonably necessary or advisable (based on the opinion of counsel to the Company or counsel, reasonably acceptable to the Company, of the Holders or the underwriter(s), as the case may be) to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;

     (h) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by the National Association of Securities Dealers, Inc. as may be necessary to enable the Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution; and

     (i) Cause all Registrable Securities included in such Registration Statement to be listed, by the date of first sale of Registrable Securities pursuant to such Registration Statement, on the Nasdaq National Market, The Nasdaq SmallCap Market or such other principal securities exchange or automated interdealer system on which the same class of securities of the Company are then listed or traded.

   5A. Suspensions of Effectiveness.

   (a) The Company may suspend dispositions under the Registration Statement and notify the Holders that they may not sell the Registrable Securities pursuant to any Registration Statement or Prospectus (a "Blocking Notice") if the Company's board of directors determines in its reasonable good faith judgment that the Company's obligation to ensure that such Registration Statement and Prospectus are current and complete would require the Company to take actions that might reasonably be expected to have a materially adverse detrimental effect on the Company and its stockholders; provided that the Company shall diligently and expeditiously take all actions it reasonably determines to be necessary or advisable to cause such Registration Statement and Prospectus to be current and complete and to remove such suspension pursuant to a Blocking Notice or the Notice described below or as a result of the circumstances described in Section 5(d)(ii) through (vii). Each Holder agrees by acquisition of the Registrable Securities that, upon receipt of a Blocking Notice or "Notice" from the Company of the existence of any fact of the kind described in the following sentence, such Holder shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until such Holder receives: (i) copies of the supplemented or amended Prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events; (ii) notice in writing (the "Advice") from the Company that the use of the Prospectus may be resumed; and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Pursuant to the immediately preceding sentence, the Company may provide such Notice to such Holder upon the determination by the Company of the existence of any fact or the happening or any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus, in order to make the statements therein not misleading in any material respect. If so directed by the Company in connection with any such notice, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice.

   (b) In the event: (i) the Company shall give any such Blocking Notice or Notice, pursuant to Section 5A(a) or (ii) the Registration Statement is suspended (including, but not limited to, suspensions resulting from the delisting of the Common Stock or a stop order issued by the Commission) or trading in the Common Stock on the Nasdaq National Market is suspended for a period of time (excluding disruptions from business announcements that result in any halt(s) in trading of not more than one day on each occasion) and other suspension of trading on such market in general (each, a "Blackout Period"), the time regarding the effectiveness of such Registration Statement set forth in Section 5(a) and the Maturity Date (as defined in the Certificate) of the Preferred Stock and the expiration date of the Warrants shall be extended by one and one-half (1 1/2) times the number of days during the period (i) from and including the date of the giving of such Blocking Notice or Notice to and including the date when the Holders shall have received the copies of the supplemented or amended Prospectus, the Advice and any additional or supplemental filings that are incorporated by reference in the Prospectus or
(ii) from and including the date of such suspension to and including the date when the Registration Statement is declared effective, as applicable. Delivery of a Blocking Notice or Notice and the related suspension of any Registration Statement or the occurrence of a Blackout Period shall not constitute a default under this Registration Rights Agreement and shall not create any obligation to pay liquidated damages under Section 2 hereof. However, if the Holder's ability to sell under the Registration Statement is suspended for more than ten consecutive trading days or for sixty (60) days (whether or not consecutive) during any twelve (12) month period (an "Excess Blocking Period"), then the Holders shall have the right to receive a 2.0% reduction in the Conversion Price (as defined in the Certificate) of the Preferred Stock for each 30-day period (or part thereof) following the beginning of an Excess Blocking Period until the Excess Blocking Period terminates. In addition, if the Excess Blocking Period continues for more than an aggregate of 180 days in any 360-day period, then at Holder's option, the Company shall redeem Holder's Preferred Stock at a redemption price equal to 130% of the Aggregate Value thereof, together with all payments due under this Section and the Agreement.

   6. Indemnification.

   (a) Company Indemnity. The Company will indemnify each Holder whose securities are included in a Registration Statement, each of its officers, directors, managers, members and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based solely on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by such Holder or the underwriter expressly for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

   (b) Holder Indemnity. Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors, managers, members and partners, and each person controlling such other Holder within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holders and their directors, officers, managers, members and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein; provided that no Holder shall be liable under this indemnity for an amount in excess of the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to such registration statement. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

   (c) Procedure. Each party entitled to indemnification under this Article (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party; provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the Indemnifying Party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

   7. Contribution. (a) If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Holder or underwriters, as the case may be, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holder or underwriters, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

   (b) The relative benefits received by the Company on the one hand and the Holders or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities by the Company to the Holders pursuant to this Registration Rights Agreement bear to the net proceeds received by the Holders from the sale of Registrable Securities pursuant to the Registration Statement or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the Prospectus, as the case may be. The relative fault of the Company on the one hand and of the Holders or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holders or by the underwriters.

   (c) In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under clauses (a) or (b) of Section 6 hereof had been available under the circumstances.

   (d) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rated allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of such Holder, the total price at which the shares of Common Stock offered by such Holder and distributed to the public, or offered to the public, exceed the amount paid by such Holder for the underlying Preferred Stock converted into such shares of Common Stock, (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holders or underwriter have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

   8. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or Preferred Stock as so changed.

   9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Preferred Stock and the Shares to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Preferred Stock or Shares without registration.

   10. Rule 416. The Company and the Subscribers each acknowledge that an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) if permitted by law, by reason of reductions in the Conversion Price (as defined in the Certificate) of the Preferred Stock in accordance with the terms of thereof, including, without limitation, the terms which case the Conversion Period Conversion Price (as defined in the Certificate) to decrease as the price of the Common Stock decreases (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to use all reasonable efforts to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the Securities Act are covered by the Registration Statement and, absent guidance from the Commission or other definitive authority to the contrary, the Company shall use all reasonable efforts to affirmatively support and not to take any position adverse to the position that the Registration Statement filed hereunder covers all of the Rule 416 Securities.

   11. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(e)(i) shall remain operative and in full force and effect regardless of (a) any termination of this Registration Rights Agreement or any underwriting agreement, (b) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (c) the consummation of the sale or successive resales of the Registrable Securities.

   12. Information by Holder. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement; provided, however, each Holder shall be given at least ten (10) days to respond to such request. All information provided to the Company by such Holder shall be accurate and complete in all material respects and such Holder shall promptly notify the Company if any such information becomes incorrect or incomplete. If such Holder does not timely provide such reasonably requested information, such Holder shall not be entitled to the liquidated damages contemplated by Section 2(c) to the extent that such delay in the Registration Statement becoming effective is caused by such failure to timely provide information unless such Holder shall be able to demonstrate to the Company's satisfaction that such failure to timely provide did not proportionately contribute to the event giving rise to the damages obligation.

   13. Transfer or Assignment of Registration Rights. The rights granted to the Subscribers by the Company under this Registration Rights Agreement to cause the Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee together with any transfer or assignment of the Registrable Securities, provided that the Company is given written notice by any applicable Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights agrees in writing to be bound by this Registration Rights Agreement.

   14. Representations and Warranties of the Company. The Company represents and warrants that there are no agreements, understandings or commitments, oral or written, between the Company and the holders of its securities pursuant to which such holders have a right to require the Company to register or qualify any of its securities under the Securities Act or any applicable state securities laws.

   15. Miscellaneous.

   (a) Entire Agreement. This Registration Rights Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof, and may not be modified or terminated except by a written agreement signed by the parties.

   (b) Notices. Any notice, demand or request required or permitted to be given by either the Company or the Holders pursuant to the terms of this Registration Rights Agreement shall be in writing and shall be deemed given when delivered personally, by overnight courier service or by facsimile, with a hard copy to follow by overnight or two day courier, addressed to the other party at the address of the party set forth at the end of this Registration Rights Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices to the Holders or to the Company shall be sent to the address set forth on Schedule I to the Subscription Agreement or to such other address as the Holders or the Company, as applicable, may hereafter designate.

   (c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

   (d) Governing Law; Consent of Jurisdiction. This Registration Rights Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law or choice of law except for matters arising under the Securities Act or the Securities Exchange Act of 1934, as amended, which matters shall be construed and interpreted in accordance with such laws. The Company and the Holders hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall be litigated only in the Supreme Court of the State of Delaware or the United States District Court of Delaware located in New Castle County, Delaware. The Company and the Holders consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of Delaware by registered mail, return receipt requested, directed to the such party at its address set forth in this Registration Rights Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a trial by jury in connection with any litigation.

   (e) Severability. Notwithstanding any provision of this Registration Rights Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable law. The invalidity or unenforceability of any provision of this Registration Rights Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Registration Rights Agreement in such jurisdiction or the validity, legality or enforceability of this Registration Rights Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

   (f) Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or deemed necessary to carry out the provisions of this Registration Rights Agreement and the transactions contemplated hereby.

   (g) Titles. The titles used in this Registration Rights Agreement are used for convenience of reference only and are not to be considered in construing or interpreting this Registration Rights Agreement.

   (h) Counterparts. This Registration Rights Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts and all of which together constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                          XCEED, INC.

                                                     /s/ Werner Haase
                                          By: _________________________________
                                            Name: Werner Haase
                                            Title: Chief Executive Officer

                                          PECONIC FUND, LTD.

                                          By:Ramius Capital Group, LLC
                                          Its:Investment Advisor

                                                  /s/ Jeffrey M. Solomon
                                          By: _________________________________
                                            Name: Jeffrey M. Solomon
                                            Title: Managing Officer

                                          LEONARDO, L.P.

                                          By:Angelo, Gordon & Co., L.P.
                                          Its:General Partner

                                                   /s/ Michael L. Gordon
                                          By: _________________________________
                                            Name: Michael L. Gordon
                                            Title: Chief Operating Officer

                                          HTFP INVESTMENT L.L.C.

                                          By:Promethean Asset Management,
                                           L.L.C.
                                          Its:Investment Advisor

                                                 /s/ James F. O'Brien, Jr.
                                          By: _________________________________
                                            Name: James F. O'Brien, Jr.
                                            Title: Managing Member

                                     PROXY
                                  XCEED INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Scott A. Mednick and Werner G. Haase jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed on the reverse side, all shares of Common Stock, par value $0.01 per share, of Xceed Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on October 5, 2000, or any adjournments thereof, as follows on the reverse side.

--------------------------------------------------------------------------------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark your votes as in this example.


                                                                              FOR      AGAINST       ABSTAIN

1.   THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S                           [ ]        [ ]           [ ]
     CERTIFICATE OF INCORPORATION.

2.   THE APPROVAL AND RATIFICATION OF THE XCEED INC.                          [ ]        [ ]           [ ]
     AMENDED AND RESTATED MILLENIUM STOCK OPTION PLAN.

3.   THE APPROVAL AND RATIFICATION OF THE ISSUANCE OF                         [ ]        [ ]           [ ]
     SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK,
     WARRANTS AND THE FUTURE ISSUANCE OF THE
     UNDERLYING COMMON STOCK.


IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO and THREE.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

SIGNATURE(S)_______________________________________DATE __________________

*NOTE: When shares are held by joint tenants, both should sign. Persons signing as executor, administrator, trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.